UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, OH	43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/07

Item 1.	Reports to Stockholders.

PACIFIC CAPITAL
FUNDS

Annual Report

As of July 31, 2007

MUTUAL FUNDS: ARE NOT FDIC INSURED • HAVE NO BANK GUARANTEE • MAY LOSE VALUE

Table of Contents

Letter to Shareholders	Page 1

Fund Performance Review	Page 3

Statements of Assets and Liabilities	Page 29

Statements of Operations	Page 32

Statements of Changes in Net Assets	Page 35

Schedules of Portfolio Investments	Page 43

Notes to Financial Statements	Page 75

Financial Highlights	Page 87

Report of Independent Registered Public Accounting Firm	Page 99

Additional Tax Information	Page 100

Trustees and Officers	Page 101

Board Determinations	Page 104

Expense Examples	Page 109

Proxy Voting and Portfolio Holdings Information	Page 112

Letter to Shareholders

Dear Shareholders:

Thank you for investing with Pacific Capital Funds. We value the trust you place in us, and we seek to provide world-class investment management to help you meet your financial goals.

Pacific Capital Funds draw upon the investment expertise of the Asset Management Group of Bank of Hawaii (“AMG”). AMG represents the largest, most experienced staff of investment professionals in Hawaii and manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients. AMG has partnered with a select list of sub-advisors to provide Pacific Capital Funds’ shareholders with greater investment opportunities, broader diversification and access to an elite group of institutional money managers, including:

•

Chicago Equity Partners, LLC (“CEP”). We have expanded our relationship with CEP from Sub-Adviser on the Pacific Capital Mid-Cap Fund to Sub-Adviser on the Growth Stock Fund, Growth and Income Fund, and Value Fund as well. CEP specializes in core domestic equity markets. The company’s investment team averages 17 years experience and has over $12 billion in assets under management.

•	First State Investments International, Limited, which specializes in single-country, regional and sector-specific investments, serves as Sub-Adviser to the Pacific Capital New Asia Growth Fund.

•	Hansberger Global Investors, Inc. (“HGI”), founded in 1994 by former Templeton Worldwide President and CEO Thomas L. Hansberger, serves as Sub-Adviser to the Pacific Capital International Stock Fund.

•

The Pacific Capital Small Cap Fund employs a multi-manager approach. Nicholas-Applegate Capital Management manages a portion of the Fund using a “systematic small cap” core strategy, Wellington Management Company, LLP manages a portion of the Fund using a small cap growth strategy, and Mellon Equity Associates, LLP manages a portion of the Fund using a small cap value strategy.

Annual Review

The economy decelerated during the 12-month period ended July 31, 2007, largely because of a severe downturn in the housing market. Weakness in housing dragged on activity for related industries such as builders, furniture makers and home-improvement retailers. The housing slowdown also dampened mortgage refinancing activity, making less cash available for consumers to spend. As consumer spending drives more than two-thirds of economic activity, the decline in consumers’ discretionary incomes crimped overall economic growth.

Lower energy prices initially buoyed consumers’ spending power, but energy prices subsequently climbed and weighed on spending. Wages grew solidly, helping offset the effects of higher energy prices. But signs emerged early in 2007 that increasing numbers of borrowers with weak credit were defaulting on their mortgages, raising concerns that liquidity would tighten and choke off growth.

The Federal Reserve Board (the “Fed”) left the federal funds rate, its target short-term interest rate, unchanged at 5.25% throughout this 12-month period, and repeatedly expressed the belief that inflation posed the greatest threat to economic growth. The economy’s slowdown appeared to reduce inflationary pressures by the end of the period, causing observers to speculate that the Fed might lower interest rates before the end of the year.

Stocks post strong gains

Stock markets around the world rallied during the period, as strong global economic growth helped corporations post healthy profits. The S&P 500 Index, composed of large-capitalization U.S. stocks, gained 16.13%, while the MSCI EAFE Index of 21 developed foreign stock markets returned 24.42%.

Mergers and acquisitions, stock repurchases and other corporate activity helped fuel those gains. Public companies engaged in company acquisitions and stock buybacks at a rapid pace, even as private equity funds pursued unprecedented levels of corporate buyouts. Those trends served to reduce the supply of outstanding equities, driving up stock prices.

This fiscal year marked a change in leadership for U.S. stocks. Value stocks had outperformed growth stocks for several years: The Russell 3000® Value Index, which tracks value-oriented stocks of all sizes, generated an annualized return of 7.88% during the five years prior to the period ended July 31, 2006, while the Russell 3000® Growth Index posted an annualized loss of 0.28% during the same period. That trend reversed itself during this fiscal year, however, as the growth benchmark gained 19.24% while the value benchmark returned 12.97%.

Investors sought out growth stocks in the belief that growth-oriented companies will be better-positioned to maintain earnings growth as the economy slows. Investors also appeared to prize the relatively attractive valuations offered by growth stocks after more than a half-decade of lagging performance. Growth indices’ superior performance in part reflected a resurgence in technology stocks, which benefited from new product cycles.

In a similar reversal, the market’s largest stocks outperformed its smallest stocks: The Russell 1000® Index of large caps climbed 16.45% during the period under review, while small caps (as represented by the Russell 2000® Index) returned 12.12%. That followed a long run of superior performance from small stocks, which produced annualized gains of 8.99% during the half-decade leading into this fiscal year, compared to only 3.45% per year for large caps.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

Letter to Shareholders (cont.)

Investors favored the earnings stability that larger companies offered. The biggest U.S. firms also benefited from their global reach, as economies overseas produced stronger growth than did the U.S. economy. Currency movements gave an additional boost to U.S. multinationals: The U.S. dollar weakened, making American firms’ goods more competitive overseas while increasing the value of foreign revenues.

The stock market declined amid volatile trading during the last several weeks of the period, as investors became increasingly concerned that fallout from the defaults on sub-prime mortgages could lead to a liquidity crunch. Such a development could hurt stock returns by making borrowing more expensive, which in turn could cut into corporate profits, slow mergers and acquisitions and reduce overall economic growth.

Bond investors reassess risk

Bonds generally posted solid returns during this 12-month period. Treasury securities benefited throughout much of the period from slowing economic growth and weakening inflation, which appeared to make a Federal Reserve interest-rate cut more likely. For much of the fiscal year, long-term bonds offered lower yields than short-term bonds, which were anchored by the 5.25% federal funds rate.

Investors in early summer reassessed their expectation for a near-term rate cut when concerns about global inflation briefly jumped. Bond purchasers began demanding higher yields, which decreased the value of existing bonds. Those concerns quickly faded, however. Meanwhile, stock-market volatility and reports about severe problems in the market for sub-prime mortgages led investors to seek safety in Treasuries, pushing bond yields down and bond prices up. Furthermore, the credit market’s troubles led the market to again price in a fed funds rate cut.

Corporate bonds outperformed government securities during most of the period. Bonds issued by companies with relatively weak finances fared best during that time, as investors showed a willingness to take on additional risk in pursuit of higher returns. That environment changed abruptly in early summer, however, as concerns about liquidity caused a flight to safety. AMG manages the Pacific Capital fixed-income funds with an emphasis on quality, so that development has helped boost the funds’ performance relative to their peers.*

Outlook

We believe that valuations in the stock market are attractive given relatively low current interest rates and our outlook for solid corporate profits and economic growth. We expect that the environment going forward may favor quality in both the stock and bond markets.

The financial markets’ increased volatility highlights the importance of taking a long-term perspective on investing. Staying focused on the big picture, rather than on the market’s day-to-day gyrations, can help you avoid making the kind of impulsive and emotional investment decisions that dampen long-term returns. We urge you to build a diversified portfolio with allocations to stocks, bonds and other assets that are appropriate to your individual investment goals, and to maintain those allocations as long as they remain appropriate for your circumstances.

Thank you for your confidence in Pacific Capital Funds. If you have any questions, we encourage you to contact your registered investment professional, call Pacific Capital Funds at 1-800-258-9232 or visit the Funds’ website at www.pacificcapitalfunds.com.

Sincerely,

Tobias M. Martyn
Senior Executive Vice President & Chief Investment Officer Asset Management Group of Bank of Hawaii

The foregoing information and opinions and following management discussions and analysis are for general information only. The Asset Management Group of Bank of Hawaii does not guarantee the accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering of individual or personalized investment advice.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

*	For additional information regarding Fund performance, please refer to the Funds’ commentary section.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-258-9232.

Pacific Capital New Asia Growth Fund

Investment Style

Regional, multi-cap, growth

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any particular size or sector.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by First State Investments International Limited (since June 29, 2006)

•	First State Investments is part of Colonial First State Global Asset, the consolidated asset management business of the Commonwealth Bank of Australia

•	The group’s combined investment businesses manage approximately $118.5 billion globally

•	The group has offices in London, Edinburgh, Sydney, Hong Kong, Singapore and Jakarta

•	Specialist in single country, regional, global and sector specific investments

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 46.07% (Class A Shares without sales charge), underperforming its benchmark, the MSCI® AC Far East Free Index1 (excluding Japan), which returned 54.63%.

What were the major factors in the market that influenced the Fund’s performance?

Asia’s outperformance was led by China as investor confidence was boosted by a series of successful initial public offerings in the Banking sector. Despite volatility and efforts by the government to subdue the stock market, China continued to perform on buoyant sentiment among retail investors. Malaysia was also a good performer as investors were attracted by its reasonable valuations. Hong Kong underperformed on concerns about rising interest rates and Taiwan lagged as the Information Technology sector remained subdued on lacklustre U.S. demand.

At a sector level, Energy and Materials were again very strong performers. Energy outperformed as the oil price rallied, and Materials were positively impacted by expectations of strong global growth and that commodity prices would remain at high levels for longer than expected. Information Technology continued to underperform on weak earnings by some essential stocks in the sector and a mixed product pricing outlook, and Utilities disappointed as investors sought less defensive sectors.

What helped the Fund’s performance?

Positions in China impacted positively due to the strong performance of the Chinese market, in particular China Resources Enterprise (Consumer Discretionary) and China Telecom (Telecom Services). The former outperformed due to improvement in its brewing and food retailing businesses as well as management’s ongoing commitment to corporate restructuring. The latter rose due to the company applying for a 3G licence in order to operate a high-speed mobile phone service.†

Other top performers included Keppel Corp (Singapore: Industrials), which reported a significant rise in profits due to increased demand for its platform and oil field services, and Hang Lung Group (Hong Kong: Financials), which is benefiting from increasing retail property demand in Mainland China’s second line cities. IOI (Malaysia: Consumer Staples) also aided returns after reporting strong profit growth due to higher palm oil prices and increased revenue from its manufacturing business.†

What hurt the Fund’s performance?

On the negative side, our position in Tanjong (Malaysia: Consumer Discretionary), a betting and power generation company, detracted from returns due to disappointing results as its gaming division suffered from a high payout ratio, and Singapore Telecom fell on concerns over margin sustainability in the core Singapore business as well as the potential for a price war in Australia.†

From the Industrials Sector, Cosco Pacific (China: Industrials), the world’s fifth largest port operator, held back performance when increased port capacity lead to fears of oversupply, and Johnson Electric (Hong Kong: Industrials) declined due to worries that recovery could take longer than expected.†

What major changes have occurred in the portfolio during the period covered by this report?

Over the 12-month period we continued to increase our exposure to companies in the Telecommunication Services sector, purchasing China Telecom, a fixed line incumbent telecom operator with a strong chance of being awarded a mobile license, and Telekomunikasi, a dominant provider of telecommunication services in Indonesia, which is currently benefiting from increasing penetration of mobile telephony. We subsequently sold this position in February ’07 because of valuation concerns.†

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI®) All Country (AC) Far East Free Index (excluding Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

Elsewhere, we purchased TSMC (Taiwan: Information Technology), a wafer manufacturer whose global technology lead should allow the company to enjoy less cyclical earnings growth in the future, and Sembcorp Industries (Singapore: Industrials), a well-managed utilities and marine business with a promising environmental division focused on recycling and waste management.†

We sold China Merchants Bank and AU Optronics (Taiwan: Information Technology), because of valuation concerns. We also disposed of Novatek (Taiwan: Industrials) as the shares reached our estimate of fair value.†

What is your outlook for the Fund?

We maintain an overweight position in the Consumer sectors, in particular businesses with a relatively high degree of earnings predictability and strong cash flow generation. We remain underweight in the cyclical Materials sector where company profits are vulnerable to a correction in commodity prices, and due to concerns over financial derivatives and valuations, we are significantly underweight in bank stocks.†

We anticipate that there could be further volatility in the short-term on concerns about subprime lending in the U.S. and the impact on the broader U.S. economy. However, we remain positive about the outlook for the Far East ex-Japan markets. We believe those economies should continue to expand at levels above the Western economies allowing companies to deliver favorable sales and profits growth. The region offers many well-managed companies with strong business franchises and robust financials.

Past performance does not guarantee future results.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

Country Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	38.42%	29.59%	20.63%	7.33%
Class B Shares**	40.97%	30.31%	20.92%	7.32%
Class C Shares**	43.96%	30.93%	21.03%	7.22%
Class Y Shares	46.36%	32.24%	22.25%	8.17%
MSCI® AC Far East Free Index (excluding Japan)	54.63%	35.30%	25.31%	5.08%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.91%	2.51%	2.51%	1.51%
With Contractual Waivers	1.76%	2.51%	2.51%	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class B and Class C Shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance calculated for any period prior to March 2, 1998 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the MSCI® AC Far East Free ex Japan Index, which is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. First State Investments International Limited is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital International Stock Fund

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular type or size of company or to any region of the world, including emerging markets countries.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	Disciplined bottom-up stock selection

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc. (since June 1, 2004)

•	Founded in 1994 by Thomas L. Hansberger, former President and CEO of Templeton Worldwide

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow, Toronto and Mumbai

•	23 investment professionals, 18 nationalities

•	$10 billion in assets under management

•	HGI is an affiliated investment manager of IXIS Asset Management Group (“IXIS”). IXIS has an ownership position of 84%. HGI management and employees own the remaining 16%

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund underperformed its benchmark, the MSCI® ACWI ex US Index1. The Fund (Class A shares without sales charge) was up 26.68%, while the MSCI® ACWI ex US Index was up 28.46%.

What were the major factors in the market that influenced the Fund’s performance?

A 2.9% underweighting to Australia combined with disappointing performance of the Fund’s holdings contributed to the Fund’s underperformance. Portfolio holding Johnson Electric had the largest negative impact as it was down 9.1% for the period.†

The Portfolio’s holdings in Japanese stocks helped the Fund’s return as the holdings were up 12.0%. Portfolio holding Nintendo had the largest positive impact as that stock was up 166.8%. United Kingdom stocks held were up 29.2%, and the portfolio’s holding in BHP Billiton PLC had the largest positive impact as that stock was up 61.2%.†

Holding a different basket of currencies than the MSCI® ACWI ex US Index had a negative net effect on the relative return. The 2.9% underexposure to the Australian dollar had the largest impact, and cash reserves, which averaged 1.8% of assets, had a negative impact.†

What major changes have occurred in the portfolio during the period covered by this report?

On an absolute basis, the largest change in the regional weights was a 3.7% increase to emerging markets. From a sector perspective, the Fund’s largest absolute weighting changes were a 1.7% increase in Industrials and a 1.4% decrease to Health Care.†

Relative to the benchmark, the Fund’s emerging markets weight increased by 3.8%. From a sector perspective, the Utilities weighting decreased by 1.3% while the Telecommunication Services weight increased by 1.2%.†

The portfolio cash reserves stood at 2.2% of assets at period end, up from 1.2% 12 months ago.

What is your outlook for the Fund?

We remain optimistic on international investing in general: real global Gross Domestic Product2 growth is still projected at over 3.0% for this year and next. In the meantime, on several valuation measures, international indices are trading in aggregate at a discount to the MSCI US Index.

However, we are cognizant that some of the challenges from the first half of the year may persist. HGI analysts will be monitoring carefully the impact of the difficulties in the U.S. subprime market on financial companies exposed to U.S. mortgages, consumer sentiment in the U.S., and international companies sensitive to U.S. spending. In addition, we are factoring in the risk of changing interest rates in the UK and continental Europe on current and prospective investments. In general, we anticipate that investors’ appetite for risk may wane. However, we continue to believe that carefully selecting securities with attractive fundamentals, good valuations, and prospects remains a sound strategy.

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI®) All Country World (ACWI) ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets outside the U.S. Investors cannot invest directly in an index.

[2]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital International Stock Fund (cont.)

Country Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	Since Inception (12/2/98)
Class A Shares*	20.02%	20.95%	15.54%	6.28%
Class B Shares**	21.72%	21.56%	15.87%	6.26%
Class C Shares**	24.53%	22.18%	15.95%	6.19%
Class Y Shares	26.90%	23.45%	17.14%	7.25%
MSCI® ACWI ex US Index	28.46%	26.15%	22.34%	9.90	%***

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.73%	2.33%	2.33%	1.33%
With Contractual Waivers	1.58%	2.33%	2.33%	1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

***	Return for the period 11/30/98 to 7/31/07.

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital International Stock Fund’s inception date was December 2, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the MSCI® ACWI ex US Index, an unmanaged index which is designed to measure equity market performance in the global developed and emerging markets outside the U.S. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Hansberger Global Investors, Inc. is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Small Cap Fund

Investment Style

Domestic, small-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

Nicholas-Applegate Capital Management

•	Systematic small cap strategy: Emphasizes a quantitative stock-selection approach to identify companies with sustainable growth characteristics and timely market recognition

Wellington Management Company, LLP

•	Small cap growth intersection strategy: Combines fundamental research with quantitative valuation techniques in a disciplined framework to assess investment attractiveness

Mellon Equity Associates, LLP

•	Small cap value strategy: Utilizes a disciplined process that combines computer modeling techniques, fundamental analysis, and risk management to select undervalued stocks for the Fund

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 11.39% (Class A Shares without sales charge), underperforming the Fund’s benchmark, the Russell 2000® Index1, which returned 12.12%.

What were the major factors in the market that influenced the Fund’s performance?

Equity markets around the world registered gains during the 12 months ended July 31, 2007. Key themes influencing stock prices were strength in the global economy and corporate profits, tighter monetary policy from central banks worldwide, a decline in the price of oil, and unprecedented merger and acquisition activity. In the U.S., Gross Domestic Product2 growth slowed; however, the economy remained healthy. The Federal Reserve Board (the “Fed”) held interest rates steady, seeking to balance the risks of slower growth and high core inflation, which excludes food and energy prices. Investors’ optimism that the Fed had engineered a soft landing for the economy helped drive this period’s stock market advance. During the fiscal year, large caps represented by the S&P 500 returned 16.13%, outperforming small caps represented by the Russell 2000® Index which returned 12.12%. Within the small cap universe, growth outperformed value. The Russell 2000® Value Index3 returned 7.67% versus a 16.83% return for the Russell 2000® Growth Index.

During the second half of the fiscal year and particularly during July, we witnessed a significant departure from several long-term trends. As credit spreads widened considerably, liquidity contracted, volatility increased sharply, small caps underperformed and growth outpaced value. Quantitative managers in particular were impacted as deteriorating credit conditions created a cascading effect, forcing highly levered participants to unwind exposures, leading to volatility as they covered shorts and sold long positions to raise cash. The Fund was impacted by this market dislocation.

What major changes have occurred in the portfolio during the period covered by the report?

Since June 2006, the Fund has employed a “multi-manager” approach whereby portions of the Fund’s assets are allocated among different investment sub-advisers who utilize distinct investment styles intended to complement one another. On June 27, 2007, Mellon Equity Associates, LLP (“MEA”) became sub-adviser to the small cap value portion of the Fund’s portfolio, replacing Nicholas-Applegate Capital Management (“NACM”), which continues to manage the “systematic small cap” core portion of the Fund’s portfolio. Wellington Management Company, LLP (“Wellington Management”) manages the small cap growth portion of the Fund’s portfolio. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments. As a percentage of net assets of the Small Cap Fund on July 31, 2007, MEA managed 37%, NACM managed 40% and Wellington Management managed 23%.

MEA - Small Cap Value

As noted above, the small cap value portion of the Fund’s portfolio was transition to MEA in late June 2007. The portfolio remains diversified across industry groups. Given the continued volatility in the financial markets, MEA believes that a strategy emphasizing strong fundamentals and sector diversification will serve clients well over the long run. The portfolio preserved capital in the downturn by outperforming the Russell 2000® Value Index3. Returns in Financials and Technology showed positive relative performance. Within the Technology sector, the portfolio benefited from a position in Cabot Microelectronics Corp., a provider of materials for polishing integrated circuits that reported strong earnings, an increase in sales, and improved operations.†

Past performance does not guarantee future results.

[1]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in an index.

[2]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas-Applegate Capital Management

•	Founded in 1984, NACM employs 46 investment professionals

•	Specializes in single-country, regional and sector-specific investments, traditional and systematic equity, global and international equity, high yield and convertibles and alternative strategies

•	$15.1 billion in assets under management

Sub-Advised by Wellington Management Company, LLP (since June 14, 2006)

•	Based in Boston, the firm has U.S. offices in Atlanta, Radnor (Pennsylvania), Chicago and San Francisco, with affiliate offices in London, Singapore, Sydney, Tokyo and Hong Kong

•	Specializes in domestic, international and global equity, fixed income, currency, commodities, real estate and active asset allocation strategies

•	Over $573 billion in assets under management

Sub-Advised by Mellon Equity Associates, LLP (since June 26, 2007)

•	Founded in 1983, Mellon Equity is headquartered in Pittsburgh with offices in Philadelphia and San Francisco

•	Specializes in structured U.S. and international equity and balanced fund management

•	Over $20 billion in assets under management

NACM - Systematic Small Cap

There were no major changes in this sleeve of the portfolio during the period. All buys and sells in this sleeve of the portfolio are driven by NACM’s quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings. Accordingly, sector weights were decreased in Consumer Staples, Financials, and Materials. Portfolio weightings were increased in Consumer Discretionary and Information Technology. Representative new buys include Crocs Inc., in Consumer Discretionary, as well as Dycom Industries in Information Technology. Representative sells include Chattem Inc., in Consumer Staples, Financial Federal in Financials, and Greif Inc., in Materials.†

Wellington Management – Small Cap Growth Intersection

All changes in this sleeve of the portfolio are driven by bottom-up fundamental and quantitative research rather than sector-level, top-down views. During the 12-month period, the largest new purchases in this sleeve of the portfolio included Lifepoint Hospitals, a holding company that owns acute care hospitals, Varian

Semiconductor, a leading worldwide supplier of scientific instruments and vacuum technologies for life science and industrial applications, and Emulex, an enterprise storage company. Wellington Management’s largest eliminations included Global Imaging Systems, a U.S. copy and print distributor to medium sized businesses, and Chaparral Steel, a producer of structural steel products, both of which were acquired during the period.†

What is your outlook for the Fund?

Looking forward, we expect a gradual growth recovery in the second half of 2007 and into next year. The U.S. mid-cycle slowdown has many cross-currents. On a positive note, the manufacturing inventory correction looks complete, and the Industrial sector is seeing stronger demand from abroad and a slightly better tone to U.S. capital investment. We believe consumer spending should find a bottom in the coming months. On the negative side, we are still waiting to see some stabilization in housing demand. We view the recent volatility in the market as a liquidity-driven event, rather than a shift in fundamentals. Longer-term, company fundamentals drive stock prices, and we are maintaining our discipline and focus on fundamentals. Over the long-run, security selection will drive the Fund’s results, and we believe the Fund is well positioned to capitalize on the changing market environment.†

[3]

Russell 2000® Value Index is comprised of the securities in the Russell 2000® Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

Sector Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	5.54%	12.33%	17.65%	14.90%
Class B Shares**	6.57%	12.75%	17.92%	14.79%
Class C Shares**	9.56%	13.52%	18.03%	14.74%
Class Y Shares	11.64%	14.66%	19.21%	15.87%
Russell 2000® Index	12.12%	13.40%	16.02%	9.48%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.87%	2.47%	2.47%	1.47%
With Contractual Waivers	1.72%	2.47%	2.47%	1.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Small Cap Fund’s inception date was December 3, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Index, an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Nicholas-Applegate Capital Management, Wellington Management Company, LLP and Mellon Equity Associates, LLP are sub-advisers for a portion of the Fund’s assets and are paid a fee for their services.

Pacific Capital Mid-Cap Fund

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies the sub-adviser believes are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since October 10, 2006)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 years experience

•	CEP currently oversees $12 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund underperformed its benchmark, the S&P MidCap 400 Index1. The Fund produced a total return of 15.63% (Class A Shares without sales charge), compared to the S&P MidCap 400 Index which returned 16.73% for the same period.

What were the major factors in the market that influenced the Fund’s performance?

Over the last three months, security selection in the Industrials sector added value, while selection in the Technology and Energy sectors detracted from performance. For the year, security selection in the Materials and Industrials sectors added value, while selection in the Technology and Staples sectors detracted from performance. The model did a good job during the first part of the year, but the discrimination has deteriorated over the last several months, and actually turned perverse during June and July which contributed to the Fund’s underperformance.†

What major changes have occurred in the portfolio during the period covered by the report?

No major changes have occured in the portfolio other than typical rebalancing.

What is your outlook for the Fund?

We have experienced a liquidity crunch and unwinding of some levered quantitative-related portfolios that heightened short-term volatility for our strategy over the last few months. This particular event, similar in some ways to the liquidity crunch of 1998 revolving around Long-Term Capital Management, did cause short-term volatility higher than any prior episodes that we have seen. The very nature of volatility, however, is calm periods interspersed with shocks, and our proprietary risk model is able to quickly incorporate this information to allow for adjustments to the portfolio in response. Periods where the market prefers stocks that look perverse along the broad-based factor dimensions that we seek are invariably short-lived and generally followed by a sharp rebound in our model. We have begun to see a return to focus on fundamentals. We are long term investors and will continue to follow a structured and disciplined investment strategy we believe can provide superior results over a full market cycle.†

Past performance does not guarantee future results.

[1]	The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium capitalization stocks. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Mid-Cap Fund (cont.)

Sector Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	Since Inception (12/30/03)
Class A Shares*	9.53%	13.32%	10.45%
Class C Shares**	13.74%	12.53%	11.38%
Class Y Shares	15.87%	13.59%	12.37%
S&P MidCap 400 Index	16.73%	15.29%	12.81%

Expense Ratios	Class A	Class C	Class Y
Gross	1.52%	2.12%	1.12%
With Contractual Waivers	1.37%	2.12%	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Mid-Cap Fund’s inception date was December 30, 2003. The Class C Shares were not in existence prior to April 30, 2004. Performance information for the Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged market capitalization-weighted index of 400 medium capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Growth Stock Fund

Investment Style

Domestic, large-cap, growth

Investment Objective

Long-term capital appreciation and dividend income by investing in a diversified portfolio of large-capitalization companies whose earnings are expected to grow faster than the average for the U.S. market.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 years experience

•	CEP currently oversees $12 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund produced a 13.49% total return (Class A Shares without sales charge), underperforming its benchmarks, the S&P 500/Citigroup Growth Index1 and the Russell 1000® Growth Index1, which returned 16.46% and 19.47%, respectively.

What were the major factors in the market that influenced the Fund’s performance?

Despite the sell-offs in June and July, the domestic equity market saw absolute positive returns across all market capitalization ranges for the fiscal year which ended on July 31, 2007. During the fiscal year, large caps, as represented by the S&P 500 Index, returned 16.13%, while small caps, as represented by the Russell 2000® Index, returned 12.12%. Continued growth in the domestic economy, a boom in corporate buyouts led by private equity players, and a pause by the Fed after a series of interest rate hikes appeared to fuel investors’ appetite for equity.

The domestic equity markets experienced wild swings in volatility in the final two months of the fiscal year as fears escalated relative to inflation risks and the sub-prime mortgage implosion. The S&P 500 Index (-1.66%) was negatively impacted in June by inflation concerns stoked by evidence of a growth recovery in the domestic economy and by rising interest rates abroad. In July, the continuing sub-prime issues spread from the credit market into stocks, leading the S&P 500 Index to record a loss of 3.10% for the month (its biggest monthly decline since July 2004), as well as a loss of 1.38% for the quarter. In light of the increased volatility in the financial markets in the final quarter, larger stocks generally fared better than smaller stocks and growth outpaced value across market capitalizations.

The Fund’s investment process favors stocks that are attractively valued relative to their peers, have good earnings growth, exhibit price strength, and have high quality balance sheets. These investment fundamentals were disregarded, as expensive, low-quality, and debt-loaded stocks outperformed their more fundamentally attractive peers in the final quarter of the fiscal year, particularly during July. As a result, several of the Fund’s highly ranked holdings performed poorly due to the fact that the stock selection model did not discriminate well between the highest and lowest ranked stocks, contrary to our experience over the previous ten years. During the 12-month period, stock selection was weakest in the Information Technology, Industrials, Energy and Consumer Staple sectors. Strong stock selection in Financials, Telecom Services, and Utilities partially offset disappointing stock selection in other sectors during the period.†

What major changes have occurred in the portfolio during the period covered by the report?

There were no major changes in the portfolio during the period other than typical rebalancing. All buys and sells in the portfolio are driven by a quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings.

What is your outlook for the Fund?

Despite the short-term nature of the market in recently favoring lower quality stocks, we believe in building a portfolio of companies with strong fundamentals trading at attractive valuations, while seeking to immunize the portfolio against risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization. We believe that a return to a more normal risk taking environment will favor high quality stocks, such as those in the Fund.

Past performance does not guarantee future results.

[1]

The Fund has changed its standardized benchmark from the Russell 1000® Growth Index to the S&P 500/Citigroup Growth Index to better reflect the Fund’s investment strategy. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/Citigroup Growth Index measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth Stock Fund (cont.)

Sector Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmarks. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	7.47%	4.72%	5.56%	2.32%
Class B Shares**	8.69%	4.95%	5.73%	2.29%
Class C Shares**	11.55%	5.86%	5.89%	2.19%
Class Y Shares	13.78%	6.87%	6.94%	3.15%
Russell 1000® Growth Index	19.47%	10.26%	10.18%	3.35%
S&P 500/Citigroup Growth Index	16.46%	9.25%	9.15%	4.43%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.54%	2.14%	2.14%	1.14%
With Contractual Waivers	1.39%	2.14%	2.14%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class B and Class C Shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to March 2, 1998 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Russell 1000® Growth Index and the S&P 500/Citigroup Growth Index. The Fund has changed its standardized benchmark from the Russell 1000® Growth Index to the S&P 500/Citigroup Growth Index to better reflect the Fund’s investment strategy. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/Citigroup Growth Index measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Growth and Income Fund

Investment Style

Domestic, large-cap, blend

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization dividend-paying companies whose earnings are expected to grow at above-average rates in relation to industry peers.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 years experience

•	CEP currently oversees $12 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 10.06% (Class A Shares without sales charge), underperforming its benchmark, the S&P 500 Index1, which returned 16.13%.

What were the major factors in the market that influenced the Fund’s performance?

Despite the sell-offs in June and July, the domestic equity market saw absolute positive returns across all market capitalization ranges for the fiscal year which ended on July 31, 2007. During the fiscal year, large caps, as represented by the S&P 500 Index, returned 16.13%, while small caps, as represented by the Russell 2000® Index, returned 12.12%. Continued growth in the domestic economy, a boom in corporate buyouts led by private equity players, and a pause by the Fed after a series of interest rate hikes appeared to fuel investors’ appetite for equity.

The domestic equity markets experienced wild swings in volatility in the final two months of the fiscal year as fears escalated relative to inflation risks and the sub-prime mortgage implosion. The S&P 500 Index (-1.66%) was negatively impacted in June by inflation concerns stoked by evidence of a growth recovery in the domestic economy and by rising interest rates abroad. In July, the continuing sub-prime issues spread from the credit market into stocks, leading the S&P 500 Index to record a loss of 3.10% for the month (its biggest monthly decline since July 2004), as well as a loss of 1.38% for the quarter. In light of the increased volatility in the financial markets in the final quarter, larger stocks generally fared better than smaller stocks and growth outpaced value across market capitalizations.

The Fund’s investment process favors stocks that are attractively valued relative to their peers, have good earnings growth, exhibit price strength, and have high quality balance sheets. These investment fundamentals were disregarded, as expensive, low-quality, and debt-loaded stocks outperformed their more fundamentally attractive peers in the final quarter of the fiscal year, particularly during July. As a result, several of the Fund’s highly ranked holdings performed poorly due to the fact that the stock selection model did not discriminate well between the highest and lowest ranked stocks, contrary to our experience over the previous ten years. During the 12-month period, stock selection was unrewarded broadly; however, the lack of reward was more pronounced within the Information Technology, Financials, Consumer Discretionary, Consumer Staples, and Energy sectors.†

What major changes have occurred in the portfolio during the period covered by the report?

There were no major changes in the portfolio during the period other than typical rebalancing. All buys and sells in the portfolio are driven by a quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings.

What is your outlook for the Fund?

Despite the short-term nature of the market in recently favoring lower quality stocks, we believe in building a portfolio of companies with strong fundamentals trading at attractive valuations, while seeking to immunize the portfolio against risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization. We believe that a return to a more normal risk taking environment will favor high quality stocks, such as those in the Fund.

Past performance does not guarantee future results.

[1]

The Standard & Poor’s 500 Index (“S&P 500 Index”) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth and Income Fund (cont.)

Sector Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	4.27%	6.28%	7.25%	2.91%
Class B Shares**	5.24%	6.52%	7.45%	2.83%
Class C Shares**	8.25%	7.42%	7.61%	2.74%
Class Y Shares	10.39%	8.51%	8.69%	3.71%
S&P 500 Index	16.13%	11.76%	11.81%	5.98%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.53%	2.13%	2.13%	1.13%
With Contractual Waivers	1.38%	2.13%	2.13%	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class B and Class C Shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to March 2, 1998 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Value Fund

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization companies believed to be undervalued.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 years experience

•	CEP currently oversees $12 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 12.10% (Class A Shares without sales charge), underperforming its benchmark, the Russell 1000® Value Index1, which returned 13.47%.

What were the major factors in the market that influenced the Fund’s performance?

Despite the sell-offs in June and July, the domestic equity market saw absolute positive returns across all market capitalization ranges for the fiscal year which ended on July 31, 2007. During the fiscal year, large caps, as represented by the S&P 500 Index, returned 16.13%, while small caps, as represented by the Russell 2000® Index, returned 12.12%. Continued growth in the domestic economy, a boom in corporate buyouts led by private equity players, and a pause by the Fed after a series of interest rate hikes appeared to fuel investors’ appetite for equity.

The domestic equity markets experienced wild swings in volatility in the final two months of the fiscal year as fears escalated relative to inflation risks and the sub-prime mortgage implosion. The S&P 500 Index (-1.66%) was negatively impacted in June by inflation concerns stoked by evidence of a growth recovery in the domestic economy and by rising interest rates abroad. In July, the continuing sub-prime issues spread from the credit market into stocks, leading the S&P 500 Index to record a loss of 3.10% for the month (its biggest monthly decline since July 2004), as well as a loss of 1.38% for the quarter. In light of the increased volatility in the financial markets in the final quarter, larger stocks generally fared better than smaller stocks and growth outpaced value across market capitalizations.

The Fund’s investment process favors stocks that are attractively valued relative to their peers, have good earnings growth, exhibit price strength, and have high quality balance sheets. These investment fundamentals were disregarded, as expensive, low-quality, and debt-loaded stocks outperformed their more fundamentally attractive peers in the final quarter of the fiscal year, particularly during July. As a result, several of the Fund’s highly ranked holdings performed poorly due to the fact that the stock selection model did not discriminate well between the highest and lowest ranked stocks, contrary to our experience over the previous ten years. During the 12-month period, the key driver of performance was poor stock selection within 3 of the 10 broad economic sectors of the market. In particular, stock selection was weakest in Financials, Healthcare, and Consumer Staples. This was partially offset by strong stock selection across several sectors, particularly Industrials, Utilities, Materials, Energy, and Consumer Discretionary.†

What major changes have occurred in the portfolio during the period covered by the report?

There were no major changes in the portfolio during the period other than typical rebalancing. All buys and sells in the portfolio are driven by a quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings.

What is your outlook for the Fund?

Despite the short-term nature of the market in recently favoring lower quality stocks, we believe in building a portfolio of companies with strong fundamentals trading at attractive valuations, while seeking to immunize the portfolio against risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization. We believe that a return to a more normal risk taking environment will favor high quality stocks, such as those in the Fund.

Past performance does not guarantee future results.

[1]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Value Fund (cont.)

Sector Weightings as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	6.24%	11.34%	10.88%	4.40%
Class B Shares**	7.30%	11.74%	11.10%	4.31%
Class C Shares**	10.23%	12.53%	11.25%	4.27%
Class Y Shares	12.33%	13.63%	12.35%	5.30%
Russell 1000® Value Index	13.47%	14.66%	14.46%	7.86%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.49%	2.09%	2.09%	1.09%
With Contractual Waivers	1.34%	2.09%	2.09%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Value Fund’s inception date was December 3, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 13, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital High Grade Core Fixed Income Fund

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment grade corporate debt securities.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in separately managed accounts on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund returned 4.75% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch Domestic Master Index1, which returned 5.66%.

What were the major factors in the market that influenced the Fund’s performance?

Rates were volatile during the period. The 10-year rate began the period at 4.99%, declined to a low of 4.43% in early December, peaked at 5.26% toward the middle of June, and closed the period at 4.78%. We maintained a conservative risk structure during the period, keeping duration close to the benchmark and holding higher quality bonds. We were overweight in corporate bonds, which contributed to performance.

What major changes have occurred in the portfolio during the period covered by the report?

We began increasing our government bond positions a few months ago out of concern that credit spreads—the difference in yields between securities that are identical in all respects except for quality rating—especially on lower quality bonds, were too tight. Although we were a bit early, we were rewarded toward the end of the period and subsequent to July 31 as there has been a significant flight to quality in the Treasury market. We did take advantage of wider spreads by purchasing issues that we felt had widened too much, such as JP Morgan, as well as new issues of Kimberly-Clark. Spreads on those issues have tightened since our purchase. Portfolio duration was extended from a low of 4.53 years at April end to 4.9 years at the end of June. We shortened duration to about 2% shorter than the benchmark at the end of July as rates were at the bottom of the trading range established by our economist.†

What is your outlook for the Fund?

We are still concerned about spread widening and contagion from mortgage market defaults as well as sizable liquidations of collateral portfolios that backed structured securities. We have continued with our higher quality positions and neutral/slightly short duration stance compared to the benchmark. We expect to selectively include “beaten up” credits in the portfolio that we feel offer attractive value.†

Past performance does not guarantee future results.

[1]

The Merrill Lynch Domestic Master Index is a broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Core Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	0.58%	1.50%	2.72%	4.64%
Class B Shares**	-0.02%	1.19%	2.63%	4.46%
Class C Shares**	2.98%	2.16%	2.80%	4.36%
Class Y Shares	4.98%	3.09%	3.80%	5.31%
Merrill Lynch Domestic Master Index	5.66%	3.99%	4.47%	5.86%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.26%	1.86%	1.86%	0.86%
With Contractual Waivers	1.11%	1.86%	1.86%	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class B and Class C Shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to March 2, 1998 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Core Fixed Income Fund is measured against the Merrill Lynch Domestic Master Index, an unmanaged broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital Tax-Free Securities Fund

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%–75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in separately managed accounts on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 3.57% (Class A Shares without sales charge), underperforming its benchmark, the Lehman Brothers Municipal Hawaii Bond Index1, which returned 4.17%.

What were the major factors in the market that influenced the Fund’s performance?

The Fund’s underperformance is attributable to the fees and expenses associated with the Fund that are not associated with the index. Interestingly, the municipal market rates ended July 2007 identical to where they were at the end of July 2006. There were substantial changes throughout the year with rates along the yield curve—a line which plots interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates—changing by 25 (0.25%) to 50 bps (0.50%).

Overall, we were able to successfully position the portfolio through this last year to take advantage of the different rate and credit environments.

What major changes have occurred in the portfolio during the period covered by the report?

We ended the year with a slightly shorter duration than when we began (5.54 years effective duration versus 5.88 years, and 4.89 years modified duration versus 5.42 years), and a slightly higher percentage of AAA rated securities (92% versus 90%). We feel this is an appropriate positioning given the volatility we currently see in the market and we believe this will position the portfolio to take advantage of some opportunities as they arise.†

What is your outlook for the Fund?

We are starting out the next year in a period of high volatility in the financial markets largely attributable to the sub-prime mortgage market meltdown.

We expect this volatility to continue for several months and will navigate through this period carefully while looking to opportunistically extend the duration of the Fund and slightly increase the allocation to higher yielding, slightly lower credit quality securities that we feel present attractive risk/return characteristics.

Past performance does not guarantee future results.

[1]

The Lehman Brothers Municipal Hawaii Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax Free Securities Fund (cont.)

Credit Quality as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-0.56%	1.35%	2.38%	3.76%
Class B Shares**	-1.18%	1.07%	2.30%	3.60%
Class C Shares**	1.80%	1.98%	2.47%	3.50%
Class Y Shares	3.81%	2.99%	3.47%	4.46%
Lehman Brothers Municipal Hawaii Index	4.17%	3.69%	4.07%	5.00%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.28%	1.88%	1.88%	0.88%
With Contractual Waivers	1.13%	1.88%	1.88%	0.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class B and Class C Shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to March 2, 1998 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Hawaii Index, which is an unmanaged rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital High Grade Short Intermediate Fixed Income Fund

Investment Style

High-quality, short-intermediate-term, taxable

Investment Objective

High current income consistent with prudent capital risk by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment grade corporate debt securities. Under normal market and interest rate conditions, the Fund’s duration will be between two and five years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in separately managed accounts on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 4.61% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch Domestic Master 1–5 Year Index1, which returned 5.59%.

What were the major factors in the market that influenced the Fund’s performance?

The primary factor influencing the relative performance of the Fund for the 12-month period was our underweight to direct Treasury issues and, inversely, our overweight to U.S. Government Agency debt and, additionally, one specific credit in the portfolio which clearly hindered Fund performance. Several market analysts have suggested that Countrywide Financial Corp. (“CFC”) may have singled-handedly triggered the Federal Open Market Committee (“FOMC”) to begin an easing cycle. CFC is a top three underwriter of mortgages in the nation across all mortgage product segments including sub-prime notes. At each point in the downdrafts for pricing on this issuer’s securities, we maintained our position on the credit believing the market was overreacting. From the nadir of this credit’s pricing we have thus far been proven correct despite the fact that holding the issue has diminished our relative performance. We believe that with the recent infusion of preferred equity capital from Bank of America, CFC is now likely to recover its reputation and successfully retool its business model or complete a sale of its existing franchise to a stronger external buyer with the odds-on-favorite being B of A.

For the majority of the 12-month period, our underweight in Treasuries and overweight in Agencies allowed the Fund to perform favorably against its peer group and benchmark index. However, in recent months since the end of Q1 2007 the Treasury market has experienced numerous waves of “flight to quality” buying as financial service providers around the globe with meaningful exposure to the sub-prime mortgage market made negative headlines regarding realized and/or potential losses related to their mortgage businesses or investments. This crisis-like price action in the Treasury market in recent months has unwound rapidly some of the Fund’s positive performance, and unless markets normalize soon, this reversal of fortune has a potential to continue for several more months. Ultimately, we believe the allocations the Fund has historically used to garner solid relative returns offer good probabilities for the Fund to return to its sound performance trend.

Nevertheless, as quickly as troubling Wall Street Journal front page stories can arise (e.g. two Bear Stearns hedge funds go bankrupt; BNP Fund suspends withdrawals/purchases citing inability to price complex mortgage securities; Australian asset backed hedge fund collapses; Countrywide Financial Corporation faces liquidity crisis and draws on bank lines to shore up short term operating funds; the FOMC reverses course with a full “about face” from their regularly scheduled meeting notes expressing concern for inflation when they cut the discount rate at a previously unscheduled emergency meeting), fixed income securities have the potential to increase dramatically in price and decrease yield while spread—the difference in yields between securities that are identical in all respects except for quality rating—can remain unchanged or, worse in some cases, move inversely to Treasuries.

What major changes have occurred in the portfolio during the period covered by the report?

We continue to maintain a neutral duration target versus the benchmark and continue to work on neutralizing our yield curve—a line which plots interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates—exposures in addition to our total portfolio duration as markets continue to trade erratically.†

What is your outlook for the Fund?

In light of the FOMC Q3 emergency meeting to cut the discount rate by 50 basis points (0.50%), the easing cycle has begun. Our expectation is for Fed Funds to be at 5.00% by year end and at least 4.75% no later than Q2 2008. Provided the economy does not slip into recession but merely experiences a mid-cycle slow down, as we anticipate, then we believe our neutral duration target and overweight to issues spread over the Treasury curve—a yield curve constructed using Treasury rates—should perform well in the coming quarters.

Past performance does not guarantee future results.

[1]

Merrill Lynch Domestic Master 1–5 Year Index is a broad-based measure of the total rate of return performance of the short-term U.S. investment-grade bond market. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Short Intermediate Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	2.25%	1.89%	2.02%	4.00%
Class C Shares**	2.94%	1.92%	1.99%	3.99%
Class Y Shares	4.86%	2.93%	2.72%	4.50%
Merrill Lynch Domestic Master 1–5-Year Index	5.59%	3.61%	3.64%	5.28%

Expense Ratios		Class A	Class C	Class Y
Gross		1.23%	1.83%	0.83%
With Contractual Waivers		1.08%	1.83%	0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Short Intermediate Fixed Income Fund is measured against the Merrill Lynch Domestic Master 1–5 Year Index, an unmanaged broad-based index that measures the total rate of return performance of the short-term U.S. investment-grade bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital Tax-Free Short Intermediate Securities Fund

Investment Style

High-quality, short-intermediate-term, tax-exempt

Investment Objective

High level of income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%–75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in separately managed accounts on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 2.84% (Class A Shares without sales charge), underperforming its benchmark, the Lehman Brothers Municipal Hawaii 3–Year Index1, which returned 3.74%.

What were the major factors in the market that influenced the Fund’s performance?

The Fund’s underperformance is attributable to the fees and expenses associated with the Fund that are not associated with the index. Interestingly, the municipal market rates ended July 2007 identical to where they were at the end of July 2006. There were substantial changes throughout the year with rates along the yield curve—a line which plots interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates—changing by 25 (0.25%) to 50 bps (0.50%).

Historically, the Fund benefited from a relative overweight to short callable securities and higher yielding lower credit quality securities than those in the benchmark. This strategy has worked well over the course of the year, although it has recently underperformed. However, we believe this structure could potentially provide superior returns over the long term.

What major changes have occurred in the portfolio during the period covered by the report?

We have taken advantage of some tax loss swap opportunities to invest in some higher-yielding short-term bonds to add performance to the Fund, bringing the AAA-rated percentage from 88% to 74%. We feel these securities will add value to the Fund over the year ahead.†

What is your outlook for the Fund?

We expect to remain close to the duration of the benchmark and continue to look for opportunities to increase the percentage of double tax exempt bonds held in the Fund.

Past performance does not guarantee future results.

[1]

The Lehman Brothers Municipal Hawaii 3–Year Bond Index is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond index. The index is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Short Intermediate Securities Fund (cont.)

Credit Quality as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	0.54%	1.04%	1.46%	2.80%
Class C Shares**	0.97%	1.02%	1.42%	2.78%
Class Y Shares	3.08%	2.06%	2.17%	3.30%
Lehman Brothers Municipal Hawaii 3–Year Index	3.74%	2.29%	2.45%	3.88%

Expense Ratios		Class A	Class C	Class Y
Gross		1.25%	1.85%	0.85%
With Contractual Waivers		1.10%	1.85%	0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers Municipal Hawaii 3–Year Index, an unmanaged index which is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond Index and is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital U.S. Government Short Fixed Income Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% in short-term debt securities issued or guaranteed by the U.S. Government and its agencies. Under normal market and interest rate conditions, the Fund’s target duration is not expected to exceed 2.5 years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in separately managed accounts on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2007, the Fund gained 4.80% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch 1–3-Year U.S. Treasury Index1, which returned 5.26%.

What were the major factors in the market that influenced the Fund’s performance?

The primary factor influencing relative performance of the Fund for the period was our underweight to direct Treasury issues and, inversely, our overweight to U.S. Government Agency debt.

For the majority of the 12-month period, the Treasury underweight and the Agency overweight allowed the Fund to outperform its benchmark.

However, since the end of Q1 2007, the Treasury market has experienced numerous waves of “flight to quality” buying as financial service providers around the globe with meaningful exposure to the sub-prime mortgage market made negative headlines regarding realized and/or potential losses related to their mortgage businesses or investments. This crisis-like price action in the Treasury market in recent months has unwound rapidly some of the Fund’s outperformance, and unless markets normalize soon, this reversal of fortune has a potential to continue for several more months. Ultimately we believe the allocations the Fund has historically used to garner solid relative returns offer good probabilities for the Fund to return to its positive performance trend.

Nevertheless, as quickly as troubling Wall Street Journal front page stories can arise (e.g. two Bear Stearns hedge funds go bankrupt; BNP Fund suspends withdrawals/purchases citing inability to price complex mortgage securities; Australian asset backed hedge fund collapses; Countrywide Financial Corporation faces liquidity crisis and draws on bank lines to shore up short term operating funds; the FOMC reverses course with a full “about face” from their regularly scheduled meeting notes expressing concern for inflation when they cut the discount rate at a previously unscheduled emergency meeting), government securities have the potential to increase dramatically in price and decrease yield while spread—the difference in yields between securities that are identical in all respects except for quality rating—can remain unchanged or, worse in some cases, move inversely to Treasuries.

What major changes have occurred in the portfolio during the period covered by the report?

We continue to maintain neutral duration target versus the benchmark and continue to work on neutralizing our yield curve—a line which plots interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates—exposures in addition to our total portfolio duration as markets continue to trade erratically.†

What is your outlook for the Fund?

In light of the FOMC Q3 emergency meeting to cut the discount rate by 50 basis points (0.50%), the easing cycle has begun. Our expectation is for Fed Funds to be at 5.00% by year end and at least 4.75% no later than Q2 2008. Provided the economy does not slip into recession but merely experiences a mid-cycle slow down, as we expect, then our neutral duration target and overweight to issues spread over the treasury curve—a yield curve constructed using Treasury rates—should perform well in the coming quarters.

Past performance does not guarantee future results.

[1]	The Merrill Lynch 1–3-Year Treasury Index is comprised of United States Treasury issues with maturities from one to three years. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital U.S. Government Short Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2007

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2007

	1 Year	3 Year	5 Year	Since Inception (6/1/00)
Class A Shares*	2.45%	2.30%	1.78%	3.02%
Class B Shares**	0.02%	1.34%	1.30%	2.60%
Class C Shares**	3.02%	2.30%	1.48%	2.59%
Class Y Shares	5.17%	3.33%	2.50%	3.61%
Merrill Lynch 1–3-Year U.S. Treasury Index	5.26%	3.10%	2.71%	4.37%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.11%	1.71%	1.71%	0.71%
With Contractual Waivers	0.96%	1.71%	1.71%	0.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2006. Additional information pertaining to the Funds’ expense ratios as of July 31, 2007 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital U.S. Government Short Fixed Income Fund’s inception date was June 1, 2000. The Class A and Class B Shares were not in existence prior to August 1, 2000, and the Class C Shares prior to April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to August 1, 2000 is based on the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected. The performance of the Pacific Capital U.S. Government Short Fixed Income Fund is measured against the Merrill Lynch 1–3-Year U.S. Treasury Index, an unmanaged index comprised of U.S. Treasury issues with maturities from one- to three-years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2007

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Assets:
Investments, at cost	$80,937,986	$202,596,271	$546,169,262	$67,945,852

Investments, at value	$117,521,581	$248,167,455	$536,301,824	$71,572,188
Cash	—	4,167	—	—
Foreign currency, at value (Cost $260,835, $—, $—, and $—, respectively)	260,853	—	—	—
Income receivable	218,574	260,928	408,728	60,169
Receivable for capital shares issued	40,367	117,297	985,836	49,619
Receivable for investments sold	171,406	—	4,785,987	—
Reclaims receivable	—	241,387	—	—
Prepaid expenses and other assets	699	8,315	31,644	—

Total Assets	118,213,480	248,799,549	542,514,019	71,681,976

Liabilities:
Payable for capital shares redeemed	5,003	6,468	2,000,896	16,678
Payable for investments purchased	193,529	—	3,324,853	—
Accrued expenses and other payables:
Investment advisory fees	40,556	76,211	181,089	21,619
Sub-investment advisory fees	50,694	92,135	312,766	12,923
Administration and sub-administration fees	9,125	19,597	44,448	5,816
Compliance service fees	602	1,336	3,092	405
Distribution fees	1,770	1,394	76,815	621
Other fees	53,899	53,998	122,055	27,659

Total Liabilities	355,178	251,139	6,066,014	85,721

Net Assets:
Capital (no par value)	72,019,422	190,877,334	474,903,670	60,413,497
Undistributed (distributions in excess of) net investment income	87,230	(224,021)	—	—
Accumulated net realized gains from investments	9,168,065	12,319,434	71,411,773	7,556,422
Net unrealized appreciation (depreciation) on investments	36,583,585	45,575,663	(9,867,438)	3,626,336

Net Assets	$117,858,302	$248,548,410	$536,448,005	$71,596,255

Net Assets
Class A	$3,206,868	$1,220,561	$228,985,311	$692,579
Class B	678,908	670,716	2,509,927	N/A
Class C	579,752	600,344	24,083,147	481,642
Class Y	113,392,774	246,056,789	280,869,620	70,422,034

Total	$117,858,302	$248,548,410	$536,448,005	$71,596,255

Outstanding units of beneficial interest (shares)
Class A	145,370	89,948	12,517,563	56,918
Class B	32,339	52,134	147,706	N/A
Class C	27,644	46,708	1,416,304	40,380
Class Y	5,064,325	17,783,678	15,090,502	5,774,707

Total	5,269,678	17,972,468	29,172,075	5,872,005

Net Asset Value
Class A—redemption price per share	$22.06	$13.57	$18.29	$12.17

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$23.28	$14.32	$19.30	$12.84

Class B—offering price per share*	$20.99	$12.87	$16.99	N/A

Class C—offering price per share*	$20.97	$12.85	$17.00	$11.93

Class Y—offering and redemption price per share	$22.39	$13.84	$18.61	$12.19

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2007

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Assets:
Investments, at cost	$166,490,508	$153,836,219	$146,023,627	$311,673,317

Investments, at value	$169,458,491	$155,056,241	$149,661,861	$311,261,327
Cash	—	1,013	—	—
Income receivable	80,888	144,687	159,319	3,759,237
Receivable for capital shares issued	19,656	22,585	19,350	279
Receivable for investments sold	—	—	—	57,432
Prepaid expenses and other assets	5,840	5,829	2,046	675

Total Assets	169,564,875	155,230,355	149,842,576	315,078,950

Liabilities:
Distributions payable	—	—	—	41,197
Payable for capital shares redeemed	59,141	28,168	10,592	111,229
Payable for investments purchased	—	—	—	894,220
Accrued expenses and other payables:
Investment advisory fees	53,032	48,682	47,346	119,446
Sub-investment advisory fees	37,880	34,773	33,818	—
Administration and sub-administration fees	13,637	12,518	12,175	23,890
Compliance service fees	963	908	867	1,694
Distribution fees	8,906	5,832	3,323	2,872
Other fees	45,259	38,752	33,123	55,169

Total Liabilities	218,818	169,633	141,244	1,249,717

Net Assets:
Capital (no par value)	243,540,010	146,088,454	122,231,897	318,427,739
Undistributed (distributions in excess of) net investment income	15,912	—	1	(41,197)
Accumulated net realized gains (losses) from investments	(77,177,849)	7,752,246	23,831,200	(4,145,319)
Net unrealized appreciation (depreciation) on investments	2,967,983	1,220,022	3,638,234	(411,990)

Net Assets	$169,346,056	$155,060,722	$149,701,332	$313,829,233

Net Assets
Class A	$7,956,871	$6,022,437	$2,961,859	$3,115,330
Class B	5,955,756	3,141,426	1,102,090	1,633,984
Class C	1,850,876	1,774,305	1,830,715	963,700
Class Y	153,582,553	144,122,554	143,806,668	308,116,219

Total	$169,346,056	$155,060,722	$149,701,332	$313,829,233

Outstanding units of beneficial interest (shares)
Class A	835,276	413,060	280,707	293,323
Class B	676,206	229,916	106,573	154,179
Class C	210,311	130,010	176,568	90,931
Class Y	15,610,208	9,807,348	13,599,918	28,838,171

Total	17,332,001	10,580,334	14,163,766	29,376,604

Net Asset Value
Class A—redemption price per share	$9.53	$14.58	$10.55	$10.62

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.06	$15.39	$11.13	$11.06

Class B—offering price per share*	$8.81	$13.66	$10.34	$10.60

Class C—offering price per share*	$8.80	$13.65	$10.37	$10.60

Class Y—offering and redemption price per share	$9.84	$14.70	$10.57	$10.68

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2007

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Assets:
Investments, at cost	$277,937,552	$63,677,601	$52,458,792	$88,688,161

Investments, at value	$289,218,738	$63,509,847	$52,511,267	$88,768,468
Cash	—	754	—	402
Income receivable	2,925,525	814,919	549,646	1,325,059
Receivable for capital shares issued	78,250	127	8,775	147
Receivable for investments sold	—	25,479	—	—
Prepaid expenses and other assets	—	1,155	—	—

Total Assets	292,222,513	64,352,281	53,069,688	90,094,076

Liabilities:
Cash overdraft	2,689,968	—	—	—
Distributions payable	35,981	8,168	4,951	11,403
Payable for capital shares redeemed	5,193	1,373	90	4,710
Accrued expenses and other payables:
Investment advisory fees	110,996	11,430	18,124	16,387
Administration and sub-administration fees	22,199	4,901	4,078	6,889
Compliance service fees	1,577	348	281	1,519
Distribution fees	2,126	638	469	2,132
Other fees	57,025	22,337	21,470	27,024

Total Liabilities	2,925,065	49,195	49,463	70,064

Net Assets:
Capital (no par value)	277,735,428	66,776,148	53,729,940	92,809,178
Undistributed (distributions in excess of) net investment income	35	(7,378)	762	—
Accumulated net realized gains (losses) from investments	280,799	(2,297,930)	(762,952)	(2,865,473)
Net unrealized appreciation (depreciation) on investments	11,281,186	(167,754)	52,475	80,307

Net Assets	$289,297,448	$64,303,086	$53,020,225	$90,024,012

Net Assets
Class A	$5,512,574	$984,308	$2,174,660	$2,265,480
Class B	1,103,157	N/A	N/A	824,707
Class C	10,696	510,593	10,337	1,116,262
Class Y	282,671,021	62,808,185	50,835,228	85,817,563

Total	$289,297,448	$64,303,086	$53,020,225	$90,024,012

Outstanding units of beneficial interest (shares)
Class A	548,530	103,124	217,015	225,138
Class B	109,763	N/A	N/A	81,961
Class C	1,064	53,543	1,031	110,947
Class Y	28,012,033	6,568,463	5,045,291	8,522,922

Total	28,671,390	6,725,130	5,263,337	8,940,968

Net Asset Value
Class A—redemption price per share	$10.05	$9.54	$10.02	$10.06

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.47	$9.76	$10.25	$10.29

Class B—offering price per share*	$10.05	N/A	N/A	$10.06

Class C—offering price per share*	$10.05	$9.54	$10.02	$10.06

Class Y—offering and redemption price per share	$10.09	$9.56	$10.08	$10.07

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

Year Ended July 31, 2007

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Investment Income:
Dividend income	$2,967,924	$5,241,674	$6,057,745	$954,502
Interest income	—	—	451,795	—
Foreign tax withholding	(260,453)	(380,947)	—	—

Total Investment Income	2,707,471	4,860,727	6,509,540	954,502

Expenses:
Investment advisory fees	394,721	1,007,108	2,337,179	390,234
Sub-investment advisory fees	493,400	970,803	3,295,599	130,079
Administration and sub-administration fees	88,814	201,425	460,873	58,536
Distribution fees—Class A	10,387	4,517	897,847	3,094
Distribution fees—Class B	6,486	6,816	30,580	—
Distribution fees—Class C	4,890	6,082	211,171	5,472
Accounting fees	62,263	117,140	198,002	29,601
Compliance service fees	5,990	13,621	30,436	3,217
Custodian fees	165,427	161,603	72,863	41,868
Transfer agent fees	55,422	53,964	375,127	49,083
Trustee fees	9,040	20,770	46,311	6,443
Other fees	73,097	137,584	496,352	70,168

Total expenses before reductions	1,369,937	2,701,433	8,452,340	787,795
Less expenses waived/reimbursed by the adviser	(39)	(223,793)	(542,808)	(245,937)
Less expenses waived by the distributor—Class A	(3,895)	(1,694)	(336,694)	(1,160)

Net Expenses	1,366,003	2,475,946	7,572,838	540,698

Net Investment Income (Loss)	1,341,468	2,384,781	(1,063,298)	413,804

Realized/Unrealized Gains (Losses) from Investments, Futures and Foreign Currency Transactions:
Net realized gains from investments and foreign currency transactions	13,445,612	25,040,337	75,100,717	9,339,409
Net realized gains from futures transactions	—	—	178,604	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	22,968,229	24,814,151	(28,351,126)	(1,353,818)

Net realized/unrealized gains from investments, futures and foreign currency transactions	36,413,841	49,854,488	46,928,195	7,985,591

Change in net assets resulting from operations	$37,755,309	$52,239,269	$45,864,897	$8,399,395

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2007

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Investment Income:
Dividend income	$2,110,875	$3,060,359	$3,929,542	$190,742
Interest income	2,647	—	—	17,391,215

Total Investment Income	2,113,522	3,060,359	3,929,542	17,581,957

Expenses:
Investment advisory fees	1,259,215	1,304,216	1,316,463	1,897,886
Sub-investment advisory fees	37,880	34,773	33,818	—
Administration and sub-administration fees	145,926	150,639	151,910	284,687
Distribution fees—Class A	32,846	24,325	11,959	13,200
Distribution fees—Class B	79,661	45,507	13,573	23,065
Distribution fees—Class C	19,788	19,329	20,512	11,448
Accounting fees	62,104	64,356	64,953	130,546
Compliance service fees	4,648	7,861	6,885	14,422
Custodian fees	30,654	28,021	29,750	30,563
Transfer agent fees	100,403	77,767	53,280	59,068
Trustee fees	15,308	15,722	15,442	29,177
Other fees	135,109	119,698	93,574	167,627

Total expenses before reductions	1,923,542	1,892,214	1,812,119	2,661,689
Less expenses waived/reimbursed by the adviser	(30,338)	(27,819)	(27,061)	(474,492)
Less expenses waived by the distributor—Class A	(12,317)	(9,122)	(4,485)	(4,950)

Net Expenses	1,880,887	1,855,273	1,780,573	2,182,247

Net Investment Income	232,635	1,205,086	2,148,969	15,399,710

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investments	14,282,281	19,482,302	29,881,198	848,286
Change in unrealized appreciation/depreciation on investments	5,478,060	(3,753,343)	(11,305,014)	(912,112)

Net realized/unrealized gains (losses) from investments	19,760,341	15,728,959	18,576,184	(63,826)

Change in net assets resulting from operations	$19,992,976	$16,934,045	$20,725,153	$15,335,884

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2007

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Investment Income:
Interest income	$14,639,581	$3,310,018	$2,419,024	$4,728,251
Dividend income	28,613	—	26,327	—

Total Investment Income	14,668,194	3,310,018	2,445,351	4,728,251

Expenses:
Investment advisory fees	1,786,268	318,376	300,569	368,810
Administration and sub-administration fees	267,945	57,309	54,104	82,984
Distribution fees—Class A	23,923	4,223	9,737	9,333
Distribution fees—Class B	16,041	—	—	10,728
Distribution fees—Class C	106	5,904	102	14,317
Accounting fees	123,975	32,287	29,456	33,146
Compliance service fees	11,408	2,220	2,294	1,860
Custodian fees	49,231	13,009	21,831	18,067
Transfer agent fees	47,563	47,519	46,578	47,507
Trustee fees	27,949	6,057	5,756	8,953
Other fees	152,638	43,475	41,433	56,999

Total expenses before reductions	2,507,047	530,379	511,860	652,704
Less expenses waived/reimbursed by the adviser	(446,574)	(187,634)	(60,132)	(261,448)
Less expenses waived by the distributor—Class A	(8,971)	(1,584)	(3,651)	(3,500)

Net Expenses	2,051,502	341,161	448,077	387,756

Net Investment Income	12,616,692	2,968,857	1,997,274	4,340,495

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	845,316	(273,219)	(54,774)	(38,674)
Change in unrealized appreciation/depreciation on investments	(2,263,544)	367,254	(94,705)	288,968

Net realized/unrealized gains (losses) from investments	(1,418,228)	94,035	(149,479)	250,294

Change in net assets resulting from operations	$11,198,464	$3,062,892	$1,847,795	$4,590,789

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
From Investment Activities:
Operations:
Net investment income (loss)	$1,341,468	$632,605	$2,384,781	$1,737,564	$(1,063,298)	$(1,035,072)
Net realized gains from investments, futures and foreign currency transactions and reimbursement from affiliates of realized losses on the disposal of investments in violation of restrictions	13,445,612	6,692,016	25,040,337	13,917,604	75,279,321	35,641,662
Change in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	22,968,229	1,934,685	24,814,151	10,588,445	(28,351,126)	(23,151,245)

Change in net assets resulting from operations	37,755,309	9,259,306	52,239,269	26,243,613	45,864,897	11,455,345

Distributions to Class A Shareholders:
From net investment income	(30,376)	(12,758)	(10,569)	(6,708)	—	—
From net realized gains	(233,425)	(92,945)	—	—	(15,602,529)	(9,820,847)
Distributions to Class B Shareholders:
From net investment income	(3,523)	(1,860)	(2,162)	(2,067)	—	—
From net realized gains	(65,066)	(26,014)	—	—	(251,200)	(243,751)
Distributions to Class C Shareholders:
From net investment income	(2,951)	(1,278)	(1,971)	(1,862)	—	—
From net realized gains	(47,463)	(16,651)	—	—	(1,512,887)	(690,409)
Distributions to Class Y Shareholders:
From net investment income	(1,307,692)	(637,214)	(2,600,031)	(1,775,203)	—	—
From net realized gains	(8,514,850)	(2,482,497)	—	—	(16,320,588)	(9,420,884)

Change in net assets from shareholder distributions	(10,205,346)	(3,271,217)	(2,614,733)	(1,785,840)	(33,687,204)	(20,175,891)

Capital Transactions:
Change in net assets from capital share transactions	1,263,213	36,476,710	(13,143,116)	92,467,660	93,297,720	201,307,844

Change in net assets	28,813,176	42,464,799	36,481,420	116,925,433	105,475,413	192,587,298

Net Assets:
Beginning of year	89,045,126	46,580,327	212,066,990	95,141,557	430,972,592	238,385,294

End of year	$117,858,302	$89,045,126	$248,548,410	$212,066,990	$536,448,005	$430,972,592

Undistributed (distributions in excess of) net investment income	$87,230	$(33,366)	$(224,021)	$(433,776)	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
Capital Transactions:
Class A:
Proceeds from shares issued	$783,956	$453,145	$496,878	$378,695	$114,314,923	$140,268,644
Dividends reinvested	215,939	91,056	8,371	5,677	14,385,367	9,061,442
Cost of shares redeemed	(664,241)	(312,874)	(534,460)	(482,822)	(120,465,234)	(33,422,466)

Change in net assets from Class A	$335,654	$231,327	$(29,211)	$(98,450)	$8,235,056	$115,907,620

Class B:
Proceeds from shares issued	$95,081	$299,499	$53,290	$49,852	$58,069	$175,508
Dividends reinvested	45,049	22,513	1,862	1,899	238,041	234,792
Cost of shares redeemed	(274,934)	(173,750)	(209,441)	(155,256)	(986,558)	(758,450)

Change in net assets from Class B	$(134,804)	$148,262	$(154,289)	$(103,505)	$(690,448)	$(348,150)

Class C:
Proceeds from shares issued	$166,184	$213,571	$102,387	$121,026	$10,931,408	$10,271,763
Dividends reinvested	48,033	16,897	1,971	1,862	1,347,711	645,787
Cost of shares redeemed	(179,524)	(114,287)	(242,606)	(120,564)	(3,079,199)	(1,410,781)

Change in net assets from Class C	$34,693	$116,181	$(138,248)	$2,324	$9,199,920	$9,506,769

Class Y:
Proceeds from shares issued	$15,558,241	$46,217,077	$37,672,252	$119,632,755	$144,851,595	$104,956,829
Dividends reinvested	7,216,565	2,087,752	140,765	94,026	13,068,368	7,656,477
Cost of shares redeemed	(21,747,136)	(12,323,889)	(50,634,385)	(27,059,490)	(81,366,771)	(36,371,701)

Change in net assets from Class Y	$1,027,670	$35,980,940	$(12,821,368)	$92,667,291	$76,553,192	$76,241,605

Change in net assets from capital transactions	$1,263,213	$36,476,710	$(13,143,116)	$92,467,660	$93,297,720	$201,307,844

Share Transactions:
Class A:
Issued	39,710	27,659	38,788	36,049	6,010,678	7,789,242
Reinvested	11,983	5,981	651	529	775,074	530,219
Redeemed	(34,381)	(19,638)	(41,853)	(50,222)	(6,451,599)	(1,865,525)

Change in Class A	17,312	14,002	(2,414)	(13,644)	334,153	6,453,936

Class B:
Issued	5,045	19,301	4,596	5,088	3,152	10,339
Reinvested	2,642	1,543	150	188	13,736	14,529
Redeemed	(14,963)	(11,008)	(18,084)	(15,812)	(55,256)	(45,167)

Change in Class B	(7,276)	9,836	(13,338)	(10,536)	(38,368)	(20,299)

Class C:
Issued	9,105	13,909	8,824	12,705	613,373	600,506
Reinvested	2,815	1,156	159	184	77,723	39,937
Redeemed	(9,909)	(7,606)	(20,786)	(12,333)	(171,118)	(82,573)

Change in Class C	2,011	7,459	(11,803)	556	519,978	557,870

Class Y:
Issued	824,223	2,842,168	3,002,553	11,411,986	7,556,310	5,764,483
Reinvested	398,281	135,820	10,711	8,617	692,915	442,315
Redeemed	(1,187,164)	(754,183)	(4,250,018)	(2,595,338)	(4,193,411)	(2,022,346)

Change in Class Y	35,340	2,223,805	(1,236,754)	8,825,265	4,055,814	4,184,452

Change in shares	47,387	2,255,102	(1,264,309)	8,801,641	4,871,577	11,175,959

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
From Investment Activities:
Operations:
Net investment income (loss)	$413,804	$279,078	$232,635	$(205,468)	$1,205,086	$781,745
Net realized gains from investments and reimbursement from affiliates	9,339,409	8,254,095	14,282,281	17,584,272	19,482,302	8,440,381
Change in unrealized appreciation/depreciation on investments	(1,353,818)	(7,208,651)	5,478,060	(20,316,335)	(3,753,343)	(8,778,523)

Change in net assets resulting from operations	8,399,395	1,324,522	19,992,976	(2,937,531)	16,934,045	443,603

Distributions to Class A Shareholders:
From net investment income	(3,457)	(1,303)	(2,392)	—	(33,411)	(14,876)
From net realized gains	(105,113)	(44,186)	—	—	—	—
Distributions to Class B Shareholders:
From net investment income			(1,893)	—	(1,898)	—
Distributions to Class C Shareholders:
From net investment income	(1,481)	—	(345)	—	(782)	—
From net realized gains	(76,582)	(34,171)	—	—	—	—
Distributions to Class Y Shareholders:
From net investment income	(430,668)	(278,041)	(212,093)	—	(1,196,850)	(786,135)
From net realized gains	(7,791,799)	(4,339,969)	—	—	—	—

Change in net assets from shareholder distributions	(8,409,100)	(4,697,670)	(216,723)	—	(1,232,941)	(801,011)

Capital Transactions:
Change in net assets from capital share transactions	(3,021,801)	(6,408,652)	(14,034,119)	(76,319,431)	(25,923,455)	14,670,990

Change in net assets	(3,031,506)	(9,781,800)	5,742,134	(79,256,962)	(10,222,351)	14,313,582

Net Assets:
Beginning of year	74,627,761	84,409,561	163,603,922	242,860,884	165,283,073	150,969,491

End of year	$71,596,255	$74,627,761	$169,346,056	$163,603,922	$155,060,722	$165,283,073

Undistributed net investment income	$—	$5,576	$15,912	$—	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
Capital Transactions:
Class A:
Proceeds from shares issued	$129,870	$383,639	$1,844,027	$1,048,926	$1,922,868	$1,221,279
Dividends reinvested	90,453	40,872	2,255	—	31,550	13,876
Cost of shares redeemed	(411,174)	(259,682)	(2,891,919)	(2,795,356)	(1,981,641)	(1,264,819)

Change in net assets from Class A	$(190,851)	$164,829	$(1,045,637)	$(1,746,430)	$(27,223)	$(29,664)

Class B:
Proceeds from shares issued			$12,422	$6,200	$15,672	$19,030
Dividends reinvested			1,794	—	1,805	—
Cost of shares redeemed			(4,046,880)	(2,913,965)	(2,726,151)	(1,872,404)

Change in net assets from Class B			$(4,032,664)	$(2,907,765)	$(2,708,674)	$(1,853,374)

Class C:
Proceeds from shares issued	$78,265	$168,956	$365,336	$488,069	$317,793	$497,890
Dividends reinvested	75,348	32,814	345	—	782	—
Cost of shares redeemed	(221,389)	(137,152)	(685,924)	(472,323)	(643,229)	(489,975)

Change in net assets from Class C	$(67,776)	$64,618	$(320,243)	$15,746	$(324,654)	$7,915

Class Y:
Proceeds from shares issued	$22,491,892	$22,275,979	$42,744,571	$25,883,377	$19,646,624	$52,651,031
Dividends reinvested	6,344,791	3,699,549	28,615	—	88,238	61,585
Cost of shares redeemed	(31,599,857)	(32,613,627)	(51,408,761)	(97,564,359)	(42,597,766)	(36,166,503)

Change in net assets from Class Y	$(2,763,174)	$(6,638,099)	$(8,635,575)	$(71,680,982)	$(22,862,904)	$16,546,113

Change in net assets from capital transactions	$(3,021,801)	$(6,408,652)	$(14,034,119)	$(76,319,431)	$(25,923,455)	$14,670,990

Share Transactions:
Class A:
Issued	10,341	30,331	192,630	118,899	130,375	91,171
Reinvested	7,785	3,338	239	—	2,126	1,039
Redeemed	(33,768)	(20,699)	(307,744)	(321,307)	(133,889)	(94,788)

Change in Class A	(15,642)	12,970	(114,875)	(202,408)	(1,388)	(2,578)

Class B:
Issued			1,450	755	1,079	1,543
Reinvested			205	—	130	—
Redeemed			(463,051)	(352,973)	(197,390)	(147,728)

Change in Class B			(461,396)	(352,218)	(196,181)	(146,185)

Class C:
Issued	6,522	13,576	42,283	60,206	23,234	39,700
Reinvested	6,593	2,707	39	—	56	—
Redeemed	(18,054)	(11,083)	(78,394)	(58,187)	(46,381)	(38,792)

Change in Class C	(4,939)	5,200	(36,072)	2,019	(23,091)	908

Class Y:
Issued	1,831,688	1,781,527	4,484,580	2,877,489	1,337,411	3,866,736
Reinvested	544,557	301,972	2,866	—	5,899	4,567
Redeemed	(2,584,614)	(2,614,371)	(5,595,111)	(10,672,676)	(2,901,496)	(2,662,202)

Change in Class Y	(208,369)	(530,872)	(1,107,665)	(7,795,187)	(1,558,186)	1,209,101

Change in shares	(228,950)	(512,702)	(1,720,008)	(8,347,794)	(1,778,846)	1,061,246

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
From Investment Activities:
Operations:
Net investment income	$2,148,969	$1,896,144	$15,399,710	$12,985,935	$12,616,692	$12,820,543
Net realized gains (losses) from investments and reimbursement from affiliates	29,881,198	21,230,989	848,286	(5,320,883)	845,316	1,944,124
Change in unrealized appreciation/depreciation on investments	(11,305,014)	(8,671,400)	(912,112)	(6,239,526)	(2,263,544)	(10,529,391)

Change in net assets resulting from operations	20,725,153	14,455,733	15,335,884	1,425,526	11,198,464	4,235,276

Distributions to Class A Shareholders:
From net investment income	(32,135)	(29,785)	(150,712)	(169,659)	(240,129)	(277,861)
From net realized gains	(334,935)	—	—	(643)	(5,509)	(82,571)
Distributions to Class B Shareholders:
From net investment income	(5,454)	(2,951)	(87,910)	(118,746)	(52,039)	(90,662)
From net realized gains	(163,267)	—	—	(560)	(1,690)	(41,925)
Distributions to Class C Shareholders:
From net investment income	(8,156)	(6,505)	(43,523)	(40,060)	(347)	(322)
From net realized gains	(239,941)	—	—	(179)	(10)	(134)
Distributions to Class Y Shareholders:
From net investment income	(2,137,579)	(1,881,799)	(14,790,453)	(12,637,055)	(12,324,177)	(12,451,699)
From net realized gains	(18,856,455)	—	—	(44,146)	(264,559)	(4,023,324)

Change in net assets from shareholder distributions	(21,777,922)	(1,921,040)	(15,072,598)	(13,011,048)	(12,888,460)	(16,968,498)

Capital Transactions:
Change in net assets from capital share transactions	(1,427,365)	(48,836,203)	18,252,103	2,876,058	(4,733,676)	(19,727,486)

Change in net assets	(2,480,134)	(36,301,510)	18,515,389	(8,709,464)	(6,423,672)	(32,460,708)

Net Assets:
Beginning of year	152,181,466	188,482,976	295,313,844	304,023,308	295,721,120	328,181,828

End of year	$149,701,332	$152,181,466	$313,829,233	$295,313,844	$289,297,448	$295,721,120

Undistributed (distributions in excess of) net investment income	$1	$1	$(41,197)	$(54,821)	$35	$35

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
Capital Transactions:
Class A:
Proceeds from shares issued	$761,040	$656,723	$826,490	$465,407	$476,532	$1,795,604
Dividends reinvested	248,033	17,303	111,400	121,005	134,662	167,114
Cost of shares redeemed	(1,006,964)	(826,433)	(1,523,238)	(1,310,557)	(1,276,278)	(4,433,332)

Change in net assets from Class A	$2,109	$(152,407)	$(585,348)	$(724,145)	$(665,084)	$(2,470,614)

Class B:
Proceeds from shares issued	$54,944	$83,910	$6,011	$—	$—	$58,339
Dividends reinvested	145,556	2,726	73,836	103,584	33,971	77,187
Cost of shares redeemed	(526,404)	(231,741)	(1,406,977)	(1,037,431)	(1,308,938)	(982,114)

Change in net assets from Class B	$(325,904)	$(145,105)	$(1,327,130)	$(933,847)	$(1,274,967)	$(846,588)

Class C:
Proceeds from shares issued	$275,434	$388,540	$214,494	$380,413	$—	$—
Dividends reinvested	247,629	6,493	43,144	39,810	359	455
Cost of shares redeemed	(765,205)	(308,116)	(621,624)	(241,584)	—	—

Change in net assets from Class C	$(242,142)	$86,917	$(363,986)	$178,639	$359	$455

Class Y:
Proceeds from shares issued	$45,085,240	$20,026,418	$70,474,420	$73,928,218	$48,411,120	$34,670,344
Dividends reinvested	12,547,672	58,902	1,184,100	1,153,025	278,586	3,949,344
Cost of shares redeemed	(58,494,340)	(68,710,928)	(51,129,953)	(70,725,832)	(51,483,690)	(55,030,427)

Change in net assets from Class Y	$(861,428)	$(48,625,608)	$20,528,567	$4,355,411	$(2,793,984)	$(16,410,739)

Change in net assets from capital transactions	$(1,427,365)	$(48,836,203)	$18,252,103	$2,876,058	$(4,733,676)	$(19,727,486)

Share Transactions:
Class A:
Issued	69,132	65,517	77,209	43,068	46,877	175,783
Reinvested	23,689	1,698	10,391	11,243	13,236	16,297
Redeemed	(91,780)	(82,367)	(141,923)	(122,019)	(125,657)	(430,595)

Change in Class A	1,041	(15,152)	(54,323)	(67,708)	(65,544)	(238,515)

Class B:
Issued	5,017	8,607	563	—	—	5,577
Reinvested	14,225	272	6,896	9,638	3,336	7,531
Redeemed	(49,005)	(23,084)	(131,317)	(96,960)	(128,458)	(95,970)

Change in Class B	(29,763)	(14,205)	(123,858)	(87,322)	(125,122)	(82,862)

Class C:
Issued	25,730	39,306	20,037	35,642	—	—
Reinvested	24,128	651	4,031	3,711	35	45
Redeemed	(70,852)	(30,674)	(57,952)	(22,508)	—	—

Change in Class C	(20,994)	9,283	(33,884)	16,845	35	45

Class Y:
Issued	4,167,773	1,981,473	6,546,520	6,801,580	4,745,845	3,336,077
Reinvested	1,199,266	5,768	109,808	106,477	26,967	384,175
Redeemed	(5,367,005)	(6,818,213)	(4,738,273)	(6,521,294)	(5,042,615)	(5,331,997)

Change in Class Y	34	(4,830,972)	1,918,055	386,763	(269,803)	(1,611,745)

Change in shares	(49,682)	(4,851,046)	1,705,990	248,578	(460,434)	(1,933,077)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
From Investment Activities:
Operations:
Net investment income	$2,968,857	$2,800,923	$1,997,274	$2,095,527	$4,340,495	$4,115,742
Net realized losses from investments and reimbursement from affiliates	(273,219)	(1,689,160)	(54,774)	(645,170)	(38,674)	(831,923)
Change in unrealized appreciation/depreciation on investments	367,254	625,450	(94,705)	(450,125)	288,968	783,679

Change in net assets resulting from operations	3,062,892	1,737,213	1,847,795	1,000,232	4,590,789	4,067,498

Distributions to Class A Shareholders:
From net investment income	(46,519)	(52,956)	(75,560)	(92,367)	(104,990)	(121,419)
Distributions to Class B Shareholders:
From net investment income					(40,257)	(31,746)
Distributions to Class C Shareholders:
From net investment income	(21,528)	(17,477)	(241)	(204)	(53,618)	(37,634)
Distributions to Class Y Shareholders:
From net investment income	(2,884,130)	(2,730,489)	(1,921,473)	(2,002,956)	(4,148,773)	(3,924,943)

Change in net assets from shareholder distributions	(2,952,177)	(2,800,922)	(1,997,274)	(2,095,527)	(4,347,638)	(4,115,742)

Capital Transactions:
Change in net assets from capital share transactions	1,999,489	(25,145,868)	(12,448,040)	(2,150,625)	(11,429,346)	(34,084,842)

Change in net assets	2,110,204	(26,209,577)	(12,597,519)	(3,245,920)	(11,186,195)	(34,133,086)

Net Assets:
Beginning of year	62,192,882	88,402,459	65,617,744	68,863,664	101,210,207	135,343,293

End of year	$64,303,086	$62,192,882	$53,020,225	$65,617,744	$90,024,012	$101,210,207

Undistributed (distributions in excess of) net investment income	$(7,378)	$52	$762	$762	$—	$7,143

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
Capital Transactions:
Class A:
Proceeds from shares issued	$20,205	$113,780	$42,943	$221,299	$132,054	$63,818
Dividends reinvested	39,954	42,163	64,014	79,015	58,205	41,089
Cost of shares redeemed	(340,020)	(654,246)	(719,044)	(1,239,673)	(285,647)	(4,297,597)

Change in net assets from Class A	$(279,861)	$(498,303)	$(612,087)	$(939,359)	$(95,388)	$(4,192,690)

Class B:
Proceeds from shares issued					$4,275	$70,821
Dividends reinvested					37,740	28,091
Cost of shares redeemed					(458,927)	(468,971)

Change in net assets from Class B					$(416,912)	$(370,059)

Class C:
Proceeds from shares issued	$98,451	$177,758	$—	$—	$302,132	$544,880
Dividends reinvested	21,344	17,275	243	203	52,928	36,917
Cost of shares redeemed	(286,055)	(142,973)	—	—	(757,324)	(901,056)

Change in net assets from Class C	$(166,260)	$52,060	$243	$203	$(402,264)	$(319,259)

Class Y:
Proceeds from shares issued	$18,637,875	$13,866,301	$6,723,639	$14,789,608	$18,585,051	$37,896,312
Dividends reinvested	326,887	298,346	6,468	2,897	1,840,631	1,155,588
Cost of shares redeemed	(16,519,152)	(38,864,272)	(18,566,303)	(16,003,974)	(30,940,464)	(68,254,734)

Change in net assets from Class Y	$2,445,610	$(24,699,625)	$(11,836,196)	$(1,211,469)	$(10,514,782)	$(29,202,834)

Change in net assets from capital transactions	$1,999,489	$(25,145,868)	$(12,448,040)	$(2,150,625)	$(11,429,346)	$(34,084,842)

Share Transactions:
Class A:
Issued	2,103	11,773	4,260	21,778	13,116	6,369
Reinvested	4,168	4,408	6,355	7,808	5,783	4,099
Redeemed	(35,467)	(68,229)	(71,276)	(122,403)	(28,448)	(428,482)

Change in Class A	(29,196)	(52,048)	(60,661)	(92,817)	(9,549)	(418,014)

Class B:
Issued					425	7,064
Reinvested					3,749	2,803
Redeemed					(45,582)	(46,737)

Change in Class B					(41,408)	(36,870)

Class C:
Issued	10,275	18,642	—	—	30,003	54,349
Reinvested	2,228	1,809	24	20	5,257	3,683
Redeemed	(29,825)	(14,950)	—	—	(75,186)	(89,871)

Change in Class C	(17,322)	5,501	24	20	(39,926)	(31,839)

Class Y:
Issued	1,939,987	1,444,750	664,404	1,449,315	1,843,594	3,775,621
Reinvested	34,045	31,128	639	286	182,747	115,201
Redeemed	(1,718,044)	(4,049,088)	(1,833,587)	(1,573,015)	(3,071,568)	(6,801,135)

Change in Class Y	255,988	(2,573,210)	(1,168,544)	(123,414)	(1,045,227)	(2,910,313)

Change in shares	209,470	(2,619,757)	(1,229,181)	(216,211)	(1,136,110)	(3,397,036)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (96.7%)
China (6.3%)
Consumer Discretionary (3.8%)
1,123,000	China Resources Enterprise Ltd.	4,446,079

Energy (2.5%)
912,000	China Oilfield Services Ltd., Class H	1,314,448
434,000	China Shenhua Energy Co. Ltd.	1,703,689

		3,018,137

		7,464,216

Hong Kong (25.1%)
Consumer Discretionary (6.5%)
348,000	Cheung Kong Holdings Ltd.	4,883,547
699,200	Li & Fung Ltd.	2,422,876
166,000	Shangri-La Asia Ltd.	393,090

		7,699,513

Energy (2.9%)
2,866,500	CNOOC Ltd.	3,411,226

Financials (4.3%)
766,000	Hang Lung Group Ltd.	3,756,061
108,500	Wing Hang Bank Ltd.	1,360,572

		5,116,633

Industrials (5.1%)
207,242	Kerry Properties Ltd.	1,493,523
221,000	Kingboard Chemical Holdings Ltd.	1,216,552
167,000	Swire Pacific Ltd., Class A	1,890,365
622,500	Swire Pacific Ltd., Class B	1,417,004

		6,017,444

Telecommunications (3.2%)
6,110,000	China Telecom Corp. Ltd., Class H	3,537,184
193,000	Hutchison Telecommunications International Ltd.	241,691

		3,778,875

Utilities (3.1%)
1,549,800	Hong Kong & China Gas Co. Ltd.	3,594,822

		29,618,513

India (2.2%)
Financials (1.6%)
12,900	HDFC Bank Ltd., ADR	1,117,269
17,000	ICICI Bank Ltd., ADR	753,440

		1,870,709

Information Technology (0.6%)
14,500	Infosys Technologies Ltd., ADR	719,200

		2,589,909

Malaysia (10.0%)
Consumer Discretionary (3.4%)
754,200	Astro All Asia Networks PLC	844,880
1,392,500	Genting Berhad	3,179,000

		4,023,880

Shares	Security Description	Value ($)
Common Stocks, continued
Malaysia, continued
Financials (1.2%)
360,200	Bumiputra-Commerce Holdings Bhd	1,214,134
37,400	Sime Darby Berhad	108,987

		1,323,121

Industrials (5.4%)
509,100	Gamuda Berhad	1,141,717
2,701,000	IOI Corp. Berhad	4,103,280
361,200	Tenaga Nasional Berhad	1,138,190

		6,383,187

		11,730,188

Philippines (2.9%)
Financials (1.0%)
99,339	Ayala Corp.	1,148,804

Telecommunications (1.9%)
15,422	Philippine Long Distance Telephone Co.	877,463
23,700	Philippine Long Distance Telephone Co. ADR	1,354,692

		2,232,155

		3,380,959

Singapore (14.9%)
Consumer Staples (2.8%)
976,000	Fraser & Neave Ltd.	3,324,931

Financials (5.2%)
130,000	Great Eastern Holdings Ltd.	1,578,828
763,346	Oversea-Chinese Banking Corp. Ltd.	4,517,498

		6,096,326

Industrials (6.4%)
511,000	Keppel Corp. Ltd.	4,460,697
828,000	SembCorp Industries Ltd.	3,087,017

		7,547,714

Telecommunications (0.5%)
292,290	StarHub Ltd.-10 (a)	555,530

		17,524,501

South Korea (11.9%)
Consumer Discretionary (3.8%)
33,150	LG Corp.	1,880,881
3,970	Shinsegae Co. Ltd.	2,592,512

		4,473,393

Financials (3.9%)
9,856	Samsung Fire & Marine Insurance Co. Ltd.	2,023,703
37,560	Shinhan Financial Group Co. Ltd.	2,542,524

		4,566,227

Industrials (0.5%)
5,937	Doosan Heavy Industries and Construction Co. Ltd.	621,851

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
South Korea, continued
Information Technology (3.7%)
18,750	S1 Corp.	1,080,869
5,057	Samsung Electronics Co. Ltd.	3,339,380

		4,420,249

		14,081,720

Taiwan (17.6%)
Consumer Staples (1.9%)
2,138,000	Uni-President Enterprises Corp.	2,293,410

Electrical Components & Equipment (2.7%)
805,463	Delta Electronics, Inc.	3,156,361

Financials (3.0%)
708,000	Cathay Financial Holding Co. Ltd.	1,838,445
1,294,000	Chinatrust Financial Holding Company Ltd. (a)	1,018,957

1,336,200	E.SUN Financial Holding Co. Ltd.	746,662

		3,604,064

Industrials (1.1%)
529,000	Formosa Plastics Corp.	1,298,586

Information Technology (8.9%)
186,674	Advantech Co. Ltd.	589,756
388,100	Asustek Computer, Inc.	1,102,452
204,371	Hon Hai Precision Industry Co. Ltd.	1,680,858
610,550	Powertech Technology, Inc. (a)	2,850,955
2,148,688	Taiwan Semiconductor Manufacturing Co. Ltd.	4,220,290

		10,444,311

		20,796,732

Shares	Security Description	Value ($)
Common Stocks, continued
Thailand (4.1%)
Energy (2.1%)
266,500	PTT PCL	2,478,703

Financials (1.2%)
565,700	Kasikornbank Public Co. Ltd.	1,426,621

Telecommunications (0.8%)
308,900	Advanced Info Service Public Company Ltd.	889,426

		4,794,750

United Kingdom (1.7%)
Financials (1.7%)
61,423	Standard Chartered PLC	2,008,239

Total Common Stocks (Cost $77,406,132)		113,989,727

Investment Companies (3.0%)
3,531,854	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	3,531,854

Total Investment Companies (Cost $3,531,854)		3,531,854

Total Investments (Cost $80,937,986) (c)—99.7%		117,521,581
Other assets in excess of liabilities—0.3%		336,721

Net Assets—100.0%		$117,858,302

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Cost for federal income tax purposes is $80,993,689. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$37,519,603
Unrealized depreciation	(991,711)

Net unrealized appreciation	$36,527,892

ADR—American Depositary Receipt

PLC—Public Liability Co.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (97.9%)
Australia (2.5%)
Energy (0.7%)
49,483	Woodside Petroleum Ltd.	1,798,969

Financials (0.8%)
87,619	Westpac Banking Corp.	1,936,984

Materials (1.0%)
42,121	BHP Billiton Ltd.	1,341,227
15,244	Rio Tinto Ltd.	1,187,929

		2,529,156

		6,265,109

Austria (0.6%)
Financials (0.6%)
20,826	Erste Bank de Oesterreichischen Sparkassen AG	1,566,653

Brazil (4.6%)
Consumer Staples (0.6%)
19,773	Companhia De Bebidas das Americas (AmBev)	1,354,451

Energy (1.3%)
49,739	Petroleo Brasileiro SA, ADR	3,228,061

Financials (0.5%)
29,443	Banco Itau Holding Financeira SA, ADR	1,346,723

Materials (1.7%)
28,228	Companhia Vale do Rio Doce (CVRD), ADR	1,383,454
66,411	Companhia Vale do Rio Doce (CVRD), ADR	2,811,178

		4,194,632

Utilities (0.5%)
58,952	Companhia Energetica de Minas Gerais SA, ADR	1,200,852

		11,324,719

Canada (3.4%)
Consumer Staples (0.6%)
33,250	Loblaw Cos. Ltd.	1,542,937

Energy (1.4%)
51,746	Cameco Corp.	2,110,202
15,534	Suncor Energy, Inc.	1,405,361

		3,515,563

Financials (1.4%)
24,881	IGM Financial, Inc.	1,253,265
58,037	Manulife Financial Corp.	2,120,672

		3,373,937

		8,432,437

Cayman Islands (0.5%)
Consumer Discretionary (0.5%)
28,203	Focus Media Holding Ltd., ADR (a)	1,165,066

Shares	Security Description	Value ($)
Common Stocks, continued
China (0.5%)
Consumer Discretionary (0.5%)
2,772,000	Denway Motors Ltd.	1,276,799

Denmark (0.9%)
Industrials (0.9%)
33,879	Vestas Wind Systems A/S (a)	2,246,067

France (9.4%)
Consumer Discretionary (1.3%)
11,893	LVMH Moet Hennessy Louis Vuitton SA	1,328,993
46,313	Vivendi Universal SA	1,967,002

		3,295,995

Consumer Staples (1.1%)
39,540	Carrefour SA	2,803,701

Energy (1.3%)
41,393	Total SA, ADR	3,253,904

Financials (1.9%)
30,675	AXA	1,196,958
48,243	AXA, ADR	1,889,196
15,838	BNP Paribas SA	1,740,808

		4,826,962

Industrials (1.4%)
14,526	Electricite de France	1,471,157
14,531	Schneider Electric SA	1,938,693

		3,409,850

Information Technology (1.3%)
90,499	Alcatel-Lucent	1,055,822
22,950	Iliad SA	2,091,920

		3,147,742

Telecommunications (0.6%)
37,392	Neuf Cegetel	1,461,770

Utilities (0.5%)
22,409	Suez SA	1,178,206

		23,378,130

Germany (6.0%)
Consumer Discretionary (1.5%)
61,612	Adidas	3,732,489

Financials (0.6%)
36,209	Commerzbank AG	1,559,005

Industrials (0.8%)
14,951	Siemens AG	1,892,079

Information Technology (1.6%)
72,709	SAP AG, ADR	3,920,469

Materials (0.6%)
6,068	Wacker Chemie AG	1,485,535

Telecommunications (0.9%)
29,239	Millicom International Cellular SA (a)	2,347,892

		14,937,469

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Greece (1.3%)
Consumer Discretionary (0.6%)
34,680	Folli-Follie SA, Registered Shares	1,408,707

Financials (0.7%)
31,035	National Bank of Greece SA	1,814,803

		3,223,510

Hong Kong (2.9%)
Consumer Discretionary (1.6%)
528,000	Cosco Pacific Ltd.	1,378,794
203,900	Esprit Holdings Ltd.	2,725,047

		4,103,841

Industrials (0.6%)
1,676,000	Datang International Power Generation Co. Ltd.	1,435,948

Information Technology (0.7%)
623,000	Foxconn International Holdings Ltd. (a)	1,783,813

		7,323,602

India (2.2%)
Financials (0.7%)
20,305	HDFC Bank Ltd., ADR	1,758,616

Information Technology (1.5%)
73,487	Infosys Technologies Ltd., ADR	3,644,955

		5,403,571

Indonesia (0.3%)
Financials (0.3%)
2,195,000	PT Bank Mandiri	816,888

Ireland (0.6%)
Financials (0.6%)
84,425	Anglo Irish Bank Corp.	1,564,758

Israel (0.7%)
Health Care (0.7%)
38,961	Teva Pharmaceutical Industries Ltd., ADR	1,637,141

Italy (4.2%)
Energy (2.5%)
49,621	ENI SpA	1,736,380
120,598	Saipem SpA	4,305,457

		6,041,837

Financials (1.7%)
504,715	UniCredito Italiano SpA	4,281,032

		10,322,869

Japan (15.2%)
Consumer Discretionary (3.8%)
32,200	Daiei, Inc. (The) (a)	291,298
285,000	Isuzu Motors Ltd.	1,547,384
78,000	Onward Kashiyama Co. Ltd.	931,381
80,000	Sharp Corp.	1,378,876
155,000	Toshiba Corp.	1,453,891
37,400	Toyota Motor Corp.	2,273,933

Shares	Security Description	Value ($)
Common Stocks, continued
Japan, continued
Consumer Discretionary, continued
14,500	Yamada Denki Co. Ltd.	1,440,960

		9,317,723

Financials (4.6%)
195,000	Bank of Yokohama Ltd. (The)	1,356,178
236,000	Joyo Bank Ltd. (The)	1,371,843
43,500	Millea Holdings, Inc.	1,730,610
59,600	Nomura Holdings, Inc.	1,131,430
7,340	ORIX Corp.	1,761,942
43,700	Promise Co., Ltd.	1,179,988
181	Sumitomo Mitsui Financial Group, Inc.	1,635,948
143,000	Sumitomo Trust & Banking Co. Ltd. (The)	1,207,464

		11,375,403

Health Care (1.0%)
78,000	Shionogi & Co. Ltd.	1,244,965
19,800	Takeda Pharmaceutical Co. Ltd.	1,289,961

		2,534,926

Industrials (2.9%)
93,000	NGK Insulators Ltd.	2,842,717
14,400	SMC Corp.	1,907,097
131,300	Sumitomo Corp.	2,543,202

		7,293,016

Information Technology (2.1%)
25,050	Canon, Inc.	1,324,168
15,700	Nidec Corp.	1,039,403
5,900	Nintendo Co. Ltd.	2,844,922

		5,208,493

Materials (0.8%)
40,000	Nitto Denko Corp.	2,098,889

		37,828,450

Mexico (2.5%)
Consumer Staples (1.0%)
32,637	Fomento Economico Mexicano SA	1,208,222
37,938	Wal-Mart de Mexico SA de CV, ADR	1,383,473

		2,591,695

Industrials (0.7%)
54,107	Cemex SA de CV, ADR	1,749,820

Telecommunications (0.8%)
33,138	America Movil SAB de CV, Series L	1,984,304

		6,325,819

Netherlands (1.9%)
Consumer Discretionary (0.7%)
43,061	Koninklijke (Royal) Philips Electronics NV	1,739,665

Consumer Staples (0.8%)
26,572	Royal Numico NV	1,932,919

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Netherlands, continued
Financials (0.4%)
27,071	ING Groep NV	1,142,665

		4,815,249

Norway (0.8%)
Information Technology (0.8%)
48,289	Renewable Energy Corp AS (a)	1,899,995

Russia (2.4%)
Energy (1.1%)
20,260	LUKOIL, ADR	1,638,021
26,937	OAO Gazprom, ADR	1,170,413

		2,808,434

Materials (1.3%)
42,675	Evraz Group SA, GDR (b)	2,078,272
4,643	JSC MMC Norilsk Nickel, ADR	1,040,032

		3,118,304

		5,926,738

Singapore (1.3%)
Financials (0.6%)
104,000	DBS Group Holdings Ltd.	1,555,931

Industrials (0.7%)
186,000	Keppel Corp. Ltd.	1,623,659

		3,179,590

South Korea (2.8%)
Consumer Discretionary (1.1%)
31,396	Hyundai Motor Co.	2,755,360

Financials (0.3%)
10,070	Kookmin Bank	879,184

Information Technology (1.4%)
5,169	Samsung Electronics Co. Ltd.	3,413,338

		7,047,882

Spain (3.5%)
Financials (2.6%)
96,461	Banco Bilbao Vizcaya Argentaria SA	2,361,157
212,687	Banco Santander Central Hispano SA	4,050,128

		6,411,285

Telecommunications (0.9%)
94,520	Telefonica SA	2,211,852

		8,623,137

Switzerland (9.0%)
Consumer Staples (1.2%)
7,466	Nestle SA	2,868,987

Financials (1.4%)
19,890	Credit Suisse Group	1,297,787
40,842	UBS AG, Registered Shares	2,261,631

		3,559,418

Shares	Security Description	Value ($)
Common Stocks, continued
Switzerland, continued
Health Care (3.1%)
73,257	Novartis AG	3,952,450
13,834	Roche Holding AG, Genusschien	2,450,701
10,953	Synthes, Inc.	1,277,666

		7,680,817

Industrials (0.9%)
91,201	ABB Ltd.	2,193,817

Materials (2.4%)
18,132	Ciba Specialty Chemicals AG, Registered Shares	1,102,484
15,171	Holcim Ltd.	1,607,548
19,324	Lonza Group AG, Registered Shares	1,820,641
7,875	Syngenta AG	1,486,153

		6,016,826

		22,319,865

Taiwan (1.2%)
Information Technology (1.2%)
756,764	Taiwan Semiconductor Manufacturing Co. Ltd.	1,486,378
137,564	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,396,276

		2,882,654

Thailand (0.3%)
Financials (0.3%)
233,400	Bangkok Bank PCL	871,579

United Kingdom (16.4%)
Consumer Discretionary (2.3%)
244,212	British Sky Broadcasting Group PLC	3,283,882
32,840	Carnival PLC	1,432,400
535,018	Signet Group PLC	1,056,013

		5,772,295

Consumer Staples (1.1%)
24,624	Reckitt Benckiser PLC	1,317,404
162,315	Tesco PLC	1,333,065

		2,650,469

Financials (6.9%)
134,102	Barclays PLC	1,883,417
178,423	Cattles PLC	1,325,066
54,048	HBOS PLC	1,052,361
83,600	HSBC Holdings PLC	1,553,210
133,631	ICAP PLC	1,285,956
177,308	Man Group PLC	2,016,267
210,043	Michael Page International PLC	2,303,553
77,594	Northern Rock PLC	1,270,193
353,660	Old Mutual PLC	1,158,885
163,076	Prudential Corp. PLC	2,242,435
86,266	Royal Bank of Scotland Group PLC (The)	1,026,967

		17,118,310

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
United Kingdom, continued
Health Care (2.5%)
30,316	AstraZeneca PLC	1,566,663
82,169	GlaxoSmithKline PLC	2,079,344
216,374	Smith & Nephew PLC	2,575,062

		6,221,069

Information Technology (1.5%)
654,436	ARM Holdings PLC	1,948,510
108,031	Autonomy Corp. PLC (a)	1,796,814

		3,745,324

Materials (1.2%)
102,186	BHP Billiton Ltd. PLC	2,997,893

Telecommunications (0.9%)
75,491	Vodafone Group PLC, ADR	2,291,152

		40,796,512

Total Common Stocks (Cost $197,831,074)		243,402,258

Shares	Security Description	Value ($)
Investment Companies (1.9%)
4,765,197	Victory Institutional Money Market Fund, Investor Shares, 5.02% (c)	4,765,197

Total Investment Companies (Cost $4,765,197)		4,765,197

Total Investments (Cost $202,596,271) (d)—99.8%		248,167,455
Other assets in excess of liabilities—0.2%		380,955

Net Assets—100.0%		$248,548,410

(a)	Non-income producing security.
(b)	Restricted security.
(c)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(d)	Cost for federal income tax purposes is $203,035,101. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$49,453,817
Unrealized depreciation	(4,321,463)

Net unrealized appreciation	$45,132,354

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PCL—Public Co. Ltd.

PLC—Public Liability Co.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (99.0%)
Consumer Discretionary (17.0%)
82,020	ABM Industries, Inc.	2,063,623
16,200	Aeropostale, Inc. (a)	616,896
75,994	AFC Enterprises, Inc. (a)	1,190,826
54,612	Aftermarket Technology Corp. (a)	1,657,474
61,900	American Greetings Corp., Class A	1,530,787
23,200	AnnTaylor Stores Corp. (a)	728,944
30,899	Apogee Enterprises, Inc.	795,958
16,110	Barnes & Noble, Inc.	540,491
37,627	Bon-Ton Stores, Inc. (The)	960,241
52,900	Brown Shoe Company, Inc.	1,107,726
6,800	Buffalo Wild Wings, Inc. (a)	293,896
48,194	Carter’s, Inc. (a)	1,020,267
27,800	Casey’s General Stores, Inc.	693,054
39,989	Cato Corp. (The)	826,973
9,300	Central European Media Enterprises Ltd., Class A (a)	860,064
56,096	Charlotte Russe Holding, Inc. (a)	996,826
7,987	Chattem, Inc. (a)	448,550
83,700	Chemed Corp.	5,296,536
4,300	CPI Corp.	252,582
59,200	Crocs, Inc. (a)	3,511,744
19,000	Deckers Outdoor Corp. (a)	1,958,900
27,958	Dollar Thrifty Automotive Group, Inc. (a)	1,032,209
17,500	DreamWorks Animation SKG, Inc., Class A (a)	542,500
20,800	Eddie Bauer Holdings, Inc. (a)	250,848
62,210	Elizabeth Arden, Inc. (a)	1,340,003
45,684	Furniture Brands International, Inc.	503,438
20,263	Group 1 Automotive, Inc.	760,268
90,700	Helen of Troy Ltd. (a)	2,014,447
21,200	Hot Topic, Inc. (a)	190,800
14,900	ICF International, Inc. (a)	307,983
36,500	IKON Office Solutions, Inc.	505,890
128,700	IPC Holdings Ltd.	3,193,047
19,300	ITT Educational Services, Inc. (a)	2,039,238
66,800	J. Crew Group, Inc. (a)	3,360,040
20,124	Jack in the Box, Inc. (a)	1,287,735
173,900	JAKKS Pacific, Inc. (a)	4,123,169
133,400	Jo-Ann Stores, Inc. (a)	3,176,254
50,800	Jos. A. Bank Clothiers, Inc. (a)	1,752,600
39,761	Live Nation, Inc. (a)	789,653
99,300	Lubys Cafeterias, Inc. (a)	994,986
2,400	Lululemon Athletica, Inc. (a)	77,136
164,000	Maidenform Brands, Inc. (a)	2,948,720
29,592	Morton’s Restaurant Group, Inc. (a)	534,727
25,149	Movado Group, Inc.	710,208
75,150	Multimedia Games, Inc. (a)	787,572
79,800	New York & Co., Inc. (a)	778,050
24,300	Noble International Ltd.	456,111
62,577	O’Charley’s, Inc.	1,109,490
6,700	P.F. Chang’s China Bistro, Inc. (a)	219,358
17,390	Papa John’s International, Inc. (a)	477,008
243,000	Pep Boys - Manny, Moe & Jack (The)	4,113,990
38,400	Perry Ellis International, Inc. (a)	1,152,384

Shares	Security Description	Value ($)
Common Stocks, continued
Consumer Discretionary, continued
19,800	Phillips Van Heusen Corp.	1,030,788
39,665	Prestige Brands Holdings, Inc. (a)	496,209
19,900	Priceline.Com, Inc. (a)	1,269,620
14,100	RARE Hospitality International, Inc. (a)	377,316
38,355	Rent-A-Center, Inc. (a)	744,471
37,400	Sally Beauty Holdings, Inc. (a)	300,322
22,485	Scholastic Corp. (a)	723,567
17,600	Select Comfort Corp. (a)	280,544
45,000	Skechers USA, Inc., Class A (a)	935,550
28,055	Sonic Automotive, Inc.	768,707
31,635	Sotheby’s Holdings, Inc.	1,352,396
51,400	Source Interlink Cos., Inc. (a)	225,132
46,100	Standard Motors Products, Inc.	573,945
29,983	Steven Madden Ltd.	845,521
182,900	Tempur-Pedic International, Inc.	5,697,335
7,900	Tenneco, Inc. (a)	278,870
39,995	True Religion Apparel, Inc. (a)	734,308
20,449	United Stationers, Inc. (a)	1,303,419
8,700	Winn-Dixie Stores, Inc. (a)	232,377
160,559	Wolverine World Wide, Inc.	4,344,727

		91,397,344

Consumer Staples (2.1%)
108,136	Comfort Systems USA, Inc.	1,399,280
73,421	Ennis, Inc.	1,481,636
17,400	Heelys, Inc. (a)	381,060
20,193	Kellwood Co.	517,748
25,250	Kelly Services, Inc., Class A	627,462
22,677	Longs Drug Stores Corp.	1,096,660
37,700	Mannatech, Inc.	354,757
6,200	Nash Finch Co.	249,674
28,738	Pantry, Inc. (a)	1,001,232
20,049	Performance Food Group Co. (a)	574,604
15,600	Premier Exhibitions, Inc. (a)	258,336
13,385	Ralcorp Holdings, Inc. (a)	695,485
102,656	Tupperware Brands Corp.	2,670,083

		11,308,017

Energy (5.2%)
122,900	Alon USA Energy, Inc.	4,383,843
26,710	Atmos Energy Corp.	749,750
27,766	Basic Energy Services, Inc. (a)	583,641
53,200	Cabot Oil & Gas Corp.	1,819,440
62,263	Callon Petroleum Co. (a)	872,305
31,724	Cimarex Energy Co.	1,200,753
32,276	Cleco Corp.	766,555
61,900	Copano Energy LLC	2,595,467
43,500	Delek US Holdings, Inc.	1,151,880
35,380	Empire District Electric Co. (The)	767,392
29,382	Great Plains Energy, Inc.	815,644
35,800	Grey Wolf, Inc. (a)	265,278
12,400	Gulf Island Fabrication, Inc.	423,584
25,400	Gulfport Energy Corp. (a)	482,854
32,800	Headwaters, Inc. (a)	529,064
8,200	Hercules Offshore, Inc. (a)	246,164
4,300	Lufkin Industries, Inc.	254,603
243,732	Parker Drilling Co. (a)	2,295,956

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Energy, continued
42,100	Pioneer Drilling Co. (a)	529,618
28,600	Rosetta Resources, Inc. (a)	515,086
34,301	Southwest Gas Corp.	1,066,075
48,327	Swift Energy Co. (a)	2,065,496
36,585	Trico Marine Services, Inc. (a)	1,296,938
57,400	Union Drilling, Inc. (a)	873,054
22,200	Unit Corp. (a)	1,222,332

		27,772,772

Financials (11.0%)
36,800	Advanta Corp., Class B	944,288
21,300	Allied World Assurance Holdings Ltd.	1,010,685
46,200	Amerisafe, Inc. (a)	775,236
35,409	Argonaut Group, Inc.	974,810
62,100	Aspen Insurance Holdings Ltd.	1,518,345
31,046	ASTA Funding, Inc.	1,120,140
61,327	BankUnited Financial Corp.	1,032,747
32,022	Boston Private Financial Holdings, Inc.	816,241
25,480	Calamos Asset Management, Inc.	629,356
47,082	Cascade Bancorp	1,026,858
267,400	Castlepoint Holdings Ltd. (a) (b)	3,329,130
96,209	CBIZ, Inc. (a)	655,183
37,089	Citizens Republic Bancorp, Inc.	597,133
61,900	Cohen & Steers, Inc.	2,132,455
8,400	CompuCredit Corp. (a)	220,500
37,932	Corus Bankshares, Inc.	616,774
18,019	CRA International, Inc. (a)	859,326
37,610	CVB Financial Corp.	368,202
48,136	Delphi Financial Group, Inc., Class A	1,933,623
32,996	Deluxe Corp.	1,245,929
10,200	Dollar Financial Corp. (a)	255,612
33,754	East West Bancorp, Inc.	1,237,422
38,611	Euronet Worldwide, Inc. (a)	981,106
52,749	F.N.B. Corp.	791,763
29,224	First Charter Corp.	538,598
41,446	First Commonwealth Financial Corp.	392,908
43,848	First Community Bancorp	2,202,047
80,247	First Niagara Financial Group, Inc.	1,031,976
22,784	First State Bancorp	393,252
29,330	FirstFed Financial Corp. (a)	1,325,716
7,300	FPIC Insurance Group, Inc. (a)	253,894
39,784	Hanmi Financial Corp.	576,868
19,100	Hilb Rogal & Hobbs Co.	827,030
15,300	IndyMac Bancorp, Inc.	336,600
25,400	Interactive Data Corp.	694,690
37,966	Investment Technology Group, Inc. (a)	1,517,121
113,168	Knight Capital Group, Inc. (a)	1,600,196
12,300	Max Capital Group Ltd.	321,153
34,900	MCG Capital Corp.	505,003
50,181	National Financial Partners Corp.	2,326,391
24,000	Pinnacle Financial Partners, Inc. (a)	578,640

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
23,000	Preferred Bank	883,200
35,167	Safety Insurance Group, Inc.	1,171,061
54,019	Seabright Insurance Holdings (a)	979,364
72,937	Selective Insurance Group, Inc.	1,496,667
160,157	Sterling Bancshares, Inc.	1,667,234
17,330	Sterling Financial Corp.	393,564
76,280	Sunstone Hotel Investors, Inc.	1,893,270
45,683	Susquehanna Bancshares, Inc.	790,316
28,169	SVB Financial Group (a)	1,483,943
27,500	UCBH Holdings, Inc.	452,100
34,137	UMB Financial Corp.	1,274,676
17,714	Umpqua Holdings Corp.	336,920
54,355	Universal American Financial Corp. (a)	1,082,208
30,200	Wadell & Reed Financial, Inc., Class A	761,342
37,691	Whitney Holding Corp.	941,898
27,654	Wilmington Trust Corp.	1,076,847
40,545	Zenith National Insurance Corp.	1,636,396

		58,815,953

Health Care (8.6%)
43,800	Acadia Pharmaceuticals, Inc. (a)	614,952
7,400	Air Methods Corp. (a)	281,940
21,200	Align Technology, Inc. (a)	553,320
96,500	Alkermes, Inc. (a)	1,374,160
43,467	Alpharma, Inc., Class A	1,077,547
15,900	Amedisys, Inc. (a)	601,815
52,600	American Oriental Bioengineering, Inc. (a)	378,720
20,414	Amerigroup Corp. (a)	565,060
66,200	Applera Corporation - Celera Genomics Group (a)	795,724
67,100	Arena Pharmaceuticals, Inc. (a)	766,953
14,000	Cerner Corp. (a)	740,180
11,900	Cholestech Corp. (a)	251,090
26,800	CONMED Corp. (a)	747,720
117,700	CV Therapeutics, Inc. (a)	1,166,407
11,800	Cynosure, Inc., Class A (a)	368,396
64,800	Cytokinetics, Inc. (a)	324,000
66,700	Emergency Medical Services Corp., Class A (a)	2,601,967
241,700	Encysive Pharmaceuticals, Inc. (a)	459,230
49,996	Gentiva Health Services, Inc. (a)	998,420
18,664	Haemonetics Corp. (a)	922,375
56,447	Healthspring, Inc. (a)	965,244
13,100	Home Diagnostics, Inc. (a)	144,886
58,400	Human Genome Sciences, Inc. (a)	453,184
26,797	ICU Medical, Inc. (a)	890,732
52,200	Incyte Pharmaceuticals, Inc. (a)	277,704
39,000	Invacare Corp.	801,450
13,900	inVentiv Health, Inc. (a)	493,172
20,600	ISIS Pharmaceuticals, Inc. (a)	214,446
23,500	Kosan Biosciences, Inc. (a)	97,760
54,000	LifePoint Hospitals, Inc. (a)	1,595,700
23,298	Magellan Health Services, Inc. (a)	974,322
22,200	Matria Healthcare, Inc. (a)	573,426

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
16,500	Medarex, Inc. (a)	233,640
10,900	MGI Pharma, Inc. (a)	272,827
25,400	NBTY, Inc. (a)	1,105,916
23,743	Noven Pharmaceuticals, Inc. (a)	421,676
105,730	NPS Pharmaceuticals, Inc. (a)	455,696
71,400	Onyx Pharmaceuticals, Inc. (a)	1,985,634
22,587	PAREXEL International Corp. (a)	913,193
65,100	Pediatrix Medical Group, Inc. (a)	3,512,796
111,091	Perrigo Co.	2,071,847
32,900	Pharmion Corp. (a)	801,444
46,595	Phoenix Cos, Inc. (The)	642,545
14,800	Progenics Pharmaceuticals, Inc. (a)	315,388
74,100	Regeneron Pharmaceuticals, Inc. (a)	1,103,349
87,000	Renovis, Inc. (a)	291,450
81,300	Rigel Pharmaceuticals, Inc. (a)	647,148
33,400	Rochester Medical Corp. (a)	516,698
20,200	Salix Pharmaceuticals Ltd. (a)	222,604
66,302	Sciele Pharma, Inc. (a)	1,537,543
64,281	STERIS Corp.	1,758,085
13,400	TomoTherapy, Inc. (a)	363,140
32,400	TriZetto Group, Inc. (The) (a)	519,372
6,400	Universal Health Services	335,616
37,622	ViroPharma, Inc. (a)	483,443
5,800	WellCare Health Plans, Inc. (a)	587,308
19,200	West Pharmaceutical Services, Inc.	888,576
15,100	XenoPort, Inc. (a)	644,619
35,934	Zymogenetics, Inc. (a)	415,397

		46,118,952

Industrials (24.3%)
17,500	Actuant Corp.	1,067,150
50,700	Acuity Brands, Inc.	2,996,370
120,700	American Axle & Manufacturing Holdings, Inc.	2,920,940
22,700	American Commercial Lines, Inc. (a)	502,805
25,600	American Woodmark Corp.	769,280
7,900	Analogic Corp.	524,481
37,891	Applied Industrial Technologies	1,075,726
55,046	Arch Chemicals, Inc.	1,947,527
15,900	Be Aerospace, Inc. (a)	644,904
36,170	Briggs & Stratton Corp.	1,025,781
239,800	Brooks Automation, Inc. (a)	4,213,286
7,900	Bucyrus International, Inc.	502,124
23,969	Cabot Microelectronics Corp. (a)	1,021,798
7,900	Cascade Corp.	535,541
15,900	Ceradyne, Inc. (a)	1,186,617
43,400	CF Industries Holdings, Inc.	2,494,632
37,886	Checkpoint Systems, Inc. (a)	874,030
32,460	Coherent, Inc. (a)	939,717
39,741	Cohu, Inc.	794,423
27,600	Complete Production Services, Inc. (a)	640,044
25,900	COMSYS IT Partners, Inc. (a)	470,344
50,932	Cox Radio, Inc., Class A (a)	659,569
37,663	CTS Corp.	479,827
55,600	Curtiss-Wright Corp.	2,422,492

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
12,170	Cymer, Inc. (a)	520,268
23,800	Dawson Geophysical Co. (a)	1,299,718
61,500	Dycom Industries, Inc. (a)	1,718,925
193,700	DynCorp International, Inc., Class A (a)	4,127,747
67,456	EMCOR Group, Inc. (a)	2,421,670
76,200	Encore Wire Corp.	2,327,910
51,350	EnerSys (a)	929,435
53,026	EnPro Industries, Inc. (a)	2,088,164
62,205	Federal Signal Corp.	836,657
18,231	First Advantage Corp., Class A (a)	366,261
42,516	Flowers Foods, Inc.	871,578
35,194	Freightcar America, Inc.	1,663,620
79,900	Gardner Denver Machinery, Inc. (a)	3,323,041
92,100	Goodman Global, Inc. (a)	2,221,452
16,700	Graco, Inc.	685,368
281,900	GrafTech International Ltd. (a)	4,366,631
118,962	Greatbatch, Inc. (a)	3,691,391
75,986	H.B. Fuller Co.	2,099,493
43,649	Heidrick & Struggles International, Inc. (a)	2,345,697
38,725	Horace Mann Educators Corp.	690,467
38,100	Horizon Lines, Inc., Class A	1,099,566
50,500	Hub Group, Inc. (a)	1,718,010
121,500	Intevac, Inc. (a)	1,974,375
17,500	Kaiser Aluminum Corp.	1,181,425
90,500	Kaydon Corp.	4,815,505
43,000	Knight Transportation, Inc.	758,520
15,500	Lamson & Sessions Co. (a)	343,170
16,300	Lennox International, Inc.	624,290
6,000	Middleby Corp. (The) (a)	372,060
15,400	MKS Instruments, Inc. (a)	349,580
23,426	Monarch Casino & Resort, Inc. (a)	662,722
75,413	MPS Group, Inc. (a)	1,005,255
38,426	Mueller Industries, Inc.	1,417,151
42,582	Oil States International, Inc. (a)	1,862,537
20,214	Old Dominion Freight Line, Inc. (a)	583,376
27,000	Olin Corp.	563,490
72,900	ON Semiconductor Corp. (a)	861,678
37,643	Orbital Sciences Corp. (a)	797,655
61,100	Perini Corp. (a)	3,752,151
61,799	Pilgrim’s Pride Corp.	2,081,390
33,740	ProAssurance Corp. (a)	1,666,081
14,000	Resources Connection, Inc. (a)	454,580
38,300	Robbins & Myers, Inc.	2,019,559
20,600	Rock-Tenn Co.	632,832
125,400	Rockwood Holdings, Inc. (a)	4,337,586
89,900	Ryerson, Inc.	2,884,891
15,900	Schnitzer Steel Industries, Inc.	861,621
206,400	Silicon Motion Technology Corp., ADR (a)	3,777,120
67,767	SkyWest, Inc.	1,511,882
18,972	Smith A.O. Corp.	921,091
14,861	Speedway Motorsports, Inc.	549,411
81,702	Spherion Corp. (a)	721,429

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
23,600	Steelcase, Inc.	410,876
22,750	Sun Hydraulic Corp.	676,130
50,031	Technitrol, Inc.	1,300,806
16,200	Teledyne Technologies, Inc. (a)	718,794
19,000	Tennant Co.	732,450
13,100	Timken Co. (The)	437,540
12,700	Toro Co. (The)	713,994
32,024	TreeHouse Foods, Inc. (a)	717,658
18,000	Triumph Group, Inc.	1,371,780
98,683	U.S. Concrete, Inc. (a)	749,004
51,600	Ultra Clean Holdings, Inc. (a)	726,012
54,500	Varian Semiconductor Equipment Associates, Inc. (a)	2,561,500
8,500	W.R. Grace & Co. (a)	175,525
43,600	Watson Wyatt & Co. Holdings	1,942,380
33,300	Worthington Industries, Inc.	689,310

		130,390,649

Information Technology (14.8%)
85,200	Advanced Energy Industries (a)	1,508,892
20,224	American Reprographics Co. (a)	503,982
140,400	Amkor Technology, Inc. (a)	1,735,344
12,184	Anixter International, Inc. (a)	1,007,008
30,000	ANSYS, Inc. (a)	781,200
86,700	Arris Group, Inc. (a)	1,284,894
17,374	Avid Technology, Inc. (a)	557,705
39,714	Avocent Corp. (a)	1,086,178
14,100	Blackbaud, Inc.	295,254
21,000	Blue Coat Systems, Inc. (a)	1,023,330
334,000	Brocade Communications Systems, Inc. (a)	2,351,360
8,500	Cogent Communications Group, Inc. (a)	243,780
10,800	Comtech Telecommunications Corp. (a)	469,476
27,300	CSG Systems International, Inc. (a)	683,046
81,000	DRS Technologies, Inc.	4,241,160
86,854	Eagle Test Systems, Inc. (a)	1,301,941
132,595	EarthLink, Inc. (a)	921,535
32,992	EMS Technologies, Inc. (a)	724,834
145,241	Emulex Corp. (a)	2,875,772
36,821	Exar Corp. (a)	520,281
17,100	FactSet Research Systems, Inc.	1,128,429
52,400	FARO Technologies, Inc. (a)	1,950,852
32,344	Foundry Networks, Inc. (a)	568,931
90,577	Harris Interactive, Inc. (a)	405,785
13,300	Henry(Jack) & Associates	319,466
36,586	i2 Technologies, Inc. (a)	594,157
8,000	II-VI, Inc. (a)	198,640
43,894	Imation Corp.	1,373,004
20,500	Imergent, Inc.	442,800
59,251	Informatica Corp. (a)	825,959
76,200	infoUSA, Inc.	781,050
276,519	Interwoven, Inc. (a)	3,829,788
13,145	Itron, Inc. (a)	1,044,107
69,406	Ixia (a)	649,640
28,600	J2 Global Communications, Inc. (a)	933,504

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
89,496	Mantech International Corp. (a)	2,922,939
46,900	Mentor Graphics Corp. (a)	563,269
43,485	Methode Electronics, Inc.	703,152
76,964	Micrel, Inc.	796,577
12,600	Microstrategy, Inc., Class A (a)	921,186
16,825	MTS Systems Corp.	702,444
30,600	Net 1 UEPS Technologies, Inc. (a)	698,598
13,100	Novatel Wireless, Inc. (a)	282,043
23,000	Novatel, Inc. (a)	847,090
133,815	OmniVision Technologies, Inc. (a)	2,297,604
21,000	Orbitz Worldwide, Inc. (a)	253,680
25,700	Orbotech Ltd. (a)	553,835
28,346	Palm, Inc. (a)	422,922
171,351	Perot Systems Corp., Class A (a)	2,607,962
201,700	PMC-Sierra, Inc. (a)	1,536,954
26,500	Polycom, Inc. (a)	820,705
146,100	Progress Software Corp. (a)	4,419,525
16,024	Rofin-Sinar Technologies, Inc. (a)	1,042,682
12,400	SAVVIS, Inc. (a)	465,744
101,300	Sigma Designs, Inc. (a)	3,221,340
129,400	Skyworks Solutions, Inc. (a)	1,024,848
22,800	Smart Modular Technologies (WWH), Inc. (a)	280,212
83,547	Sonicwall, Inc. (a)	738,556
33,262	SPSS, Inc. (a)	1,365,073
34,600	Starent Networks Corp. (a)	626,952
20,900	Sybase, Inc. (a)	495,748
12,800	Synchronoss Technologies, Inc. (a)	465,408
37,400	SYNNEX Corp. (a)	759,968
11,700	Syntel, Inc.	421,317
7,400	Teletech Holdings, Inc. (a)	217,042
27,400	THQ, Inc. (a)	788,024
121,467	TIBCO Software, Inc. (a)	987,527
32,800	United Online, Inc.	463,136
39,328	Vignette Corp. (a)	827,461
48,000	Vishay Intertechnology, Inc. (a)	744,480
28,600	Volt Information Sciences, Inc. (a)	445,588
41,999	Websense, Inc. (a)	838,300
10,000	Wright Express Corp. (a)	340,600
119,100	Zoran Corp. (a)	2,245,035

		79,318,610

Materials (5.8%)
57,371	A. Schulman, Inc.	1,332,155
85,000	Belden CDT, Inc.	4,656,300
27,747	Bowater, Inc.	544,396
45,300	Brush Engineered Materials, Inc. (a)	1,715,511
77,026	Building Materials Holding Corp.	1,069,891
8,141	Carpenter Technology Corp.	966,255
16,900	Century Aluminum Co. (a)	871,026
45,400	Cleveland Cliffs, Inc.	3,144,858
40,685	Greif, Inc., Class A	2,237,675
104,272	OM Group, Inc. (a)	5,050,936
36,100	Park Electrochemical Corp.	1,070,365
117,770	PolyOne Corp. (a)	885,630
26,677	Quanex Corp.	1,202,066
8,500	Schweitzer-Mauduit International, Inc.	194,055

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares or Principal Amount ($)	Security Description	Value ($)
Common Stocks, continued
Materials, continued
13,503	Silgan Holdings, Inc.	697,025
33,987	Spartech Corp.	749,413
273,611	USEC, Inc. (a)	4,593,929

		30,981,486

Real Estate Investment Trusts (3.6%)
41,500	Alesco Financial, Inc.	194,635
101,836	Ashford Hospitality Trust	1,040,764
42,331	BioMed Realty Trust, Inc.	924,509
69,513	Cedar Shopping Centers, Inc.	873,779
14,000	Cousins Properties, Inc.	359,940
19,200	Crystal River Capital, Inc.	333,888
23,089	Entertainment Properties Trust	1,028,615
65,819	FelCor Lodging Trust, Inc.	1,445,385
25,678	First Industrial Realty Trust, Inc.	993,995
16,380	First Potomac Realty Trust	320,884
21,306	Health Care REIT, Inc.	782,143
36,168	Highwoods Properties, Inc.	1,176,545
76,700	JER Investors Trust, Inc. (b)	841,399
38,854	Lexington Realty Trust	733,175
9,400	Maguire Properties, Inc.	268,934
74,120	Medical Properties Trust, Inc.	830,144
50,036	National Retail Properties, Inc.	1,083,780
50,395	Newcastle Investment Corp.	907,614
176,300	NorthStar Realty Finance Corp.	1,778,867
44,437	Omega Healthcare Investors, Inc.	574,570
35,491	Pennsylvania Real Estate Investment Trust	1,382,020
44,917	Realty Income Corp.	1,054,202
19,900	Resource Capital Corp.	188,453

		19,118,240

Telecommunications (3.9%)
24,700	Atlantic Tele-Network, Inc.	720,746
109,502	Cincinnati Bell, Inc. (a)	565,030
174,700	Comtech Group, Inc. (a)	2,484,234
32,616	Consolidated Communications Holdings, Inc.	594,264
31,600	Golden Telecom, Inc.	2,039,780
99,000	InterDigital, Inc. (a)	2,767,050
23,300	NeuStar, Inc., Class A (a)	671,972
135,000	Plantronics, Inc.	3,782,700

Shares or Principal Amount ($)	Security Description	Value ($)
Common Stocks, continued
Telecommunications, continued
370,000	Premiere Global Services, Inc. (a)	4,306,800
244,500	Sinclair Broadcast Group, Inc., Class A	3,188,280

		21,120,856

Transportation (1.2%)
8,600	Alaska Air Group, Inc. (a)	200,638
30,161	ArvinMeritor, Inc.	598,092
20,229	Atlas Air Worldwide Holdings, Inc. (a)	1,096,614
112,800	ExpressJet Holdings, Inc. (a)	589,944
28,600	GulfMark Offshore, Inc. (a)	1,343,628
16,700	Landstar System, Inc.	759,182
37,686	Pacer International, Inc.	829,469
34,634	Saia, Inc. (a)	700,646
20,800	Werner Enterprises, Inc.	404,352

		6,522,565

Utilities (1.5%)
23,629	El Paso Electric Co. (a)	549,847
18,246	IDACORP, Inc.	564,896
20,155	New Jersey Resources Corp.	947,285
69,883	Northwest Natural Gas Co.	2,912,025
61,053	PNM Resources, Inc.	1,576,999
32,809	Westar Energy, Inc.	755,263
22,458	WGL Holdings, Inc.	672,392

		7,978,707

Total Common Stocks (Cost $540,711,583)		530,844,151

U.S. Treasury Obligations (0.0%)
50,000	Treasury Bills, 4.82%, 8/2/07 (c)	49,988

Total U.S. Treasury Obligations (Cost $49,994)		49,988

Cash Sweep (1.0%)
5,407,685	Bank of New York Cash Reserve Fund, 2.40% (d)	5,407,685

Total Cash Sweep (Cost $5,407,685)		5,407,685

Total Investments (Cost $546,169,262) (e)—100.0%		536,301,824
Other assets in excess of liabilities—0.0%		146,181

Net Assets—100.0%		$536,448,005

(a)	Non-income producing security.
(b)	Restricted security.
(c)	Rate disclosed represents effective yield at purchase.
(d)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(e)	Cost for federal income tax purposes is $547,835,754. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$33,162,736
Unrealized depreciation	(44,696,666)

Net unrealized depreciation	$(11,533,930)

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (97.5%)
Consumer Discretionary (15.5%)
21,500	Aeropostale, Inc. (a)	818,720
15,700	American Greetings Corp., Class A	388,261
3,300	AnnTaylor Stores Corp. (a)	103,686
12,600	AutoNation, Inc. (a)	245,448
9,900	Big Lots, Inc. (a)	256,014
4,300	Blyth, Inc.	95,976
8,400	Bob Evans Farms, Inc.	272,580
8,550	Brinker International, Inc.	230,337
7,300	DeVry, Inc.	236,520
7,100	Dollar Tree Stores, Inc. (a)	271,646
6,200	Estee Lauder Cos., Inc. (The), Class A	279,124
9,200	Expedia, Inc. (a)	244,812
31,500	Family Dollar Stores, Inc.	933,030
8,600	Goodyear Tire & Rubber Co. (The) (a)	246,992
6,200	Hanesbrands, Inc. (a)	192,262
17,700	Hasbro, Inc.	495,954
18,500	IKON Office Solutions, Inc.	256,410
6,100	ITT Educational Services, Inc. (a)	644,526
3,800	Jack in the Box, Inc. (a)	243,162
15,500	Korn/Ferry International (a)	366,265
9,100	Manpower, Inc.	719,355
18,300	Marvel Entertainment, Inc. (a)	443,409
575	NVR, Inc. (a)	332,626
6,100	R.R. Donnelley & Sons Co.	257,786
12,500	RadioShack Corp.	314,125
4,600	Rollins, Inc.	109,480
41,500	Ross Stores, Inc.	1,200,595
10,500	Sherwin-Williams Co. (The)	731,745
1,600	Whirlpool Corp.	163,376

		11,094,222

Consumer Staples (2.0%)
5,400	Energizer Holdings, Inc. (a)	544,860
37,000	Tyson Foods, Inc., Class A	788,100
2,100	Universal Corp.	115,941

		1,448,901

Energy (9.5%)
4,900	Cabot Oil & Gas Corp.	167,580
10,000	Energy East Corp.	253,100
7,600	ENSCO International, Inc.	464,132
12,700	Frontier Oil Corp.	491,871
7,000	Holly Corp.	471,730
16,700	Noble Energy, Inc.	1,021,038
4,200	Patterson-UTI Energy, Inc.	96,180
11,800	Pepco Holdings, Inc.	319,426
25,600	Reliant Energy, Inc. (a)	657,408
22,200	Tesoro Corp.	1,105,560
23,400	Tidewater, Inc.	1,601,028
2,900	Unit Corp. (a)	159,674

		6,808,727

Financials (13.9%)
5,400	A.G. Edwards, Inc.	436,644
26,650	American Financial Group, Inc.	748,598
4,100	AmeriCredit Corp. (a)	83,394

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
17,300	Apollo Investment Corp.	364,857
15,600	Associated Banc-Corp.	448,344
14,300	CB Richard Ellis Group, Inc., Class A (a)	499,356
6,300	City National Corp.	445,977
8,300	Deluxe Corp.	313,408
4,500	East West Bancorp, Inc.	164,970
4,400	Eaton Vance Corp.	184,184
21,600	Equifax, Inc.	873,936
13,800	Everest Re Group Ltd.	1,355,850
5,950	First Marblehead Corp. (The)	196,112
24,400	Hospitality Properties Trust	935,984
7,700	KKR Financial Holdings LLC	159,698
4,900	Leucadia National Corp.	184,240
1,700	Nationwide Financial Services, Inc.	96,747
27,600	PMI Group, Inc. (The)	940,332
10,200	Radian Group, Inc.	343,842
2,718	State Street Corp.	182,188
2,100	SVB Financial Group (a)	110,628
19,350	W. R. Berkley Corp.	569,277
8,100	Wilmington Trust Corp.	315,414

		9,953,980

Health Care (11.4%)
14,200	Applera Corp.	443,324
8,900	Apria Healthcare Group, Inc. (a)	233,358
1,400	Cephalon, Inc. (a)	105,196
7,700	Charles River Laboratories International, Inc. (a)	394,086
6,525	Coventry Health Care, Inc. (a)	364,160
18,900	Health Net, Inc. (a)	936,306
10,100	Hillenbrand Industries, Inc.	636,704
7,900	Hlth Corp. (a)	100,014
6,900	ImClone Systems, Inc. (a)	227,010
2,000	Intuitive Surgical, Inc. (a)	425,220
3,200	Invitrogen Corp. (a)	229,760
7,100	Kinetic Concepts, Inc. (a)	436,508
14,400	King Pharmaceuticals, Inc. (a)	244,944
9,200	Lincare Holdings, Inc. (a)	328,348
7,400	Manor Care, Inc.	468,790
43,600	Millennium Pharmaceuticals (a)	439,924
6,300	Mylan Laboratories, Inc.	100,989
10,800	NBTY, Inc. (a)	470,232
2,000	Pediatrix Medical Group, Inc. (a)	107,920
12,400	STERIS Corp.	339,140
11,000	Techne Corp. (a)	618,860
4,800	WellCare Health Plans, Inc. (a)	486,048

		8,136,841

Industrials (15.1%)
10,100	Acuity Brands, Inc.	596,910
2,600	Agco Corp. (a)	99,918
9,500	AGL Resources, Inc.	358,150
2,600	Alliant Techsystems, Inc. (a)	257,686
6,400	CF Industries Holdings, Inc.	367,872
15,800	Cummins, Inc.	1,875,460
11,300	Granite Construction, Inc.	734,387
14,500	International Rectifier Corp. (a)	532,295

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
10,700	Jacobs Engineering Group, Inc. (a)	659,441
6,500	Kennametal, Inc.	498,290
12,000	Lennox International, Inc.	459,600
10,300	Manitowoc Company, Inc. (The)	800,001
30,900	Olin Corp.	644,883
19,200	ON Semiconductor Corp. (a)	226,944
10,250	Republic Services, Inc.	327,487
31,500	Semtech Corp. (a)	511,875
2,200	SPX Corp.	206,514
2,900	Teleflex, Inc.	221,647
11,900	Terex Corp. (a)	1,026,375
23,400	Triquint Semiconductor (a)	103,428
2,700	URS Corp. (a)	133,002
3,600	Varian Semiconductor Equipment Associates, Inc. (a)	169,200

		10,811,365

Information Technology (10.8%)
26,100	Avnet, Inc. (a)	988,668
20,100	BMC Software, Inc. (a)	577,272
17,100	Cadence Design Systems, Inc. (a)	365,940
17,800	Compuware Corp. (a)	166,074
8,900	CSG Systems International, Inc. (a)	222,678
8,800	Dun & Bradstreet Corp. (The)	860,288
4,550	FactSet Research Systems, Inc.	300,255
18,300	Gartner, Inc. (a)	383,019
28,700	Ingram Micro, Inc. (a)	575,435
21,700	Intersil Corp., Class A	634,725
2,900	Lexmark International, Inc., Class A (a)	114,666
22,200	McAfee, Inc. (a)	796,092
2,700	Microchip Technology, Inc.	98,037
13,900	Novell, Inc. (a)	93,269
12,500	Polycom, Inc. (a)	387,125
12,600	Teradyne, Inc. (a)	197,694
5,100	Total System Services, Inc.	143,463
43,300	Vishay Intertechnology, Inc. (a)	671,583
5,800	Western Digital Corp. (a)	123,830

		7,700,113

Materials (6.0%)
3,600	Albemarle Corp.	144,828
13,100	Belden CDT, Inc.	717,618
12,300	Celanese Corp., Series A	461,250
42,300	Commercial Metals Co.	1,304,532
13,900	Lubrizol Corp. (The)	870,974
3,900	Pactiv Corp. (a)	123,279
14,000	Sonoco Products Co.	513,380
3,000	Waters Corp. (a)	174,780

		4,310,641

Shares	Security Description	Value ($)
Common Stocks, continued
Real Estate Investment Trusts (2.4%)
10,500	Annaly Capital Management, Inc.	151,725
10,400	Douglas Emmett, Inc.	239,824
8,700	First Industrial Realty Trust, Inc.	336,777
16,500	Highwoods Properties, Inc.	536,745
14,300	HRPT Properties Trust	133,705
2,800	Mack-Cali Realty Corp.	108,080
4,200	Potlatch Corp.	183,498

		1,690,354

Telecommunications (2.1%)
7,300	Belo Corp.	130,670
9,000	CenturyTel, Inc.	412,830
10,100	CommScope, Inc. (a)	549,743
6,000	Telephone & Data Systems, Inc.	398,400

		1,491,643

Transportation (3.5%)
3,700	Alaska Air Group, Inc. (a)	86,321
30,000	ArvinMeritor, Inc.	594,900
6,900	Con-Way, Inc.	340,791
17,500	Continental Airlines, Inc., Class B (a)	551,425
7,700	Overseas Shipholding Group, Inc.	597,443
5,900	US Airways Group, Inc. (a)	182,959
5,500	YRC Worldwide, Inc. (a)	176,660

		2,530,499

Utilities (5.3%)
18,100	Alliant Energy Corp.	668,795
15,850	MDU Resources Group, Inc.	432,071
6,300	Nicor, Inc.	248,283
22,700	Northeast Utilities	620,618
7,600	NSTAR	239,020
6,200	OGE Energy Corp.	205,530
9,700	ONEOK, Inc.	492,275
14,900	WGL Holdings, Inc.	446,106
10,200	Wisconsin Energy Corp.	437,886

		3,790,584

Total Common Stocks (Cost $66,141,534)		69,767,870

Investment Companies (2.5%)
1,804,318	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	1,804,318

Total Investment Companies (Cost $1,804,318)		1,804,318

Total Investments (Cost $67,945,852) (c)—100.0%		71,572,188
Other assets in excess of liabilities—0.0%		24,067

Net Assets—100.0%		$71,596,255

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Cost for federal income tax purposes is $68,033,359. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$7,905,475
Unrealized depreciation	(4,366,646)

Net unrealized appreciation	$3,538,829

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (99.3%)
Consumer Discretionary (16.0%)
13,490	Avon Products, Inc.	485,775
80,910	Big Lots, Inc. (a)	2,092,333
55,540	CBS Corp., Class B	1,761,729
40,140	Colgate-Palmolive Co.	2,649,240
41,320	Estee Lauder Cos., Inc. (The), Class A	1,860,226
12,470	Expedia, Inc. (a)	331,827
64,240	Family Dollar Stores, Inc.	1,902,789
50,710	Hasbro, Inc.	1,420,894
32,490	IAC/InterActive Corp. (a)	933,763
8,210	J.C. Penney Co., Inc.	558,608
8,820	Manpower, Inc.	697,221
96,200	Mattel, Inc.	2,203,942
17,590	McDonald’s Corp.	842,033
11,420	Newell Rubbermaid, Inc.	302,059
23,170	NIKE, Inc., Class B	1,307,946
38,140	Omnicom Group, Inc.	1,978,322
60,660	RadioShack Corp.	1,524,386
62,110	TJX Companies, Inc. (The)	1,723,552
54,700	Wal-Mart Stores, Inc.	2,513,465

		27,090,110

Consumer Staples (9.1%)
29,920	Altria Group, Inc.	1,988,782
13,160	Campbell Soup Co.	484,683
91,460	ConAgra Foods, Inc.	2,318,511
5,820	Dow Chemical Co. (The)	253,054
26,840	International Paper Co.	994,959
88,170	Kroger Co. (The)	2,288,893
10,250	Molson Coors Brewing Co., Class B	911,635
68,704	PepsiCo, Inc.	4,508,356
27,157	Procter & Gamble Co. (The)	1,679,932

		15,428,805

Energy (14.6%)
3,260	Chevron Corp.	277,948
17,280	ConocoPhillips	1,396,915
25,120	Constellation Energy Group	2,105,056
13,990	Devon Energy Corp.	1,043,794
23,150	ENSCO International, Inc.	1,413,770
121,040	Exxon Mobil Corp.	10,304,135
33,080	Halliburton Co.	1,191,542
56,390	Marathon Oil Corp.	3,112,728
24,110	Tesoro Corp.	1,200,678
40,370	Valero Energy Corp.	2,705,194

		24,751,760

Financials (10.8%)
12,160	ACE Ltd.	701,875
32,360	Allstate Corp. (The)	1,719,934
24,850	Chubb Corp. (The)	1,252,689
38,760	CIGNA Corp.	2,001,567
14,345	Discover Financial Services (a)	330,652
12,300	Goldman Sachs Group, Inc. (The)	2,316,582
36,540	JPMorgan Chase & Co.	1,608,125
8,550	Loews Corp.	405,270
2,330	MasterCard, Inc., Class A	374,664
24,130	Merrill Lynch & Co., Inc.	1,790,446

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
9,380	MGIC Investment Corp.	362,631
3,860	Moody’s Corp.	207,668
28,690	Morgan Stanley	1,832,430
20,740	Radian Group, Inc.	699,145
48,140	Travelers Cos., Inc. (The)	2,444,549
3,530	XL Capital Ltd., Class A	274,846

		18,323,073

Health Care (15.4%)
5,410	Aetna, Inc.	260,059
43,470	AmerisourceBergen Corp.	2,047,872
35,140	Amgen, Inc. (a)	1,888,423
53,080	Applera Corp.	1,657,158
61,960	Baxter International, Inc.	3,259,096
37,120	Biogen Idec, Inc. (a)	2,098,765
14,210	Forest Laboratories, Inc. (a)	571,242
114,560	Johnson & Johnson	6,930,880
8,620	McKesson Corp.	497,891
10,470	Medco Health Solutions, Inc. (a)	850,897
185,320	Pfizer, Inc.	4,356,873
32,970	UnitedHealth Group, Inc.	1,596,737

		26,015,893

Industrials (10.2%)
9,280	American Standard Cos., Inc.	501,584
7,080	Cummins, Inc.	840,396
5,650	Fluor Corp.	652,632
37,890	Honeywell International, Inc.	2,179,054
15,420	ITT Corp.	969,610
18,000	Jacobs Engineering Group, Inc. (a)	1,109,340
31,950	Lockheed Martin Corp.	3,146,436
12,040	National-Oilwell Varco, Inc. (a)	1,446,124
26,630	Northrop Grumman Corp.	2,026,543
6,760	PACCAR, Inc.	553,103
5,980	Republic Services, Inc.	191,061
11,970	Terex Corp. (a)	1,032,412
4,140	Textron, Inc.	467,365
24,120	W.W. Grainger, Inc.	2,107,123

		17,222,783

Information Technology (20.7%)
46,270	Accenture Ltd., Class A	1,949,355
2,160	Apple Computer, Inc. (a)	284,602
10,800	Automatic Data Processing, Inc.	501,336
22,900	Avnet, Inc. (a)	867,452
26,890	BMC Software, Inc. (a)	772,281
219,690	Cisco Systems, Inc. (a)	6,351,238
24,140	Computer Sciences Corp. (a)	1,344,115
74,230	Electronic Data Systems Corp.	2,003,468
23,820	Fiserv, Inc. (a)	1,177,184
65,450	Hewlett-Packard Co.	3,012,663
62,680	International Business Machines Corp.	6,935,542
223,430	Microsoft Corp.	6,477,236
15,180	Motorola, Inc.	257,908
32,770	Novell, Inc. (a)	219,887
76,490	Texas Instruments, Inc.	2,691,683
8,900	Xilinx, Inc.	222,500

		35,068,450

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Materials (1.3%)
9,020	Eastman Chemical Co.	620,756
12,350	Nucor Corp.	619,970
8,780	United States Steel Corp.	862,986

		2,103,712

Telecommunications (0.2%)
7,880	CenturyTel, Inc.	361,456

Transportation (1.0%)
58,110	AMR Corp. (a)	1,434,155
2,400	Union Pacific Corp.	285,936

		1,720,091

Total Common Stocks (Cost $165,118,150)		168,086,133

Shares	Security Description	Value ($)
Investment Companies (0.8%)
1,372,358	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	1,372,358

Total Investment Companies (Cost $1,372,358)		1,372,358

Total Investments (Cost $166,490,508) (c)—100.1%		169,458,491
Liabilities in excess of other assets—(0.1)%		(112,435)

Net Assets—100.0%		$169,346,056

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Cost for federal income tax purposes is $166,833,218. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$11,774,974
Unrealized depreciation	(9,149,701)

Net unrealized appreciation	$2,625,273

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (98.9%)
Consumer Discretionary (14.5%)
40,250	Big Lots, Inc. (a)	1,040,865
39,030	CBS Corp., Class B	1,238,032
34,460	Colgate-Palmolive Co.	2,274,360
22,810	Estee Lauder Cos., Inc. (The), Class A	1,026,906
65,340	IAC/InterActive Corp. (a)	1,877,872
32,410	J.C. Penney Co., Inc.	2,205,176
26,240	Kohl’s Corp. (a)	1,595,392
9,910	Manpower, Inc.	783,386
94,650	Mattel, Inc.	2,168,432
16,185	McDonald’s Corp.	774,776
19,400	McGraw-Hill Cos., Inc. (The)	1,173,700
51,760	Omnicom Group, Inc.	2,684,791
52,610	RadioShack Corp.	1,322,089
13,460	Sherwin-Williams Co. (The)	938,027
42,930	Walt Disney Co. (The)	1,416,690

		22,520,494

Consumer Staples (6.5%)
23,020	Altria Group, Inc.	1,530,139
63,250	ConAgra Foods, Inc.	1,603,387
16,021	Kraft Foods, Inc.	524,688
84,950	Kroger Co. (The)	2,205,302
14,300	Loews Corp. - Carolina Group	1,083,797
46,995	PepsiCo, Inc.	3,083,812

		10,031,125

Energy (13.0%)
39,520	ConocoPhillips	3,194,797
33,380	Constellation Energy Group	2,797,244
14,930	Devon Energy Corp.	1,113,927
20,180	ENSCO International, Inc.	1,232,393
51,840	Exxon Mobil Corp.	4,413,139
63,920	Halliburton Co.	2,302,398
48,180	Marathon Oil Corp.	2,659,536
46,660	NiSource, Inc.	889,806
24,110	Valero Energy Corp.	1,615,611

		20,218,851

Financials (18.5%)
23,910	Allstate Corp. (The)	1,270,817
81,020	Bank of America Corp.	3,841,968
16,340	Bear Stearns Cos., Inc. (The)	1,980,735
12,340	CIGNA Corp.	637,238
85,150	Citigroup, Inc.	3,965,435
104,275	JPMorgan Chase & Co.	4,589,143
50,550	Merrill Lynch & Co., Inc.	3,750,810
29,290	MGIC Investment Corp.	1,132,351
7,100	Morgan Stanley	453,477
14,860	PNC Financial Services Group, Inc.	990,419
14,790	Prudential Financial, Inc.	1,310,838
67,360	Travelers Cos., Inc. (The)	3,420,541
16,740	XL Capital Ltd., Class A	1,303,376

		28,647,148

Health Care (11.7%)
53,330	Aetna, Inc.	2,563,573
64,510	Baxter International, Inc.	3,393,226

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
33,630	Biogen Idec, Inc. (a)	1,901,440
42,026	Johnson & Johnson	2,542,573
57,510	McKesson Corp.	3,321,778
32,310	Merck & Co., Inc.	1,604,192
120,138	Pfizer, Inc.	2,824,444

		18,151,226

Industrials (9.7%)
12,170	Cummins, Inc.	1,444,579
55,850	Emerson Electric Co.	2,628,860
35,930	Honeywell International, Inc.	2,066,334
23,160	Lockheed Martin Corp.	2,280,797
25,460	Northrop Grumman Corp.	1,937,506
21,970	Terex Corp. (a)	1,894,913
9,990	Textron, Inc.	1,127,771
19,590	W.W. Grainger, Inc.	1,711,382

		15,092,142

Information Technology (14.2%)
20,750	Avnet, Inc. (a)	786,010
36,930	BMC Software, Inc. (a)	1,060,630
101,760	Cisco Systems, Inc. (a)	2,941,882
17,980	Computer Sciences Corp. (a)	1,001,126
14,190	Fiserv, Inc. (a)	701,270
99,220	Hewlett-Packard Co.	4,567,096
24,640	International Business Machines Corp.	2,726,416
146,290	Microsoft Corp.	4,240,947
62,520	Motorola, Inc.	1,062,215
81,670	Texas Instruments, Inc.	2,873,967

		21,961,559

Materials (3.1%)
34,610	Nucor Corp.	1,737,422
33,190	Pactiv Corp. (a)	1,049,136
26,690	PPG Industries, Inc.	2,035,646

		4,822,204

Real Estate Investment Trusts (0.8%)
13,260	Simon Property Group, Inc.	1,147,388

Telecommunications (3.8%)
151,346	AT&T, Inc.	5,926,709

Transportation (2.1%)
59,450	AMR Corp. (a)	1,467,226
14,370	Union Pacific Corp.	1,712,042

		3,179,268

Utilities (1.0%)
37,080	PG&E Corp.	1,587,395

Total Common Stocks (Cost $152,065,487)		153,285,509

Investment Companies (1.1%)
1,770,732	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	1,770,732

Total Investment Companies (Cost $1,770,732)		1,770,732

Total Investments (Cost $153,836,219) (c)—100.0%		155,056,241
Other assets in excess of liabilities—0.0%		4,481

Net Assets—100.0%		$155,060,722

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, continued

July 31, 2007

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Cost for federal income tax purposes is $154,009,124. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$11,023,279
Unrealized depreciation	(9,976,162)

Net unrealized appreciation	$1,047,117

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks (98.9%)
Consumer Discretionary (10.9%)
6,040	Avon Products, Inc.	217,500
61,590	CBS Corp., Class B	1,953,635
32,890	Colgate-Palmolive Co.	2,170,740
14,380	Estee Lauder Cos., Inc. (The), Class A	647,388
28,430	Family Dollar Stores, Inc.	842,097
12,250	Goodyear Tire & Rubber Co. (The) (a)	351,820
43,470	Hasbro, Inc.	1,218,029
15,250	IAC/InterActive Corp. (a)	438,285
1,980	ITT Educational Services, Inc. (a)	209,207
45,000	Mattel, Inc.	1,030,950
10,100	McGraw-Hill Cos., Inc. (The)	611,050
37,880	Omnicom Group, Inc.	1,964,836
28,890	RadioShack Corp.	726,006
24,450	Ross Stores, Inc.	707,338
18,350	Sherwin-Williams Co. (The)	1,278,811
22,280	TJX Companies, Inc. (The)	618,270
38,340	Walt Disney Co. (The)	1,265,220

		16,251,182

Consumer Staples (6.0%)
22,704	Altria Group, Inc.	1,509,135
98,570	ConAgra Foods, Inc.	2,498,750
52,360	International Paper Co.	1,940,985
18,021	Kraft Foods, Inc.	590,188
53,170	Kroger Co. (The)	1,380,293
3,030	Loews Corp. - Carolina Group	229,644
13,810	PepsiCo, Inc.	906,212

		9,055,207

Energy (16.6%)
8,790	Atmos Energy Corp.	246,735
22,790	Chevron Corp.	1,943,076
26,600	ConocoPhillips	2,150,344
25,390	Constellation Energy Group	2,127,682
9,810	Devon Energy Corp.	731,924
104,908	Exxon Mobil Corp.	8,930,818
10,770	Frontier Oil Corp.	417,122
9,800	Holly Corp.	660,422
49,600	Marathon Oil Corp.	2,737,920
75,320	Reliant Energy, Inc. (a)	1,934,218
4,460	Sempra Energy	235,131
2,220	Sunoco, Inc.	148,118
11,620	Tidewater, Inc.	795,040
26,860	Valero Energy Corp.	1,799,889

		24,858,439

Financials (31.3%)
24,690	ACE Ltd.	1,425,107
51,420	Allstate Corp. (The)	2,732,973
5,000	Ambac Financial Group, Inc.	335,750
15,440	American Financial Group, Inc.	433,710
1,730	AvalonBay Communities, Inc.	186,788
112,240	Bank of America Corp.	5,322,421
10,140	Boston Properties, Inc.	958,129
16,570	Chubb Corp. (The)	835,294
21,800	CIGNA Corp.	1,125,752

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
125,060	Citigroup, Inc.	5,824,044
13,290	Countrywide Financial Corp.	374,379
14,650	Discover Financial Services (a)	337,682
4,540	Everest Re Group Ltd.	446,055
6,240	Goldman Sachs Group, Inc. (The)	1,175,241
12,250	Hospitality Properties Trust	469,910
117,899	JPMorgan Chase & Co.	5,188,735
51,160	KeyCorp, Inc.	1,774,740
16,790	Loews Corp.	795,846
39,990	Merrill Lynch & Co., Inc.	2,967,258
19,500	MGIC Investment Corp.	753,870
29,300	Morgan Stanley	1,871,391
10,260	PartnerRe Ltd.	728,768
37,400	PMI Group, Inc. (The)	1,274,218
17,930	PNC Financial Services Group, Inc.	1,195,034
8,560	Radian Group, Inc.	288,558
35,970	SAFECO, Inc.	2,103,166
10,100	State Street Corp.	677,003
15,570	SunTrust Banks, Inc.	1,219,131
57,300	Travelers Cos., Inc. (The)	2,909,694
36,340	U.S. Bancorp	1,088,383

		46,819,030

Health Care (6.0%)
21,530	AmerisourceBergen Corp.	1,014,278
29,870	Baxter International, Inc.	1,571,162
9,040	Forest Laboratories, Inc. (a)	363,408
2,970	Genentech, Inc. (a)	220,909
14,690	Johnson & Johnson	888,745
36,450	McKesson Corp.	2,105,352
7,650	Medco Health Solutions, Inc. (a)	621,716
94,300	Pfizer, Inc.	2,216,993

		9,002,563

Industrials (9.9%)
10,440	Corrections Corp. of America (a)	301,194
10,520	Cummins, Inc.	1,248,724
28,360	Emerson Electric Co.	1,334,905
2,960	Fluor Corp.	341,910
98,760	General Electric Co.	3,827,938
18,070	Honeywell International, Inc.	1,039,206
4,710	Jacobs Engineering Group, Inc. (a)	290,277
24,190	Lockheed Martin Corp.	2,382,231
18,970	SPX Corp.	1,780,714
17,920	Terex Corp. (a)	1,545,600
6,250	Textron, Inc.	705,562

		14,798,261

Information Technology (3.2%)
17,050	Accenture Ltd., Class A	718,317
12,860	Avnet, Inc. (a)	487,137
15,040	BMC Software, Inc. (a)	431,949
50,003	Hewlett-Packard Co.	2,301,638
17,190	McAfee, Inc. (a)	616,433
13,940	Vishay Intertechnology, Inc. (a)	216,209

		4,771,683

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares	Security Description	Value ($)
Common Stocks, continued
Materials (3.0%)
66,510	Celanese Corp., Series A	2,494,125
5,350	Lubrizol Corp. (The)	335,231
18,880	Nucor Corp.	947,776
7,000	United States Steel Corp.	688,030

		4,465,162

Real Estate Investment Trusts (0.8%)
7,950	AMB Property Corp.	423,576
15,770	Brandywine Realty Trust	380,372
23,040	HRPT Properties Trust	215,424
1,700	SL Green Realty Corp.	206,414

		1,225,786

Telecommunications (6.8%)
179,411	AT&T, Inc.	7,025,735
21,960	CenturyTel, Inc.	1,007,305
7,700	CommScope, Inc. (a)	419,111
4,490	Harris Corp.	246,411
116,370	Qwest Communications International, Inc. (a)	992,636
11,820	Verizon Communications, Inc.	503,769

		10,194,967

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (1.3%)
17,650	Con-Way, Inc.	871,733
17,690	Continental Airlines, Inc., Class B (a)	557,412
6,910	Overseas Shipholding Group, Inc.	536,147

		1,965,292

Utilities (3.1%)
47,890	Edison International	2,532,902
49,560	Northeast Utilities	1,354,970
15,790	ONEOK, Inc.	801,343

		4,689,215

Total Common Stocks (Cost $144,458,553)		148,096,787

Investment Companies (1.1%)
1,565,074	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	1,565,074

Total Investment Companies (Cost $1,565,074)		1,565,074

Total Investments (Cost $146,023,627) (c)—100.0%		149,661,861
Other assets in excess of liabilities—0.0%		39,471

Net Assets—100.0%		$149,701,332

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Cost for federal income tax purposes is $146,136,831. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$12,668,051
Unrealized depreciation	(9,143,021)

Net unrealized appreciation	$3,525,030

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2007

Shares or Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (29.0%)
Consumer Discretionary (4.5%)
1,388,000	Colgate-Palmolive Co., Series B, 7.60%, 5/19/25, MTN	1,679,799
2,990,000	Comcast Corp., 5.85%, 11/15/15	2,920,970
4,600,000	Harvard President & Fellows of Harvard, 6.30%, 10/1/37, Callable 4/1/16 @ 100	4,807,359
1,900,000	Lowe’s Companies, Inc., 5.40%, 10/15/16	1,817,899
2,500,000	Wal-Mart Stores, Inc., 8.85%, 1/2/15	2,790,475

		14,016,502

Consumer Staples (2.6%)
625,000	Bestfoods, Series F, 6.63%, 4/15/28, MTN	651,118
300,000	Kellogg Co., 2.88%, 6/1/08	293,546
1,500,000	Kimberly-Clark, 6.13%, 8/1/17	1,513,367
2,200,000	Procter & Gamble Co. (The), 8.50%, 8/10/09	2,343,308
340,000	Science Applications International Corp., 7.13%, 7/1/32	362,806
3,360,000	Science Applications International Corp., 5.50%, 7/1/33	2,970,643

		8,134,788

Energy (3.7%)
1,800,000	Apache Finance Canada, 7.75%, 12/15/29	2,083,140
1,030,000	Atlantic Richfield Co., 8.50%, 4/1/12	1,168,751
2,125,000	Duke Capital LLC, 8.00%, 10/1/19	2,354,139
1,905,000	Halliburton Co., 8.75%, 2/15/21	2,362,507
3,625,000	Smith International, Inc., 6.00%, 6/15/16	3,675,659

		11,644,196

Financials (7.1%)
Banking (3.6%)
920,444	Fifth Third Bancorp, Series BKNT, 2.87%, 8/10/09	899,046
3,700,000	Merrill Lynch & Co., Series C, 5.59% (a), 6/5/12, MTN	3,629,182
1,600,000	Merrill Lynch & Co., 5.70%, 5/2/17	1,512,590
1,300,000	US Bank NA, 6.30%, 2/4/14	1,346,293
2,110,000	US Bank NA, Series BKNT, 4.95%, 10/30/14	2,009,775
1,825,000	Washington Mutual Bank, 5.78% (a), 5/20/13	1,827,911

		11,224,797

Financial Services (3.5%)
1,000,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/09 @ 100	1,004,155

Shares or Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Financials, continued
Financial Services, continued
500,000	Genworth Financial, Inc., 5.75%, 6/15/14	498,771
1,000,000	International Lease Finance Corp., Series MTNP, 5.76% (a), 1/15/10, MTN	1,008,160
3,450,000	International Lease Finance Corp., 5.71% (a), 7/13/12	3,470,258
2,855,449	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	2,791,090
2,450,000	Toyota Motor Credit Corp., Series B, 5.42%, 3/22/17, Callable 9/22/07 @ 100, MTN	2,405,378

		11,177,812

		22,402,609

Industrials (0.7%)
2,400,000	Dominion Resources, Inc., 5.25%, 8/1/33	2,324,090

Information Technology (1.2%)
2,925,000	Dell, Inc., 7.10%, 4/15/28	3,052,910
625,000	Pitney Bowes, Inc., 5.25%, 1/15/37, MTN	595,315

		3,648,225

Materials (0.7%)
2,150,000	Placer Dome, Inc., 6.45%, 10/15/35	2,146,689

Pharmaceuticals (1.9%)
950,000	Abbott Laboratories, 5.60%, 5/15/11	958,148
4,200,000	Eli Lilly & Co., 5.50%, 3/15/27	3,910,796
872,000	Pharmacia Corp., 6.75%, 12/15/27	969,613

		5,838,557

Supranational Agency (2.3%)
1,860,000	African Development Bank, 6.88%, 10/15/15	2,014,151
4,779,000	Inter-American Development Bank, 8.50%, 3/15/11	5,279,524

		7,293,675

Telecommunications (2.0%)
4,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31	4,782,705
1,550,000	Harris Corp., 5.00%, 10/1/15	1,453,379

		6,236,084

Transportation (1.6%)
811,977	Burlington Northern & Santa Fe Railway Co. (The), 5.14%, 1/15/21	787,845

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares or Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Transportation, continued
4,087,716	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	4,408,653

		5,196,498

Utilities (0.7%)
2,295,000	Alabama Power Co., Series 1, 5.65%, 3/15/35, Callable 3/15/15 @ 100	2,086,564

Total Corporate Bonds (Cost $91,502,556)		90,968,477

U.S. Government Agency Mortgage-Backed Obligations (37.8%)
Federal Home Loan Mortgage Corp. (10.6%)
2,886,916	5.50%, 4/1/21	2,854,727
2,278,542	4.50%, 8/1/33	2,083,354
2,829,525	5.00%, 5/1/34	2,667,731
4,935,948	5.50%, 3/1/35	4,782,228
1,827,423	6.00%, 4/1/36	1,814,194
6,381,568	5.84%, 12/1/36	6,345,669
6,587,377	6.00%, 12/1/36	6,539,690
3,395,019	5.50%, 1/1/37	3,261,196
2,849,660	6.50%, 5/1/37	2,882,543

		33,231,332

Federal National Mortgage Assoc. (26.4%)
2,125,142	4.50%, 6/1/14	2,082,226
3,286,868	4.50%, 3/1/19	3,142,555
823,881	4.50%, 10/1/33	753,113
2,841,819	5.00%, 1/1/34	2,681,187
774,763	5.00%, 3/1/34	730,970
3,952,603	5.08%(a), 9/1/34	3,857,780
3,754,191	5.10%(a), 10/1/34	3,721,714
2,977,284	5.50%, 2/1/35	2,886,385
6,958,951	5.50%, 2/1/35	6,746,489
2,600,433	5.00%, 4/1/35	2,446,792
2,698,353	6.00%, 4/1/35	2,683,615
4,494,334	5.00%, 7/1/35	4,228,795
8,188,000	5.50%, 7/25/35	8,009,247
1,460,734	5.00%, 8/1/35	1,374,420
3,467,439	5.00%, 8/1/35	3,262,550
4,101,050	5.50%, 10/1/35	3,971,578
4,721,875	5.50%, 10/1/35	4,572,803
2,650,314	6.00%, 12/1/35	2,631,347
3,890,061	6.00%, 1/1/36	3,862,223
2,345,739	6.00%, 3/1/36	2,326,155
1,815,756	6.50%, 6/1/36	1,834,581
3,001,719	6.50%, 6/1/36	3,032,840
2,446,910	6.00%, 10/1/36	2,426,482
3,241,813	5.50%, 12/1/36	3,113,016
6,571,698	5.60%(a), 1/1/37	6,494,272

		82,873,135

Government National Mortgage Assoc. (0.8%)
2,492,478	5.50%, 11/15/35	2,431,803

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $118,933,127)		118,536,270

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies (13.2%)
Federal Home Loan Bank (4.7%)
2,000,000	5.02%, 11/7/08	1,999,286
1,000,000	5.50%, 4/17/09, Callable 9/17/07 @ 100	1,000,110
5,000,000	5.75%, 8/7/09, Callable 8/7/07 @ 100	5,000,310
1,000,000	5.25%, 11/13/09, Callable 11/14/07 @ 100	999,851
3,000,000	7.63%, 5/14/10	3,205,503
400,000	5.00%(a), 5/26/10	400,408
2,000,000	4.00%, 12/30/10, Callable 9/30/07 @ 100	2,001,130
535,000	4.87%, 9/7/12, Callable 8/21/07 @ 100	524,868

		15,131,466

Federal Home Loan Mortgage Corp. (2.5%)
3,025,000	5.40%, 6/15/10, Callable 6/15/09 @ 100	3,040,455
1,500,000	6.00%, 11/20/15, Callable 11/20/07 @ 100	1,495,350
3,000,000	6.25%, 4/7/21, Callable 4/7/08 @ 100	2,978,910

		7,514,715

Federal National Mortgage Assoc. (5.6%)
1,100,000	5.25%, 12/28/09, Callable 12/28/07 @ 100	1,099,351
1,350,000	5.50%, 7/9/10, Callable 1/9/09 @ 100	1,351,053
1,000,000	6.88%, 9/10/12, Callable 9/10/07 @ 100, MTN	1,001,438
14,150,000	5.25%, 9/15/16	14,059,242

		17,511,084

Small Business Administration Corp. (0.4%)
1,293,194	(0.4%) 6.34%, 8/1/11	1,312,830

Total U.S. Government Agencies (Cost $41,555,557)		41,470,095

U.S. Treasury Obligations (17.7%)
U.S. Treasury Bonds (1.2%)
2,850,000	7.88%, 2/15/21	3,655,573

U.S. Treasury Notes (16.5%)
8,000,000	5.50%, 5/15/09	8,125,632
16,500,000	6.50%, 2/15/10	17,261,838
13,000,000	4.75%, 3/31/11	13,085,319
5,000,000	4.75%, 5/15/14	5,016,410
8,145,000	5.13%, 5/15/16	8,340,993

		51,830,192

Total U.S. Treasury Obligations (Cost $54,881,357)		55,485,765

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares or Principal Amount ($)	Security Description	Value ($)
Investment Companies (1.5%)
4,800,720	Victory Institutional Money Market Fund, Investor Shares, 5.02% (b)	4,800,720

Total Investment Companies (Cost $4,800,720)		4,800,720

Total Investments (Cost $311,673,317) (c)—99.2%		311,261,327
Other assets in excess of liabilities—0.8%		2,567,906

Net Assets—100.0%		$313,829,233

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2007.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$2,383,555
Unrealized depreciation	(2,795,545)

Net unrealized depreciation	$(411,990)

MTN—Medium Term Note

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (100.0%)
Arizona (3.5%)
7,255,000	Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, 0.00%(a), 7/1/31, 5.50% effective 7/1/13, FGIC	6,151,152
2,150,000	Phoenix Civic Improvement Corp., Wastewater Revenue, 5.25%, 7/1/16, Callable 9/17/07 @ 100, MBIA	2,152,623
1,605,000	Scottsdale GO, 5.38%, 7/1/16, Callable 7/1/11 @ 101	1,703,242

		10,007,017

Arkansas (0.7%)
1,985,000	Arkansas State Development Finance Authority, AMT, 4.80%, 7/1/26, Callable 1/1/16 @ 100,	1,955,820

California (0.4%)
1,275,000	California State Variable Purpose GO, 5.00%, 8/1/33, Callable 8/1/15 @ 100	1,305,103

Connecticut (0.7%)
2,000,000	Connecticut State Health & Educational Facility Authority Revenue, University of Hartford, Series G, 5.25%, 7/1/26, Callable 7/1/16 @ 100	2,107,540

Florida (4.3%)
3,500,000	Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.75%, 7/1/17, Prerefunded 7/1/10 @ 101	3,720,640
2,000,000	Hillsborough County Aviation Authority Revenue, AMT, 5.25%, 10/1/18, Callable 10/1/13 @ 100, MBIA,	2,092,940
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,138,600
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17, ETM	4,363,577

		12,315,757

Georgia (3.6%)
2,330,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	2,492,587
6,420,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Unrefunded Portion, MBIA	7,366,437

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Georgia, continued
390,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Escrow to Maturity, MBIA	471,198

		10,330,222

Hawaii (59.6%)
3,000,000	Hawaii Airport System Revenue, AMT, 5.63%, 7/1/18, Callable 7/1/11 @ 100, FGIC,	3,153,690
15,375,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA,	16,608,690
2,000,000	Hawaii County GO, Series A, 5.50%, 5/1/08, FGIC	2,025,620
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	657,109
1,065,000	Hawaii County GO, Series A, 5.50%, 7/15/14, Prerefunded 7/15/11 @ 100, FGIC	1,130,806
1,340,000	Hawaii County GO, Series A, 5.50%, 7/15/15, Prerefunded 7/15/11 @ 100, FGIC	1,422,799
2,000,000	Hawaii County GO, Series A, 5.50%, 5/15/16, Prerefunded 5/15/09 @ 101, FSA	2,079,140
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @100, AMBAC	3,144,360
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, AMT, 4.95%, 4/1/12, MBIA,	3,139,440
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,091,000
5,200,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	5,535,920
5,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series B, AMT, 4.60%, 5/1/26, Callable 3/1/17 @ 100, FGIC,	4,852,900

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
2,500,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series B, 5.25%, 7/1/23, Prerefunded 7/1/08 @ 102, MBIA	2,583,125
1,500,000	Hawaii Harbor System Revenue, Series B, AMT, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC,	1,578,195
2,340,000	Hawaii Housing Finance & Development Corp., University of Hawaii Faculty Housing Project Revenue, 5.70%, 10/1/25, Callable 10/1/07 @ 100, AMBAC	2,347,043
1,500,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,521,345
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,398,154
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,198,440
1,520,000	Hawaii State GO, Series CP, 5.00%, 10/1/13, Callable 10/1/07 @ 101, FGIC	1,537,769
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,396,530
3,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	3,431,640
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	557,205
3,075,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Prerefunded 10/1/07 @ 101, FGIC	3,111,900
1,235,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Callable 10/1/07 @ 101, FGIC	1,249,375
1,080,000	Hawaii State GO, Series DD, 5.00%, 5/1/16, Callable 5/1/14 @ 100, MBIA	1,140,610
2,000,000	Hawaii State GO, Series CT, 5.88%, 9/1/16, Prerefunded 9/1/09 @ 101, FSA	2,103,460
860,000	Hawaii State GO, Series CP, 5.00%, 10/1/16, Callable 10/1/07 @ 101, FGIC	869,959
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, Callable 5/1/14 @ 100, MBIA	1,053,100
2,000,000	Hawaii State GO, Series CT, 5.88%, 9/1/17, Prerefunded 9/1/09 @ 101, FSA	2,103,460
1,460,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Prerefunded 10/1/07 @ 101, FGIC	1,477,520
590,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Callable 10/1/07 @ 101, FGIC	596,809

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
2,680,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Prerefunded 5/1/14 @ 100, MBIA	2,848,304
1,560,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Callable 5/1/14 @ 100, MBIA	1,637,220
1,000,000	Hawaii State Highway Revenue, 5.25%, 7/1/14, Prerefunded 7/1/08 @ 101, FGIC	1,023,580
2,325,000	Hawaii State Highway Revenue, 5.38%, 7/1/15, Prerefunded 7/1/11 @ 100, FSA	2,456,851
1,350,000	Hawaii State Highway Revenue, 5.38%, 7/1/17, Prerefunded 7/1/10 @ 100, FSA	1,409,157
2,530,000	Hawaii State Highway Revenue, 5.38%, 7/1/18, Prerefunded 7/1/10 @ 100, FSA	2,640,865
2,970,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/18, Callable 7/1/14 @ 100, FGIC	3,067,000
10,865,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/31, Callable 7/1/16 @ 100, MBIA	10,935,188
1,000,000	Honolulu City & County GO, Series B, 5.13%, 7/1/10, Prerefunded 7/1/09 @ 101, FGIC	1,034,790
2,125,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, ETM, FGIC	2,273,155
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	935,428
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, ETM, FGIC	5,138,168
2,320,000	Honolulu City & County GO, 6.00%, 12/1/11, ETM, FGIC	2,521,770
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,014,778
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	681,235
3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	3,656,453
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, ETM, FGIC	929,594
1,670,000	Honolulu City & County GO, Series A, 5.63%, 9/1/13, Prerefunded 9/1/08 @ 100, FGIC	1,703,968
2,500,000	Honolulu City & County GO, Series C, 5.13%, 7/1/16, Callable 7/1/09 @ 101, FGIC	2,579,950

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
2,595,000	Honolulu City & County GO, Series B, 5.13%, 7/1/18, Prerefunded 7/1/09 @ 101, FGIC	2,685,280
3,500,000	Honolulu City & County GO, Series A, 5.38%, 9/1/18, Prerefunded 9/1/11 @ 100, FSA	3,703,595
6,250,000	Honolulu City & County GO, Series A, 5.00%, 7/1/19, Callable 7/1/15 @ 100, MBIA	6,583,375
6,450,000	Honolulu City & County GO, Series D, 5.00%, 7/1/20, Callable 7/1/15 @ 100, MBIA	6,780,756
10,000,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/32, Callable 7/1/16 @ 100, MBIA	10,385,700
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 7/1/09 @ 101, FGIC	2,051,620
2,155,000	Honolulu Hawaii City & County Multifamily Revenue, AMT, 6.30%, 11/20/20, Callable 5/20/10 @ 102, FHA,	2,280,895
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,394,605
1,000,000	Maui County GO, 6.00%, 12/15/08, ETM, FGIC	1,029,520
1,160,000	Maui County GO, Series A, 5.13%, 3/1/15, Prerefunded 3/1/08 @ 101, FGIC	1,180,822
2,040,000	Maui County GO, Series A, 5.38%, 3/1/17, Prerefunded 3/1/08 @ 101, FGIC	2,079,494
1,125,000	Maui County GO, Series C, 5.25%, 3/1/18, Callable 3/1/11 @ 100, FGIC	1,173,319
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,073,700
1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Prerefunded 7/15/12 @ 100, FGIC	1,293,808
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Prerefunded 7/15/12 @ 100, FGIC	1,073,700

		172,354,756

Illinois (1.7%)
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,169,340

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Illinois, continued
5,505,000	Kane & De Kalb Counties Illinois Community Unit School District GO, 4.87%(b), 2/1/23, FGIC	2,712,754

		4,882,094

Indiana (0.4%)
1,000,000	Tri-Creek High School Building Corp. Revenue, 5.00%, 7/15/15, Prerefunded 7/15/13 @ 100, FSA	1,058,430
Kentucky (0.5%)
1,250,000	Kentucky State Property & Buildings Commission Revenue, 2nd Series, AMT, 5.50%, 11/1/16, Callable 11/1/12 @ 100, FSA,	1,342,113

Massachusetts (0.4%)
1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	1,057,820

Michigan (2.0%)
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Prerefunded 10/1/10 @ 101	3,177,030
2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC	2,480,411

		5,657,441

Minnesota (1.0%)
3,000,000	St Paul Minnesota Housing & Redevelopment Authority, Health Care Facilities Revenue, HealthPartners Obligation Group PJ, 5.25%, 5/15/36, Callable 11/15/16 @ 100	3,015,090
Missouri (0.7%)
2,000,000	University of Missouri Revenue, Series B, 5.38%, 11/1/16, Callable 11/1/11 @ 100	2,113,440

New York (4.4%)
2,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series A, 5.80%, 4/1/18, Callable 4/1/10 @ 101, FSA	2,123,540
5,165,000	New York, New York GO, Series J, 5.00%, 6/1/21, Callable 6/1/16 @ 100	5,408,633
5,000,000	New York, New York GO, Series J, 5.00%, 6/1/24, Callable 6/1/16 @ 100	5,213,500

		12,745,673

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Ohio (1.8%)
3,165,000	Columbus Municipal Airport Authority Revenue, Port Columbus Improvement, Series B, 5.00%, 1/1/16, Callable 1/1/08 @ 101, AMBAC	3,212,886
795,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Prerefunded 12/1/10 @ 100	831,435
205,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Callable 12/1/10 @ 100, AMBAC	213,352
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, Callable 10/1/11 @ 100, FSA	1,062,830

		5,320,503

Oregon (2.9%)
3,100,000	Clackamas Community College District GO, 5.25%, 6/15/16, Prerefunded 6/15/11 @ 100, FGIC	3,256,674
5,000,000	Portland Sewer System Revenue, Series A, 5.75%, 8/1/18, Prerefunded 8/1/10 @ 100, FGIC	5,273,500

		8,530,174

Puerto Rico (1.3%)
2,010,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series A, 4.66%(b), 7/1/30, FGIC	688,706
3,000,000	Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/1/26, Callable 7/1/17 @ 100	3,116,340

		3,805,046

Tennessee (0.6%)
1,600,000	Shelby County GO, Series B, 5.25%, 8/1/17, Callable 8/1/07 @ 101	1,617,776

Texas (4.0%)
2,395,000	Barbers Hill Independent School District GO, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD	2,486,249

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Texas, continued
5,275,000	Galena Park Texas Independent School District, 4.95%(b), 8/15/27, PSF-GTD	2,051,553
2,345,000	Grapevine GO, Series A, 5.00%, 8/15/24, Callable 2/15/15 @ 100, MBIA	2,434,345
2,130,000	Harris County Texas, General Obligation, 4.67%(b), 8/15/23, MBIA	1,024,104
2,000,000	Houston Independent School District GO, Series A, 5.00%, 2/15/24, Callable 2/15/15 @ 100	2,076,200
1,365,000	New Braunfels GO, 5.00%, 10/1/16, Callable 10/1/14 @ 100, AMBAC	1,440,498

		11,512,949
Washington (5.2%)
3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, Callable 6/1/11 @ 100, FGIC	3,594,505
2,000,000	Port Seattle Washington Revenue, 5.00%, 2/1/25, Callable 2/1/16 @ 100, XLCA	2,085,720
1,125,000	Skagit County Public Hospital District GO, Series B, 5.38%, 12/1/17, Callable 12/1/14 @ 100, MBIA	1,210,511
1,000,000	Snohomish County GO, 5.70%, 12/1/14, Prerefunded 12/1/09 @ 100, MBIA	1,042,790
2,880,000	Snohomish County Limited Tax GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, MBIA	3,028,608
4,000,000	Washington State GO, Series A, 5.63%, 7/1/19, Prerefunded 7/1/10 @ 100	4,197,000

		15,159,134

Wisconsin (0.3%)
1,000,000	Wisconsin State GO, AMT, 5.00%, 5/1/24, Callable 5/1/16 @ 100, MBIA,	1,024,840

Total Investments (Cost $277,937,552) (c)—100.0%		289,218,738
Other assets in excess of liabilities — 0.0%		78,710

Net Assets—100.0%		$289,297,448

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2007

(a)	Rate periodically changes. Rate disclosed is rate effective on July 31, 2007.
(b)	Rate represents the effective yield at purchase.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/ depreciation is as follows:

Unrealized appreciation	$11,654,823
Unrealized depreciation	(373,637)

Net unrealized appreciation	$11,281,186

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FHA—Insured by Federal Housing Administration

FSA—Insured by Federal Security Assurance

FSA-CR—Insured by Federal Security Assurance Custodial Receipts

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

PSF-GTD—Insured by Public School Funding Guarantee

XLCA—Insured by XL Capital Assurance

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (21.5%)
Consumer Discretionary (8.0%)
1,250,000	Comcast Corp., 5.45%, 11/15/10	1,246,291
2,000,000	Daimler Chrysler NA Holding Corp., 5.88%, 3/15/11	2,010,032
690,000	Lowe’s Companies, Inc., 5.40%, 10/15/16	660,185
1,250,000	Newell Rubbermaid, Inc., 4.00%, 5/1/10	1,212,011

		5,128,519

Consumer Staples (0.7%)
225,000	Kroger Co., 5.50%, 2/1/13	221,134
250,000	PepsiCo, Inc., 5.15%, 5/15/12	250,245

		471,379

Financials (9.5%)
1,000,000	Countrywide Financial Corp., 4.50%, 6/15/10	954,898
525,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/09 @ 100	527,181
255,000	Genworth Financial, Inc., 5.23%, 5/16/09	254,857
1,000,000	HSBC Finance Corp., 5.50%, 1/19/16	952,537
1,000,000	MetLife, Inc., 5.00%, 6/15/15	950,347
1,500,000	Morgan Stanley, 5.63%, 1/9/12	1,492,019
1,000,000	Toyota Motor Credit Corp., 5.50%, 9/22/11, Callable 9/22/08 @ 100	1,000,609

		6,132,448

Health Care (1.3%)
875,000	Eli Lilly & Co., 5.20%, 3/15/17	841,955

Industrials (0.5%)
125,000	ConocoPhillips Canada, 5.30%, 4/15/12	124,400
160,000	Dominion Resource, Inc., 4.75%, 12/15/10	156,727

		281,127

Real Estate Investment Trust (1.5%)
1,000,000	Simon Property Group LP, 4.88%, 3/18/10	986,284

Total Corporate Bonds (Cost $13,991,325)		13,841,712

U.S. Government Agency Mortgage-Backed Obligations (20.6%)
Federal Home Loan Mortgage Corp. (10.7%)
$622,318	5.00%, 1/1/19	606,400
1,235,929	4.50%, 4/1/19	1,183,477
1,056,349	4.50%, 12/1/19	1,009,965
947,693	6.00%, 6/1/21	953,568
1,480,464	5.16%(a), 11/1/35	1,444,844
1,604,886	6.50%, 9/1/36	1,623,502

		6,821,756

Federal National Mortgage Assoc. (9.9%)
587,787	5.00%, 5/1/19	571,876
1,741,175	6.50%, 6/1/36	1,759,231
4,093,059	5.47%, 4/1/37	4,060,560

		6,391,667

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $13,235,692)		13,213,423

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies (52.7%)
Federal Farm Credit Bank (5.4%)
79,000	5.30% (b), 8/1/07	78,989
200,000	6.52%, 9/24/07, MTN	200,313
130,000	3.61%, 4/15/08 (c)	128,584
610,000	3.50%, 7/28/08, Callable 8/21/07 @ 100	600,991
200,000	3.38%, 3/16/09, Callable 8/21/07 @ 100	195,250
415,000	4.25%, 2/22/10, Callable 8/21/07 @ 100	407,493
1,000,000	4.70%, 8/11/10	987,754
400,000	5.45%, 11/2/10	399,276
500,000	5.50%, 1/3/11	499,305

		3,497,955

Federal Home Loan Bank (40.8%)
255,000	6.50%, 8/15/07	255,117
254,167	3.75%, 2/6/08 (d)	252,207
1,000,000	5.30%, 2/15/08	999,972
250,000	3.50%, 4/15/08, Callable 8/20/07 @ 100	247,090
1,000,000	6.19%, 5/6/08	1,007,431
275,000	5.05%, 5/28/08, Callable 8/28/07 @ 100	274,670
2,650,000	5.13%, 8/8/08	2,652,237
100,000	4.00%, 2/20/09, Callable 8/20/07 @ 100	98,636
275,000	5.25%, 2/27/09, Callable 8/27/07 @ 100	274,893
5,000,000	5.50%, 5/1/09, Callable 8/20/07 @ 100	4,999,850
100,000	4.00%, 10/30/09, Callable 10/30/07 @ 100	97,990
1,000,000	5.00%, 11/3/09	1,001,598
500,000	4.38%, 2/2/10, Callable 8/20/07 @ 100	492,459
4,875,000	5.00%, 3/12/10	4,881,196
200,000	4.20%, 5/7/10 (d)	195,860
4,000,000	4.88%, 5/14/10	3,991,200
200,000	4.00%, 7/30/10, Callable 1/30/08 @ 100	194,519
160,000	4.22%, 7/30/10 (d)	156,458
200,000	4.06%, 8/6/10, Callable 11/6/07 @ 100	194,781
1,750,000	4.13%(b), 8/13/10	1,708,532
700,000	5.25%, 6/10/11	705,161

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
1,500,000	5.63%, 3/5/12	1,497,105

		26,178,962

Federal Home Loan Mortgage Corp. (6.5%)
2,650,000	5.13%, 10/15/08	2,657,741
1,000,000	5.25%, 1/18/11, Callable 1/18/08 @ 100	998,572
550,000	4.75%, 3/5/12	542,376

		4,198,689

Total U.S. Government Agencies (Cost $33,872,918)		33,875,606

Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations (4.0%)
U.S. Treasury Notes (4.0%)
20,000	2.75%, 8/15/07	19,986
14,000	3.00%, 2/15/08	13,859
65,000	2.63%, 5/15/08	63,888
75,000	3.25%, 8/15/08	73,869
67,000	3.13%, 10/15/08	65,770
175,000	3.00%, 2/15/09	170,776
300,000	3.88%, 5/15/10	294,867
393,000	3.63%, 6/15/10	383,574
1,475,000	4.88%, 6/30/12	1,492,517

Total U.S. Treasury Obligations (Cost $2,577,666)		2,579,106

Total Investments (Cost $63,677,601) (e)—98.8%		63,509,847
Other assets in excess of liabilities—1.2%		793,239

Net Assets—100.0%		$64,303,086

(a)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(b)	Rate represents the effective yield at purchase.
(c)	Security continuously callable with seven days notice.
(d)	Security continuously callable with five days notice.
(e)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$127,545
Unrealized depreciation	(295,299)

Net unrealized depreciation	$(167,754)

MTN—Medium Term Note

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (98.2%)
American Samoa (2.2%)
1,150,000	Territory of American Samoa, 6.00%, 9/1/07, ACA	1,151,810

Arizona (0.9%)
500,000	Vistancia Community Facilities District GO, 4.00%, 7/15/13	491,040

Florida (1.5%)
780,000	Highlands County Florida Health Facilities, 5.00%, 11/15/11	802,644

Guam (4.2%)
860,000	Guam Economic Development Authority, Capital Appreciation, Convertible CAB, Series A, 0.00%(a), 5/15/09, 5.00% effective 11/15/07	854,238
1,350,000	Guam Economic Development Authority, Capital Appreciation, Convertible CAB, Series B, 0.00%(a), 5/15/15, 5.40% effective 11/15/07	1,373,760

		2,227,998

Hawaii (58.3%)
2,000,000	City & County of Honolulu, Hawaii Waste Water, 5.25%, 7/1/18, Callable 7/1/09 @ 101, FGIC	2,067,020
610,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA,	658,946
1,000,000	Hawaii County GO, Series A, 5.38%, 5/15/13, Prerefunded 5/15/09 @ 101, FSA	1,037,430
705,000	Hawaii County GO, Series B, 5.00%, 7/15/09	720,475
1,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series B, AMT, 5.75%, 12/1/18, Callable 12/01/09 @ 101, AMBAC,	1,044,400
1,000,000	Hawaii State Airports System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM	1,078,760
1,000,000	Hawaii State GO, Series BW, 6.40% 3/109, ETM, FSA-CR	1,040,510
1,000,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,014,230
1,150,000	Hawaii State GO, Series CP, 5.50%, 10/1/07, FGIC	1,153,059
665,000	Hawaii State GO, Series CP, 5.00%, 10/1/12, Callable 10/1/07 @ 101, FGIC	672,807
1,000,000	Hawaii State GO, Series CR, 5.25%, 4/1/13, Prerefunded 4/1/08 @ 101, MBIA	1,019,870

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
1,000,000	Hawaii State GO, Series CT, 5.25%, 9/1/07, FSA	1,001,107
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,058,120
1,250,000	Hawaii State GO, Series CV, 5.50%, 8/1/08, FGIC	1,271,400
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,062,070
3,700,000	Hawaii State Go, Series DG, 5.00%, 7/1/09, AMBAC	3,783,731
2,105,000	Hawaii State Harbor System Revenue, Series A, AMT, 4.50%, 1/1/08,	2,110,578
1,000,000	Hawaii State Harbor System Revenue, Series A, 4.50%, 7/1/08, AMBAC	1,006,800
750,000	Hawaii State Highway Revenue, 4.85%, 7/1/09, FSA	764,918
1,055,000	Hawaii State Housing & Community Development Revenue, Series A, 3.70%, 7/1/13, FSA	1,029,142
800,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, ETM	851,928
1,150,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/09, FGIC	1,176,024
1,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/15, Callable 7/1/09 @ 101, FGIC	1,034,630
1,000,000	Honolulu Hawaii City & County Multifamily Revenue, AMT, 6.30%, 11/20/20, Callable 5/20/10 @ 102, FHA,	1,058,420
1,000,000	State of Hawaii GO, Series DG, 5.00%, 7/1/12, AMBAC	1,050,980
1,090,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,170,333

		30,937,688

Illinois (2.0%)
1,000,000	Illinois State GO, 5.25%, 8/1/10, MBIA	1,040,960

Michigan (4.4%)
1,500,000	Michigan State Building Authority Revenue, Series II, 5.00%, 10/15/12, Prerefunded 10/15/07 @ 101	1,518,600
750,000	Michigan State Hospital Finance Authority Revenue, 5.50%, 11/1/12	791,445

		2,310,045

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2007

Shares or Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Minnesota (4.9%)
2,500,000	Minnesota State GO, 5.00%, 8/1/16, Callable 8/1/12 @ 100	2,616,775

New Jersey (1.9%)
1,000,000	New Jersey State Certificate of Participation, 5.00%, 6/15/09	1,021,560

New York (5.8%)
1,000,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Series A, 4.45%, 7/1/17, Mandatory Put 7/1/09 @ 100	998,510
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,061,350
1,000,000	New York, New York GO, Series C, 4.25%, 1/1/12	1,013,220

		3,073,080

Oklahoma (2.6%)
1,345,000	Tulsa Oklahoma Individual Authority Educational Facilities Revenue, Series B, 5.00%, 12/1/14, Callable 12/1/08 @ 101	1,373,635

Pennsylvania (2.1%)
1,030,000	Philadelphia Water & Wastewater Revenue, Series B, 5.50%, 11/1/11, FGIC	1,097,980

Shares or Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Puerto Rico (5.5%)
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, 6.25%, 7/1/13, MBIA	1,350,912
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, 5.75%, 7/1/41, Prerefunded 7/1/12 @ 100	543,290
1,000,000	University Puerto Rico University Revenue, Series P, 5.00%, 6/1/12	1,039,450

		2,933,652

Utah (1.9%)
1,000,000	Utah State Board of Regents Student Loan Revenue, Series N, AMT, 5.90%, 11/1/07, AMBAC	1,005,220

Total Municipal Bonds (Cost $52,031,612)		52,084,087

Investment Companies (0.8%)
427,180	Dreyfus Tax Exempt Cash Management Fund, Institutional Class, 3.43% (b)	427,180

Total Investment Companies (Cost $427,180)		427,180

Total Investments (Cost $52,458,792) (c)—99.0%		52,511,267
Other assets in excess of liabilities—1.0%		508,958

Net Assets—100.0%		$53,020,225

(a)	Rate periodically changes. Rate disclosed is rate effective on July 31, 2007.
(b)	Rate changes periodically. Rate disclosed is the daily yield on July 31, 2007.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$157,650
Unrealized depreciation	(105,175)

Net unrealized appreciation	$52,475

ACA—Insured by American Capital Access

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FHA—Insured by Federal Housing Administration

FSA—Insured by Federal Security Assurance

FSA-CR—Insured by Federal Security Assurance Custodial Receipts

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2007

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies (96.8%)
Federal Farm Credit Bank (5.9%)
29,000	5.34% (a), 11/20/07	28,548
1,480,000	4.60%, 8/8/08, Callable 8/23/07 @ 100	1,472,702
3,800,000	5.20%, 8/16/11	3,818,141

		5,319,391

Federal Home Loan Bank (90.9%)
90,000	6.20%, 10/10/07	90,140
100,000	3.02%, 11/6/07, Callable 8/06/07 @ 100	99,420
1,630,000	5.00%, 11/23/07, Callable 8/23/07 @ 100	1,628,365
4,000,000	5.05%, 12/14/07, Callable 9/14/07 @ 100	3,996,200
1,950,000	5.00%, 12/17/07, Callable 9/17/07 @ 100	1,947,715
1,375,000	5.00%, 1/28/08, Callable 10/28/07 @ 100	1,372,944
1,000,000	5.30%, 2/15/08	999,972
10,000	4.00%, 2/22/08, Callable 8/22/07 @ 100	9,931
1,500,000	4.61%, 2/28/08, Callable 8/28/07 @ 100	1,494,493
1,000,000	5.10%, 3/6/08	999,094
1,185,000	4.25%, 4/21/08, Callable 10/21/07 @ 100	1,176,823
3,875,000	5.13%, 8/8/08	3,878,270
4,000,000	5.13%, 11/28/08, Callable 11/28/07 @ 100	3,997,332
8,000,000	5.00%, 2/20/09	8,012,024
1,000,000	5.13%(b), 3/2/09, Callable 8/21/07 @ 100	998,952

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
7,650,000	5.50%, 5/4/09, Callable 8/21/07 @ 100	7,649,702
2,625,000	5.25%, 6/11/09, Callable 6/11/08 @ 100	2,623,572
3,825,000	5.25%, 8/5/09	3,849,901
5,875,000	5.25%, 11/13/09, Callable 11/14/07 @ 100	5,874,125
4,000,000	5.00%, 3/12/10	4,005,084
2,500,000	4.38%, 3/17/10	2,466,955
4,855,000	5.50%, 7/30/10, Callable 10/30/07 @ 100	4,851,616
4,650,000	4.38%, 9/17/10	4,569,513
1,985,000	4.85%, 2/4/11	1,976,326
4,000,000	4.63%, 2/18/11	3,952,648
5,450,000	5.25%, 6/10/11	5,490,183
2,000,000	5.60%, 6/28/11	2,039,020
750,000	5.38%, 8/19/11	758,626
1,000,000	4.88%, 11/18/11	992,708

		81,801,654

Total U.S. Government Agencies (Cost $87,048,331)		87,121,045

U.S. Treasury Obligation (1.8%)
U.S. Treasury Notes (1.8%)
1,650,000	4.50%, 4/30/09	1,647,423

Total U.S. Treasury Obligation (Cost $1,639,830)		1,647,423

Total Investments (Cost $88,688,161) (c)—98.6%		88,768,468
Other assets in excess of liabilities—1.4%		1,255,544

Net Assets—100.0%		$90,024,012

(a)	Rate disclosed represents effective yield at purchase.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2007.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$193,034
Unrealized depreciation	(112,727)

Net unrealized appreciation	$80,307

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2007

1.	Organization

Pacific Capital Funds (the “Trust”) was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (collectively, the “Funds” and individually, a “Fund”): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares: Class A, Class B, Class C and Class Y. The sale of Class B Shares has been suspended since June 1, 2003 (except for reinvestment of dividends and exchanges of Class B Shares between Funds).

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under distribution (12b-1) plans, voting rights on matters affecting a single class of shares, sales charges, and exchange privileges. The Class A Shares of the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, and Value Fund have a maximum sales charge on purchases of 5.25% of the purchase price; the Class A Shares of the High Grade Core Fixed Income Fund and Tax-Free Securities Fund have a maximum sales charge on purchases of 4.00% of the purchase price; and the Class A Shares of the High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Government Short Fixed Income Fund have a maximum sales charge on purchases of 2.25% of the purchase price. The Class B Shares have a contingent deferred sales charge (“CDSC”) of 5.00% as a percentage of original purchase price or sale price (whichever is less) if redeemed before the sixth anniversary of purchase, declining from 5.00% within the first year to 0% after the sixth year. The Class C Shares have a CDSC of 1.00% as a percentage of the original purchase price if redeemed within twelve months of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which are valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available mean of the bid and asked quotations in the principal market in which such securities are normally traded. Investments in securities in which the principal market is not an exchange or an over-the-counter market are valued using an independent pricing service approved by the Board of Trustees. Such prices reflect fair values, which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the New Asia Growth Fund and International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Transactions:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such changes are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Foreign Currency Contracts:

The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract term over one week) contracts. A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

Futures Contracts:

Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may enter into contracts for the future delivery of specific securities, classes of securities, and financial indices; may purchase or sell exchange-listed or OTC

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

options on any such futures contracts; and may engage in related closing transactions. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Small Cap Fund has entered into futures contracts for hedging purposes, such as to protect against anticipated declines in the fair value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin”, and are recorded by the Fund as unrealized gains or losses. When a futures contract closes, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144A under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At July 31, 2007, the International Stock Fund and Small Cap Fund held restricted securities representing 0.8% and 0.8% of net assets, respectively. The restricted securities held as of July 31, 2007 are identified below:

Issue Description	Acquisition Date	Shares	Cost ($)	Value ($)
International Stock Fund:
Evraz Group SA, GDR	*	42,675	1,084,602	2,078,272
Small Cap Fund:
Castlepoint Holdings Ltd.(a)	3/27/06	267,400	2,674,000	3,329,130
JER Investors Trust, Inc.(a)	**	76,700	1,150,500	841,399

*	Purchased on various dates beginning 4/25/06.
**	Purchased on various dates beginning 8/29/05.
(a)	Determined to be illiquid based upon procedures approved by the Board of Trustees and combined represents 0.8% of net assets.

Security Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations:

Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

Income, expenses (other than expenses attributable to a specific share class) and realized/unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

Distributions to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, and Value Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for all the Funds.

Redemption Fees:

The New Asia Growth Fund and International Stock Fund may impose a redemption fee. This fee can be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. On July 11, 2007, the Board of Trustees approved a change to 30 days from the date the Fund shares were acquired which will become effective on or about October 16, 2007. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets in “Proceeds from Shares Issued”. Redemption fees collected for the Funds for the years ended July 31, 2007 and July 31, 2006 were as follows:

	Year Ended 07/31/07 ($)	Year Ended 07/31/06 ($)
New Asia Growth Fund	375	1,254
International Stock Fund	813	594

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations as of January 31, 2008. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. Management does not believe that the adoption of SFAS No. 157 will materially impact the Funds’ financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding securities maturing less than one year from acquisition and U.S. Government securities) for the year ended July 31, 2007 were as follows:

	Purchases ($)	Sales ($)
New Asia Growth Fund	36,188,987	46,584,248
International Stock Fund	104,893,218	121,541,992
Small Cap Fund	871,515,808	796,432,496
Mid-Cap Fund	75,934,046	87,560,068
Growth Stock Fund	305,496,265	315,772,505
Growth and Income Fund	278,403,844	303,265,389

	Purchases ($)	Sales ($)
Value Fund	301,192,875	322,064,828
High Grade Core Fixed Income Fund	61,093,442	64,666,674
Tax-Free Securities Fund	57,040,137	57,986,674
High Grade Short Intermediate Fixed Income Fund	13,962,672	—
Tax-Free Short Intermediate Securities Fund	37,169,260	44,240,522

Purchases and sales of long-term U.S. Government securities for the year ended July 31, 2007 were as follows:

	Purchases ($)	Sales ($)
High Grade Core Fixed Income Fund	173,407,223	140,024,322
High Grade Short Intermediate Fixed Income Fund	41,374,447	54,039,011
Tax-Free Short Intermediate Securities Fund	1,998,035	3,974,570
U.S. Government Short Fixed Income Fund	71,086,300	80,338,240

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee, which is computed daily and paid monthly based upon average daily net assets. Fee rates for the year ended July 31, 2007 were as follows:

	Maximum Annual Advisory Fee (%)		Net Annual Fees Paid (%)
New Asia Growth Fund	0.40		0.40
International Stock Fund	0.45		0.35
Small Cap Fund	0.46		0.36	(1)
Mid-Cap Fund	0.60		0.22
Growth Stock Fund	0.55	(2)	0.76
Growth and Income Fund	0.55	(2)	0.76
Value Fund	0.55	(2)	0.76
High Grade Core Fixed Income Fund	0.60		0.45
Tax-Free Securities Fund	0.60		0.45
High Grade Short Intermediate Fixed Income Fund	0.50		0.21
Tax-Free Short Intermediate Securities Fund	0.50		0.40
U.S. Government Short Fixed Income Fund	0.40		0.12

(1)	The Adviser has voluntarily agreed to waive a portion of its fees so that the total combined advisory and sub-advisory fees will not exceed 1.00%.
(2)	Prior to June 29, 2007, the Advisory fee was 0.80%.

The Adviser has voluntarily agreed to waive a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

The following Funds have entered into Sub-Advisory contracts as listed below. Under the terms of each Sub-Advisory agreement, the Funds are charged the following annual fees by the Sub-Adviser based upon average daily net assets which are computed daily and paid quarterly:

	Sub-Adviser	Annual Fees Paid
New Asia Growth Fund	First State Investments International Limited	0.50%

International Stock Fund	Hansberger Global Investors, Inc.	0.60% of the first $75 million; 0.35% in excess of $75 million

Small Cap Fund	Mellon Equity Associates, LLP	0.55% of the first $100 million; 0.50% on assets between $100 million and $200 million; 0.45% on assets in excess of $200 million (1)
	Nicholas-Applegate Capital Management	0.70% (2)
	Wellington Management Company, LLP	0.70% of the first $150 million; 0.65% on assets in excess of $150 million (3)

Mid-Cap Fund	Chicago Equity Partners, LLC (4)	0.20%

Growth Stock Fund	Chicago Equity Partners, LLC (5)	0.25%

Growth and Income Fund	Chicago Equity Partners, LLC (5)	0.25%

Value Fund	Chicago Equity Partners, LLC (5)	0.25%

(1)	On assets managed by Mellon Equity Associates, LLP using a “small cap value” strategy. Prior to June 26, 2007, Nicholas-Applegate Capital Management managed these assets and received 0.60% of the first $50 million; 0.55% on assets in excess of $50 million.
(2)	On assets managed by Nicholas-Applegate Capital Management using “systematic small cap” strategy.
(3)	On assets managed by Wellington Management Company, LLP using “small cap growth” strategy.
(4)	Prior to October 10, 2006, Bankoh Investment Partners, LLC, a joint venture between Bank of Hawaii and Chicago Equity Partners, LLC acted as Sub-Adviser to the Fund and received the same fees as listed in the table.
(5)	Chicago Equity Partners, LLC became Sub-Adviser effective June 29, 2007. Prior to that date, the Fund did not have a Sub-Adviser.

Bank of Hawaii (the “Administrator”) acts as Administrator of the Trust and receives 0.04% of the average daily net assets of the Trust for this service.

BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., serves the Trust as Sub-Administrator pursuant to an agreement among the Trust, the Administrator, and BISYS. BISYS receives fees from the Trust of 0.05% of the average daily net assets of the Trust, subject to reduction if certain standards are not met, and $10,000 annually for providing additional legal services, plus out-of-pocket expenses.

In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Trust and perform certain related services. BISYS receives a fee for this service and reimbursement for certain out-of-pocket expenses.

BISYS also serves the Trust as Fund Accountant and Transfer Agent. Under the terms of the fund accounting and transfer agency agreements, BISYS is entitled to receive fees, subject to reduction if certain standards are not met, and reimbursement for certain out-of-pocket expenses.

Effective August 1, 2007, BISYS’ parent company, BISYS Group, Inc., was acquired by Citibank N.A.

BISYS Fund Services Limited Partnership (the “Distributor”), also a wholly owned subsidiary of The BISYS Group, Inc., serves the Trust as principal underwriter and distributor. The Trust has adopted for the Class A, Class B and Class C

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

Shares of the Funds the Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor a fee which will not exceed on an annual basis, 0.40%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C Shares of the Fund. The Distributor is contractually limiting the 12b-1 fee for Class A Shares to 0.25% through November 30, 2007. These fees are for payments the Distributor makes to banks, other institutions, and broker dealers, including the Administrator or its affiliates, and for expenses the Distributor and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. The following table shows amounts received by the Distributor on commissions from sales and the amounts paid to affiliated broker dealers of the Funds during the year ended July 31, 2007:

	Received ($)	Paid to Affiliates ($)
Class A	325,623	5,447
Class C	123,807	1,465

Effective August 1, 2007, Foreside Distribution Services, L.P. serves as Distributor to the Funds.

Certain Officers and Trustees of the Trust are affiliated with the Administrator, the Adviser, BISYS or the Distributor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five Independent Trustees receives a fee for his services plus the reimbursement of certain expenses incurred.

The Adviser has entered into a reimbursement agreement with the Funds in which it agrees to reimburse the Funds for certain fees charged by various intermediaries. The intermediaries, such as broker-dealers, banks, retirement plan administrators or other institutions, make one or more Funds available to their customers in accordance with relevant Intermediary Agreements and provide certain recordkeeping, processing and/or administrative services. This agreement can be terminated by the Adviser with 60 days’ written notice. The reimbursements made by the Adviser may not be recouped in future periods.

During the year ended July 31, 2006, the Adviser reimbursed the Growth Stock Fund and Value Fund $3,093 and $3,762, respectively, for commissions incurred on a security transaction that was intended to be a transfer of securities between the Funds under Rule 17a-7, but was inadvertently traded via a broker. These amounts are included in the line item “Net realized gains (losses) from investments and reimbursement from affiliates” on the Statements of Changes in Net Assets. The impact to both Funds was less than $0.005 per share.

Also during the year ended July 31, 2006, Nicholas-Applegate Capital Management reimbursed the Small Cap Fund $38,757 for losses incurred in the disposal of investments held in violation of the Fund’s investment restrictions. The amount is included on the line item “Net realized gains from investments, futures and foreign currency transactions and reimbursement from affiliates of realized losses on the disposal of investments in violation of restrictions” on the Statements of Changes in Net Assets. The impact to the Fund was less than $0.005 per share.

5.	Risks

The New Asia Growth Fund, International Stock Fund, and Small Cap Fund may invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future adverse political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, and/or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

The New Asia Growth Fund’s concentration of investments in securities of issuers located in the Far East Asia region may subject the Fund to the effects of economic and government policies within that region.

The Tax-Free Securities and Tax-Free Short Intermediate Securities Funds’ concentration of investments in securities of issuers located in Hawaii may subject each Fund to the effects of economic developments and government policies within Hawaii.

6.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., paydown reclasses and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid to shareholders during the year ended July 31, 2007 were as follows (amounts in thousands):

	Ordinary Income($)	Net Long-Term Capital Gains($)	Total Taxable Distributions($)	Return of Capital	Tax Exempt Distributions($)	Total Distributions Paid($)*
New Asia Growth Fund	2,322	7,883	10,205	—	—	10,205
International Stock Fund	2,517	98	2,615	—	—	2,615
Small Cap Fund	17,848	15,839	33,687	—	—	33,687
Mid-Cap Fund	1,254	7,155	8,409	—	—	8,409
Growth Stock Fund	217	—	217	—	—	217
Growth and Income Fund	1,205	28	1,233	—	—	1,233
Value Fund	2,637	19,141	21,778	—	—	21,778
High Grade Core Fixed Income Fund	15,170	—	15,170	13	—	15,183
Tax-Free Securities Fund	418	272	690	—	12,294	12,984
High Grade Short Intermediate Fixed Income Fund	2,973	—	2,973	—	—	2,973
Tax-Free Short Intermediate Securities Fund	122	—	122	—	1,893	2,015
U.S. Government Short Fixed Income Fund	4,389	—	4,389	—	—	4,389

*	Total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

The tax character of distributions paid to shareholders during the year ended July 31, 2006 were as follows (amounts in thousands):

	Ordinary Income($)	Net Long-Term Capital Gains($)	Total Taxable Distributions($)	Tax Exempt Distributions($)	Total Distributions Paid($)*
New Asia Growth Fund	653	2,618	3,271	—	3,271
International Stock Fund	1,786	—	1,786	—	1,786
Small Cap Fund	5,368	14,808	20,176	—	20,176
Mid-Cap Fund	2,202	2,495	4,697	—	4,697
Growth and Income Fund	801	—	801	—	801
Value Fund	1,921	—	1,921	—	1,921
High Grade Core Fixed Income Fund	12,913	46	12,959	—	12,959
Tax-Free Securities Fund	283	3,961	4,244	12,703	16,947
High Grade Short Intermediate Fixed Income Fund	2,795	—	2,795	—	2,795
Tax-Free Short Intermediate Securities Fund	371	—	371	1,717	2,088
U.S. Government Short Fixed Income Fund	4,091	—	4,091	—	4,091

*	Total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed		Accumulated Earnings($)	Distributions Payable($)	Accumulated Capital & Other Losses($)	Unrealized Appreciation/ (Depreciation)($)**	Total Accumulated Earnings/ (Deficit)($)
	Ordinary Income($)	Long-Term Capital Gain($)
New Asia Growth Fund	3,221	6,105	9,326	—	(15)	36,528	45,839
International Stock Fund	—	12,692	12,692	—	(158)	45,137	57,671
Small Cap Fund	33,241	39,837	73,078	—	—	(11,534)	61,544
Mid-Cap Fund	1,841	5,803	7,644	—	—	3,539	11,183
Growth Stock Fund	16	—	16	—	(76,835)	2,625	(74,194)
Growth and Income Fund	—	7,925	7,925	—	—	1,047	8,972
Value Fund	16,899	7,045	23,944	—	—	3,525	27,469
High Grade Core Fixed Income Fund	—	—	—	(41)	(4,145)	(412)	(4,598)
High Grade Short Intermediate Fixed Income Fund	1	—	1	(8)	(2,298)	(168)	(2,473)
U.S. Government Short Fixed Income Fund	11	—	11	(11)	(2,865)	80	(2,785)

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and return of capital adjustments.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

	Undistributed			Accumulated Earnings($)	Distributions Payable($)	Accumulated Capital & Other Losses($)	Unrealized Appreciation/ (Depreciation)($)	Total Accumulated Earnings/ (Deficit)($)
	Tax-Exempt Income($)	Ordinary Income($)	Long-Term Capital Gain($)
Tax-Free Securities Fund	36	92	189	317	(36)	—	11,281	11,562
Tax-Free Short Intermediate Securities Fund	6	—	—	6	(5)	(763)	52	(710)

As of the latest tax year end of July 31, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires
	2011 ($)	2012 ($)	2013 ($)	2014 ($)	2015 ($)
Growth Stock Fund	76,835,141	—	—	—	—
High Grade Core Fixed Income Fund	—	—	—	95,740	4,049,578
High Grade Short Intermediate Fixed Income Fund	—	—	55,178	605,203	1,571,661
Tax-Free Short Intermediate Securities Fund	—	—	14,258	18,908	657,223
U.S. Government Short Fixed Income Fund	—	32,741	1,268,106	889,880	668,108

During the year ended July 31, 2007, the International Stock Fund, Growth Stock Fund and Growth and Income Fund utilized $12,145, $13,688 and $11,592 in capital loss carryforwards (in thousands), respectively.

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds have deferred losses, which will be treated as arising on the first day of the fiscal year to end July 31, 2008:

	Post-October Capital Losses ($)	Post-October Foreign Currency Losses ($)
New Asia Growth Fund	—	14,802
International Stock Fund	—	157,511
High Grade Short Intermediate Fixed Income Fund	65,889	—
Tax-Free Short Intermediate Securities Fund	72,563	—
U.S. Government Short Fixed Income Fund	6,638	—

7.	Legal and Regulatory Matters

Management of the Funds has reported to the Funds’ Board of Trustees (the “Board”) that, like many U.S. financial services companies, the Funds and certain of its affiliates have from time to time received formal requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual funds. Management has advised the Board that the Funds and their affiliates have cooperated fully with each request.

Management of the Funds previously reported to the Board that each of the Funds, the Asset Management Group of Bank of Hawaii, the Adviser’s parent company, and four present or former officers of the Adviser had received letters from a member of the staff of the Pacific Regional Office of the Securities and Exchange Commission (the “SEC”) indicating that the staff intended to recommend to the SEC institution of a civil enforcement action against the recipients related to the SEC’s investigation of alleged market timing and/or excessive trading in shares of the Funds by a former shareholder of the Funds who was at the time an employee of the Adviser. In December 2005, the SEC informed the Funds and other recipients that its investigation into the matter had been terminated and no enforcement action had been recommended.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2007

The Adviser directly reimbursed those shareholders of the Funds who incurred traceable losses above a de minimis amount resulting from the former employee’s trading activity. Each pension or employee benefit plan was treated as a single shareholder for purposes of applying the de minimis threshold. In addition, the Adviser reimbursed the Funds in the amount of $33,137 during the year ended July 31, 2006. The following is a breakout by Fund of the $33,137 reimbursement. These amounts are included in the line item “Net realized gains from investments, futures and foreign currency transactions and reimbursement from affiliates of realized losses on the disposal of investments in violation of restrictions” or “Net realized gains (losses) from investments and reimbursement from affiliates” on the Statements of Changes in Net Assets. The impact for all Funds is less than $0.005 per share and the Adviser believes the matter is now fully resolved.

New Asia Growth Fund	$22,564
Small Cap Fund	4,377
Growth Stock Fund	3,920
High Grade Short Intermediate Fixed Income Fund	2,276

In addition, BISYS Fund Services, Inc., certain affiliates of which provide various services to the Trust as described in footnote 4, has reached a settlement with the SEC regarding the SEC’s investigation related to its past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Fund management has not determined the degree, if any, to which the Funds are affected by the settlement. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

8.	Special Meeting of Shareholders (unaudited)

On September 26, 2006, a Special Meeting of the Shareholders of the Mid-Cap Fund was held. The purpose of the meeting was to seek shareholder approval of a Sub-Advisory Agreement for the Mid-Cap Fund with a new sub-adviser, Chicago Equity Partners, LLC. The number of shares voted is as follows:

	No. of Shares	% of Shares Voted
AFFIRMATIVE:	4,872,762	99.934
AGAINST:	1,374	0.029
ABSTAIN:	1,825	0.037
TOTAL:	4,875,961	100.000

On April 24, 2007, a Special Meeting of the Shareholders of the International Stock Fund and Mid-Cap Fund was held. A description of the proposals and the number of shares voted is as follows:

1.	To approve a new sub-advisory agreement for the International Stock Fund with Hansberger Global Investors, Inc.

	No. of Shares	% of Shares Voted
AFFIRMATIVE:	15,084,475	99.897
AGAINST:	2,512	0.017
ABSTAIN:	13,055	0.086
TOTAL:	15,100,042	100.000

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, concluded

July 31, 2007

2.	To approve a new sub-advisory agreement for the Mid-Cap Fund with Chicago Equity Partners, LLC.

	No. of Shares	% of Shares Voted
AFFIRMATIVE:	4,492,399	99.828
AGAINST:	1,854	0.042
ABSTAIN:	5,868	0.130
TOTAL:	4,500,121	100.000

On June 8, 2007, a Special Meeting of the Shareholders of the Growth Stock Fund, Growth and Income Fund and Value Fund was held. The purpose of the meeting was to seek shareholder approval of a sub-advisory agreement for the Growth Stock Fund, the Growth and Income Fund and the Value Fund with Chicago Equity Partners, LLC. The number of shares voted is as follows:

Growth Stock Fund	No. of Shares	% of Shares Voted
AFFIRMATIVE:	11,952,857	99.790
AGAINST:	5,716	0.048
ABSTAIN:	19,445	0.162
TOTAL:	11,978,018	100.000

Growth and Income Fund	No. of Shares	% of Shares Voted
AFFIRMATIVE:	7,529,577	99.846
AGAINST:	1,781	0.024
ABSTAIN:	9,800	0.130
TOTAL:	7,541,158	100.000

Value Fund	No. of Voted	% of Shares Shares
AFFIRMATIVE:	11,326,405	99.863
AGAINST:	2,678	0.024
ABSTAIN:	12,823	0.113
TOTAL:	11,341,906	100.000

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains on Investments and Foreign Currency Transactions	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$16.84	$0.22		$7.05		$7.27	$(0.22)	$(1.83)	$(2.05)	$22.06	46.07%	$3,207	1.62%	1.14%	1.77%	37.50%
Year Ended July 31, 2006	15.52	0.10		2.12		2.22	(0.10)	(0.80)	(0.90)	16.84	15.00	2,157	1.76	0.64	2.08	44.10
Year Ended July 31, 2005	11.46	0.11	(f)	4.07	(f)	4.18	(0.12)	—	(0.12)	15.52	36.68	1,770	1.96	0.84	2.48	44.06
Year Ended July 31, 2004	9.77	0.08		1.68		1.76	(0.07)	—	(0.07)	11.46	17.94	1,386	1.88	0.52	2.39	78.13
Year Ended July 31, 2003	9.83	0.02		(0.07)		(0.05)	(0.01)	—	(0.01)	9.77	(0.47)	1,264	2.10	0.22	2.61	110.44
CLASS B
Year Ended July 31, 2007	$16.13	$0.06		$6.73		$6.79	$(0.10)	$(1.83)	$(1.93)	$20.99	44.97%	$679	2.37%	0.35%	2.37%	37.50%
Year Ended July 31, 2006	14.97	—		2.01		2.01	(0.05)	(0.80)	(0.85)	16.13	14.05	639	2.51	(0.04)	2.57	44.10
Year Ended July 31, 2005	11.09	0.01	(f)	3.93	(f)	3.94	(0.06)	—	(0.06)	14.97	35.66	446	2.71	0.09	2.73	44.06
Year Ended July 31, 2004	9.48	(0.02)		1.65		1.63	(0.02)	—	(0.02)	11.09	17.18	369	2.64	(0.23)	2.65	78.13
Year Ended July 31, 2003	9.60	(0.04)		(0.08)		(0.12)	—	—	—	9.48	(1.25)	424	2.85	(0.51)	2.86	110.44
CLASS C
Year Ended July 31, 2007	$16.12	$0.07		$6.72		$6.79	$(0.11)	$(1.83)	$(1.94)	$20.97	44.96%	$580	2.37%	0.37%	2.37%	37.50%
Year Ended July 31, 2006	14.96	(0.01)		2.02		2.01	(0.05)	(0.80)	(0.85)	16.12	14.08	413	2.51	(0.10)	2.57	44.10
Year Ended July 31, 2005	11.09	0.04	(f)	3.91	(f)	3.95	(0.08)	—	(0.08)	14.96	35.73	272	2.70	0.27	2.74	44.06
Period Ended July 31, 2004*	11.98	(0.01)		(0.88)		(0.89)	—	—	—	11.09	(7.43)	9	2.53	(0.66)	2.53	78.13
CLASS Y
Year Ended July 31, 2007	$17.07	$0.26		$7.15		$7.41	$(0.26)	$(1.83)	$(2.09)	$22.39	46.36%	$113,393	1.37%	1.38%	1.37%	37.50%
Year Ended July 31, 2006	15.72	0.14		2.15		2.29	(0.14)	(0.80)	(0.94)	17.07	15.26	85,836	1.51	0.98	1.57	44.10
Year Ended July 31, 2005	11.60	0.15	(f)	4.13	(f)	4.28	(0.16)	—	(0.16)	15.72	37.07	44,092	1.71	1.13	1.73	44.06
Year Ended July 31, 2004	9.89	0.11		1.70		1.81	(0.10)	—	(0.10)	11.60	18.21	29,827	1.63	0.80	1.64	78.13
Year Ended July 31, 2003	9.93	0.05		(0.06)		(0.01)	(0.03)	—	(0.03)	9.89	(0.13)	23,937	1.85	0.59	1.86	110.44

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains on Investments and Foreign Currency Transactions	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.81	$0.11		$2.77		$2.88	$(0.12)	$—	$(0.12)	$13.57	26.68%	$1,221	1.35%	0.86%	1.60%	47.50%
Year Ended July 31, 2006	8.95	0.07		1.87		1.94	(0.08)	—	(0.08)	10.81	21.65	999	1.48	0.68	1.90	46.18
Year Ended July 31, 2005	7.41	0.05	(f)	1.52	(f)	1.57	(0.03)	—	(0.03)	8.95	21.17	949	1.73	0.60	2.35	37.98
Year Ended July 31, 2004	6.46	(0.01)		0.96		0.95	—	—	—	7.41	14.71	884	1.78	(0.05)	2.38	237.06
Year Ended July 31, 2003	6.37	0.03		0.06		0.09	—	—	—	6.46	1.41	874	1.84	0.43	2.44	178.04
CLASS B
Year Ended July 31, 2007	$10.27	$(0.01)		$2.65		$2.64	$(0.04)	$—	$(0.04)	$12.87	25.72%	$671	2.10%	0.03%	2.20%	47.50%
Year Ended July 31, 2006	8.54	(0.01)		1.77		1.76	(0.03)	—	(0.03)	10.27	20.63	673	2.23	(0.06)	2.39	46.18
Year Ended July 31, 2005	7.10	(0.01	)(f)	1.46	(f)	1.45	(0.01)	—	(0.01)	8.54	20.43	649	2.48	(0.16)	2.60	37.98
Year Ended July 31, 2004	6.24	(0.05)		0.91		0.86	—	—	—	7.10	13.78	608	2.53	(0.80)	2.63	237.06
Year Ended July 31, 2003	6.18	(0.03)		0.09		0.06	—	—	—	6.24	0.97	536	2.59	(0.36)	2.69	178.04
CLASS C
Year Ended July 31, 2007	$10.27	$—		$2.62		$2.62	$(0.04)	$—	$(0.04)	$12.85	25.53%	$600	2.10%	0.06%	2.20%	47.50%
Year Ended July 31, 2006	8.53	(0.01)		1.78		1.77	(0.03)	—	(0.03)	10.27	20.78	601	2.23	(0.04)	2.39	46.18
Year Ended July 31, 2005	7.10	0.05	(f)	1.39	(f)	1.44	(0.01)	—	(0.01)	8.53	20.30	494	2.42	0.57	2.55	37.98
Period Ended July 31, 2004*	7.48	(0.01)		(0.37)		(0.38)	—	—	—	7.10	(5.08)	9	2.60	(0.45)	2.71	237.06
CLASS Y
Year Ended July 31, 2007	$11.03	$0.13		$2.83		$2.96	$(0.15)	$—	$(0.15)	$13.84	26.90%	$246,057	1.10%	1.07%	1.20%	47.50%
Year Ended July 31, 2006	9.13	0.09		1.91		2.00	(0.10)	—	(0.10)	11.03	21.90	209,795	1.23	1.15	1.39	46.18
Year Ended July 31, 2005	7.55	0.08	(f)	1.55	(f)	1.63	(0.05)	—	(0.05)	9.13	21.61	93,049	1.47	0.97	1.59	37.98
Year Ended July 31, 2004	6.57	0.01		0.97		0.98	—	—	—	7.55	14.92	59,165	1.53	0.20	1.63	237.06
Year Ended July 31, 2003	6.44	0.05		0.08		0.13	—	—	—	6.57	2.02	60,558	1.59	0.74	1.69	178.04

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.
(g)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$17.67	$(0.06	)(f)	$2.09	(f)	$2.03	$—	$(1.41)	$(1.41)	$18.29	11.39%	$228,985	1.57%	(0.31%)	1.82%	164.61%
Year Ended July 31, 2006	18.10	(0.07	)(f)	0.93	(f)	0.86	—	(1.29)	(1.29)	17.67	4.97	215,270	1.62	(0.40)	2.02	110.61
Year Ended July 31, 2005	16.52	(0.08	)(f)	4.39	(f)	4.31	—	(2.73)	(2.73)	18.10	27.98	103,700	1.63	(0.49)	2.26	67.75
Year Ended July 31, 2004	13.24	(0.02)		3.64		3.62	—	(0.34)	(0.34)	16.52	27.53	10,625	1.55	(0.37)	2.15	90.26
Year Ended July 31, 2003	12.15	(0.01)		2.59		2.58	(0.02)	(1.47)	(1.49)	13.24	24.62	1,595	1.60	(0.08)	2.20	105.27
CLASS B
Year Ended July 31, 2007	$16.62	$(0.19	)(f)	$1.97	(f)	$1.78	$—	$(1.41)	$(1.41)	$16.99	10.57%	$2,510	2.32%	(1.06%)	2.42%	164.61%
Year Ended July 31, 2006	17.22	(0.19	)(f)	0.88	(f)	0.69	—	(1.29)	(1.29)	16.62	4.14	3,093	2.37	(1.11)	2.53	110.61
Year Ended July 31, 2005	15.94	(0.21)		4.22		4.01	—	(2.73)	(2.73)	17.22	27.09	3,555	2.35	(1.29)	2.46	67.75
Year Ended July 31, 2004	12.89	(0.17)		3.56		3.39	—	(0.34)	(0.34)	15.94	26.48	3,099	2.29	(1.12)	2.39	90.26
Year Ended July 31, 2003	11.92	(0.08)		2.52		2.44	—	(1.47)	(1.47)	12.89	23.74	2,476	2.35	(0.83)	2.45	105.27
CLASS C
Year Ended July 31, 2007	$16.63	$(0.19	)(f)	$1.97	(f)	$1.78	$—	$(1.41)	$(1.41)	$17.00	10.56%	$24,083	2.32%	(1.05%)	2.42%	164.61%
Year Ended July 31, 2006	17.23	(0.20	)(f)	0.89	(f)	0.69	—	(1.29)	(1.29)	16.63	4.19	14,908	2.37	(1.15)	2.53	110.61
Year Ended July 31, 2005	15.95	(0.21	)(f)	4.22	(f)	4.01	—	(2.73)	(2.73)	17.23	27.00	5,832	2.40	(1.33)	2.54	67.75
Period Ended July 31, 2004*	15.84	(0.03)		0.14		0.11	—	—	—	15.95	0.69	46	2.32	(1.27)	2.42	90.26
CLASS Y
Year Ended July 31, 2007	$17.92	$(0.01	)(f)	$2.11	(f)	$2.10	$—	$(1.41)	$(1.41)	$18.61	11.64%	$280,870	1.32%	(0.04%)	1.42%	164.61%
Year Ended July 31, 2006	18.29	(0.03	)(f)	0.95	(f)	0.92	—	(1.29)	(1.29)	17.92	5.26	197,701	1.37	(0.14)	1.53	110.61
Year Ended July 31, 2005	16.63	(0.05)		4.44		4.39	—	(2.73)	(2.73)	18.29	28.30	125,299	1.35	(0.29)	1.46	67.75
Year Ended July 31, 2004	13.30	(0.02)		3.69		3.67	—	(0.34)	(0.34)	16.63	27.78	117,641	1.29	(0.12)	1.39	90.26
Year Ended July 31, 2003	12.18	0.03		2.60		2.63	(0.04)	(1.47)	(1.51)	13.30	24.96	85,520	1.35	0.19	1.45	105.27

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$12.21	$0.05	$1.76	$1.81	$(0.05)	$(1.80)	$(1.85)	$12.17	15.63%	$693	1.07%	0.44%	1.60%	117.44%
Year Ended July 31, 2006	12.75	0.01	0.22	0.23	(0.02)	(0.75)	(0.77)	12.21	1.78	886	1.05	0.10	1.69	101.34
Year Ended July 31, 2005	10.33	0.03	2.42	2.45	(0.03)	—	(0.03)	12.75	23.69	760	1.05	0.25	1.95	97.23
Period Ended July 31, 2004*	10.00	0.02	0.33	0.35	(0.02)	—	(0.02)	10.33	3.50	186	1.05	0.34	2.08	47.75
CLASS C
Year Ended July 31, 2007	$12.07	$(0.05)	$1.74	$1.69	$(0.03)	$(1.80)	$(1.83)	$11.93	14.73%	$482	1.82%	(0.29%)	2.20%	117.44%
Year Ended July 31, 2006	12.68	(0.08)	0.22	0.14	—	(0.75)	(0.75)	12.07	1.07	547	1.80	(0.64)	2.18	101.34
Year Ended July 31, 2005	10.32	(0.03)	2.39	2.36	—	—	—	12.68	22.87	509	1.80	(0.50)	2.21	97.23
Period Ended July 31, 2004**	10.23	(0.01)	0.10	0.09	—	—	—	10.32	0.88	10	1.80	(0.52)	2.35	47.75
CLASS Y
Year Ended July 31, 2007	$12.23	$0.08	$1.76	$1.84	$(0.08)	$(1.80)	$(1.88)	$12.19	15.87%	$70,422	0.82%	0.65%	1.20%	117.44%
Year Ended July 31, 2006	12.76	0.04	0.22	0.26	(0.04)	(0.75)	(0.79)	12.23	2.06	73,195	0.80	0.35	1.18	101.34
Year Ended July 31, 2005	10.34	0.05	2.42	2.47	(0.05)	—	(0.05)	12.76	23.92	83,141	0.80	0.47	1.19	97.23
Period Ended July 31, 2004*	10.00	0.03	0.34	0.37	(0.03)	—	(0.03)	10.34	3.69	30,689	0.80	0.60	1.35	47.75

*	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
**	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$8.40	$(0.01)		$1.14		$1.13	$— (f)	$—	$— (f)	$9.53	13.49%	$7,957	1.34%	(0.03%)	1.51%	192.57%
Year Ended July 31, 2006	8.67	(0.02	)(g)	(0.25	)(g)	(0.27)	—	—	—	8.40	(3.11)	7,979	1.39	(0.28)	1.73	191.06
Year Ended July 31, 2005	7.87	—		0.81		0.81	(0.01)	—	(0.01)	8.67	10.29	9,997	1.40	(0.06)	1.91	174.37	(h)
Year Ended July 31, 2004	7.60	(0.05)		0.32		0.27	—	—	—	7.87	3.55	10,875	1.35	(0.56)	1.85	60.70
Year Ended July 31, 2003	6.90	(0.04)		0.74		0.70	—	—	—	7.60	10.14	11,231	1.35	(0.58)	1.85	33.11
CLASS B
Year Ended July 31, 2007	$7.82	$(0.09)		$1.08		$0.99	$— (f)	$—	$— (f)	$8.81	12.69%	$5,956	2.09%	(0.78%)	2.11%	192.57%
Year Ended July 31, 2006	8.14	(0.08	)(g)	(0.24	)(g)	(0.32)	—	—	—	7.82	(3.93)	8,898	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.07)		0.78		0.71	—	—	—	8.14	9.56	12,127	2.15	(0.82)	2.16	174.37	(h)
Year Ended July 31, 2004	7.23	(0.11)		0.31		0.20	—	—	—	7.43	2.77	12,804	2.10	(1.31)	2.10	60.70
Year Ended July 31, 2003	6.62	(0.09)		0.70		0.61	—	—	—	7.23	9.21	13,630	2.10	(1.33)	2.10	33.11
CLASS C
Year Ended July 31, 2007	$7.82	$(0.08)		$1.06		$0.98	$— (f)	$—	$— (f)	$8.80	12.55%	$1,851	2.09%	(0.78%)	2.11%	192.57%
Year Ended July 31, 2006	8.13	(0.08	)(g)	(0.23	)(g)	(0.31)	—	—	—	7.82	(3.81)	1,926	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.05)		0.76		0.71	(0.01)	—	(0.01)	8.13	9.59	1,987	2.15	(1.15)	2.18	174.37	(h)
Period Ended July 31, 2004*	7.69	(0.02)		(0.24)		(0.26)	—	—	—	7.43	(3.38)	11	2.13	(1.24)	2.13	60.70
CLASS Y
Year Ended July 31, 2007	$8.66	$0.02		$1.17		$1.19	$(0.01)	$—	$(0.01)	$9.84	13.78%	$153,583	1.09%	0.22%	1.11%	192.57%
Year Ended July 31, 2006	8.92	—	(g)	(0.26	)(g)	(0.26)	—	—	—	8.66	(2.91)	144,801	1.14	(0.03)	1.20	191.06
Year Ended July 31, 2005	8.09	0.02		0.83		0.85	(0.02)	—	(0.02)	8.92	10.50	218,750	1.15	0.19	1.16	174.37	(h)
Year Ended July 31, 2004	7.79	(0.03)		0.33		0.30	—	—	—	8.09	3.85	237,799	1.10	(0.31)	1.10	60.70
Year Ended July 31, 2003	7.06	(0.02)		0.75		0.73	—	—	—	7.79	10.34	251,310	1.10	(0.33)	1.10	33.11

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.
(g)	Amounts calculated using the daily average shares method.
(h)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$13.32	$0.07	$1.27	$1.34	$(0.08)	$—	$(0.08)	$14.58	10.06%	$6,022	1.31%	0.51%	1.48%	170.64%
Year Ended July 31, 2006	13.32	0.04	—	0.04	(0.04)	—	(0.04)	13.32	0.28	5,519	1.38	0.29	1.71	170.39
Year Ended July 31, 2005	11.65	0.06	1.67	1.73	(0.06)	—	(0.06)	13.32	14.83	5,554	1.42	0.42	1.94	181.04	(f)
Year Ended July 31, 2004	10.69	0.01	0.96	0.97	(0.01)	—	(0.01)	11.65	9.11	5,539	1.38	0.12	1.88	48.46
Year Ended July 31, 2003	9.89	0.02	0.80	0.82	(0.02)	—	(0.02)	10.69	8.31	5,548	1.37	0.24	1.87	46.92
CLASS B
Year Ended July 31, 2007	$12.51	$(0.04)	$1.20	$1.16	$(0.01)	$—	$(0.01)	$13.66	9.24%	$3,141	2.06%	(0.20%)	2.08%	170.64%
Year Ended July 31, 2006	12.57	(0.07)	0.01	(0.06)	—	—	—	12.51	(0.48)	5,330	2.13	(0.44)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.04)	1.58	1.54	(0.03)	—	(0.03)	12.57	13.93	7,193	2.17	(0.33)	2.19	181.04	(f)
Year Ended July 31, 2004	10.21	(0.07)	0.92	0.85	—	—	—	11.06	8.33	7,509	2.13	(0.63)	2.13	48.46
Year Ended July 31, 2003	9.50	(0.05)	0.76	0.71	—	—	—	10.21	7.47	7,507	2.12	(0.51)	2.12	46.92
CLASS C
Year Ended July 31, 2007	$12.50	$(0.03)	$1.19	$1.16	$(0.01)	$—	$(0.01)	$13.65	9.25%	$1,774	2.06%	(0.23%)	2.08%	170.64%
Year Ended July 31, 2006	12.56	(0.06)	—	(0.06)	—	—	—	12.50	(0.48)	1,913	2.13	(0.45)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.02)	1.57	1.55	(0.05)	—	(0.05)	12.56	14.00	1,911	2.17	(0.74)	2.20	181.04	(f)
Period Ended July 31, 2004*	11.17	(0.02)	(0.09)	(0.11)	—	—	—	11.06	(0.98)	10	2.17	(0.78)	2.17	48.46
CLASS Y
Year Ended July 31, 2007	$13.42	$0.12	$1.28	$1.40	$(0.12)	$—	$(0.12)	$14.70	10.39%	$144,123	1.06%	0.77%	1.08%	170.64%
Year Ended July 31, 2006	13.42	0.07	—	0.07	(0.07)	—	(0.07)	13.42	0.52	152,521	1.13	0.54	1.19	170.39
Year Ended July 31, 2005	11.73	0.09	1.68	1.77	(0.08)	—	(0.08)	13.42	15.12	136,311	1.17	0.67	1.19	181.04	(f)
Year Ended July 31, 2004	10.76	0.05	0.96	1.01	(0.04)	—	(0.04)	11.73	9.39	127,883	1.13	0.38	1.13	48.46
Year Ended July 31, 2003	9.96	0.04	0.80	0.84	(0.04)	—	(0.04)	10.76	8.52	138,027	1.12	0.49	1.12	46.92

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.69	$0.12	$1.15	$1.27	$(0.12)	$(1.29)	$(1.41)	$10.55	12.10%	$2,962	1.28%	1.05%	1.45%	183.84%
Year Ended July 31, 2006	9.87	0.09	0.83	0.92	(0.10)	—	(0.10)	10.69	9.39	2,991	1.34	0.91	1.67	141.07
Year Ended July 31, 2005	8.37	0.08	1.50	1.58	(0.08)	—	(0.08)	9.87	18.75	2,910	1.36	0.78	1.87	129.24	(f)
Year Ended July 31, 2004	7.37	0.06	1.00	1.06	(0.06)	—	(0.06)	8.37	14.52	2,477	1.33	0.63	1.83	73.48
Year Ended July 31, 2003	7.02	0.07	0.35	0.42	(0.07)	—	(0.07)	7.37	6.07	2,146	1.32	1.05	1.82	77.62
CLASS B
Year Ended July 31, 2007	$10.51	$0.03	$1.13	$1.16	$(0.04)	$(1.29)	$(1.33)	$10.34	11.24%	$1,102	2.03%	0.32%	2.05%	183.84%
Year Ended July 31, 2006	9.70	0.02	0.81	0.83	(0.02)	—	(0.02)	10.51	8.57	1,433	2.09	0.17	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.48	1.48	(0.03)	—	(0.03)	9.70	18.00	1,460	2.11	0.04	2.12	129.24	(f)
Year Ended July 31, 2004	7.27	—	0.99	0.99	(0.01)	—	(0.01)	8.25	13.55	1,349	2.08	(0.11)	2.08	73.48
Year Ended July 31, 2003	6.93	0.02	0.34	0.36	(0.02)	—	(0.02)	7.27	5.22	1,291	2.07	0.31	2.07	77.62
CLASS C
Year Ended July 31, 2007	$10.54	$0.03	$1.13	$1.16	$(0.04)	$(1.29)	$(1.33)	$10.37	11.21%	$1,831	2.03%	0.31%	2.05%	183.84%
Year Ended July 31, 2006	9.74	0.02	0.81	0.83	(0.03)	—	(0.03)	10.54	8.57	2,082	2.09	0.16	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.50	1.50	(0.01)	—	(0.01)	9.74	18.00	1,833	2.11	(0.19)	2.14	129.24	(f)
Period Ended July 31, 2004*	8.19	—	0.06	0.06	—	—	—	8.25	0.87	10	2.11	(0.05)	2.11	73.48
CLASS Y
Year Ended July 31, 2007	$10.71	$0.14	$1.15	$1.29	$(0.14)	$(1.29)	$(1.43)	$10.57	12.33%	$143,807	1.03%	1.30%	1.05%	183.84%
Year Ended July 31, 2006	9.89	0.13	0.82	0.95	(0.13)	—	(0.13)	10.71	9.64	145,676	1.09	1.18	1.15	141.07
Year Ended July 31, 2005	8.39	0.10	1.50	1.60	(0.10)	—	(0.10)	9.89	19.12	182,279	1.11	1.05	1.12	129.24	(f)
Year Ended July 31, 2004	7.38	0.08	1.01	1.09	(0.08)	—	(0.08)	8.39	14.76	178,389	1.08	0.89	1.08	73.48
Year Ended July 31, 2003	7.03	0.09	0.35	0.44	(0.09)	—	(0.09)	7.38	6.32	210,881	1.07	1.30	1.07	77.62

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.61	$0.50	$—	$0.50	$(0.49)	$—	$(0.49)	$10.62	4.75%	$3,115	0.93%	4.67%	1.23%	66.38%
Year Ended July 31, 2006	11.02	0.44	(0.41)	0.03	(0.44)	— (f)	(0.44)	10.61	0.29	3,689	0.96	4.06	1.45	85.53
Year Ended July 31, 2005	11.05	0.40	—	0.40	(0.40)	(0.03)	(0.43)	11.02	3.67	4,577	1.00	3.58	1.67	27.95
Year Ended July 31, 2004	11.28	0.42	(0.03)	0.39	(0.42)	(0.20)	(0.62)	11.05	3.46	5,222	0.98	3.72	1.63	48.55
Year Ended July 31, 2003	11.22	0.47	0.17	0.64	(0.47)	(0.11)	(0.58)	11.28	5.76	8,841	0.97	4.04	1.62	52.53
CLASS B
Year Ended July 31, 2007	$10.59	$0.42	$—	$0.42	$(0.41)	$—	$(0.41)	$10.60	3.98%	$1,634	1.68%	3.91%	1.83%	66.38%
Year Ended July 31, 2006	11.00	0.36	(0.41)	(0.05)	(0.36)	— (f)	(0.36)	10.59	(0.45)	2,944	1.71	3.32	1.92	85.53
Year Ended July 31, 2005	11.03	0.32	—	0.32	(0.32)	(0.03)	(0.35)	11.00	2.90	4,019	1.75	2.83	1.92	27.95
Year Ended July 31, 2004	11.26	0.33	(0.03)	0.30	(0.33)	(0.20)	(0.53)	11.03	2.70	4,397	1.73	2.97	1.88	48.55
Year Ended July 31, 2003	11.20	0.38	0.17	0.55	(0.38)	(0.11)	(0.49)	11.26	4.96	5,193	1.72	3.30	1.87	52.53
CLASS C
Year Ended July 31, 2007	$10.59	$0.42	$—	$0.42	$(0.41)	$—	$(0.41)	$10.60	3.98%	$964	1.68%	3.90%	1.83%	66.38%
Year Ended July 31, 2006	11.00	0.36	(0.41)	(0.05)	(0.36)	— (f)	(0.36)	10.59	(0.45)	1,322	1.71	3.34	1.92	85.53
Year Ended July 31, 2005	11.02	0.32	0.01	0.33	(0.32)	(0.03)	(0.35)	11.00	3.00	1,188	1.75	2.90	1.93	27.95
Period Ended July 31, 2004*	11.02	0.08	—	0.08	(0.08)	—	(0.08)	11.02	0.76	10	1.75	2.98	1.90	48.55
CLASS Y
Year Ended July 31, 2007	$10.67	$0.53	$—	$0.53	$(0.52)	$—	$(0.52)	$10.68	4.98%	$308,116	0.68%	4.88%	0.83%	66.38%
Year Ended July 31, 2006	11.09	0.47	(0.42)	0.05	(0.47)	— (f)	(0.47)	10.67	0.45	287,360	0.71	4.30	0.92	85.53
Year Ended July 31, 2005	11.12	0.43	—	0.43	(0.43)	(0.03)	(0.46)	11.09	3.90	294,240	0.74	3.81	0.91	27.95
Year Ended July 31, 2004	11.35	0.45	(0.03)	0.42	(0.45)	(0.20)	(0.65)	11.12	3.73	268,129	0.73	3.97	0.88	48.55
Year Ended July 31, 2003	11.29	0.50	0.17	0.67	(0.50)	(0.11)	(0.61)	11.35	6.00	235,902	0.72	4.30	0.87	52.53

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.11	$0.41	$(0.05)	$0.36	$(0.41)	$(0.01)	$(0.42)	$10.05	3.57%	$5,513	0.93%	4.02%	1.23%	19.29%
Year Ended July 31, 2006	10.52	0.40	(0.28)	0.12	(0.40)	(0.13)	(0.53)	10.11	1.19	6,209	0.98	3.87	1.48	59.63	(f)
Year Ended July 31, 2005	10.72	0.41	(0.04)	0.37	(0.41)	(0.16)	(0.57)	10.52	3.49	8,973	1.00	3.83	1.67	8.65
Year Ended July 31, 2004	10.75	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.72	4.32	9,928	0.97	4.03	1.62	8.87
Year Ended July 31, 2003	10.86	0.43	(0.05)	0.38	(0.43)	(0.06)	(0.49)	10.75	3.54	11,829	0.96	3.93	1.61	1.24
CLASS B
Year Ended July 31, 2007	$10.11	$0.33	$(0.05)	$0.28	$(0.33)	$(0.01)	$(0.34)	$10.05	2.80%	$1,103	1.68%	3.24%	1.83%	19.29%
Year Ended July 31, 2006	10.52	0.32	(0.28)	0.04	(0.32)	(0.13)	(0.45)	10.11	0.44	2,375	1.73	3.11	1.94	59.63	(f)
Year Ended July 31, 2005	10.72	0.33	(0.04)	0.29	(0.33)	(0.16)	(0.49)	10.52	2.71	3,344	1.75	3.08	1.92	8.65
Year Ended July 31, 2004	10.75	0.35	0.02	0.37	(0.35)	(0.05)	(0.40)	10.72	3.55	4,054	1.72	3.28	1.87	8.87
Year Ended July 31, 2003	10.85	0.35	(0.04)	0.31	(0.35)	(0.06)	(0.41)	10.75	2.86	4,643	1.71	3.18	1.86	1.24
CLASS C
Year Ended July 31, 2007	$10.11	$0.33	$(0.05)	$0.28	$(0.33)	$(0.01)	$(0.34)	$10.05	2.79%	$11	1.68%	3.27%	1.83%	19.29%
Year Ended July 31, 2006	10.53	0.32	(0.29)	0.03	(0.32)	(0.13)	(0.45)	10.11	0.35	10	1.73	3.11	1.94	59.63	(f)
Year Ended July 31, 2005	10.72	0.33	(0.03)	0.30	(0.33)	(0.16)	(0.49)	10.53	2.83	10	1.74	3.09	1.90	8.65
Period Ended July 31, 2004*	10.72	0.09	—	0.09	(0.09)	—	(0.09)	10.72	0.82	10	1.74	3.22	1.89	8.87
CLASS Y
Year Ended July 31, 2007	$10.15	$0.43	$(0.05)	$0.38	$(0.43)	$(0.01)	$(0.44)	$10.09	3.81%	$282,671	0.68%	4.25%	0.83%	19.29%
Year Ended July 31, 2006	10.57	0.42	(0.29)	0.13	(0.42)	(0.13)	(0.55)	10.15	1.34	287,126	0.73	4.09	0.94	59.63	(f)
Year Ended July 31, 2005	10.76	0.44	(0.03)	0.41	(0.44)	(0.16)	(0.60)	10.57	3.83	315,854	0.75	4.06	0.92	8.65
Year Ended July 31, 2004	10.79	0.47	0.02	0.49	(0.47)	(0.05)	(0.52)	10.76	4.59	343,890	0.72	4.28	0.87	8.87
Year Ended July 31, 2003	10.90	0.46	(0.05)	0.41	(0.46)	(0.06)	(0.52)	10.79	3.80	397,157	0.71	4.18	0.86	1.24

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. The increase was attributable to cashflows into and out of the Fund as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$9.53	$0.42	$0.01	$0.43	$(0.42)	$—	$(0.42)	$9.54	4.61%	$984	0.77%	4.43%	1.22%	88.15%
Year Ended July 31, 2006	9.66	0.34	(0.13)	0.21	(0.34)	—	(0.34)	9.53	2.21	1,261	0.78	3.49	1.43	74.37
Year Ended July 31, 2005	9.80	0.26	(0.14)	0.12	(0.26)	— (f)	(0.26)	9.66	1.27	1,781	0.80	2.69	1.59	35.32
Year Ended July 31, 2004	9.97	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	9.80	1.11	1,724	0.80	2.48	1.55	49.42
Year Ended July 31, 2003	10.06	0.31	0.02	0.33	(0.31)	(0.11)	(0.42)	9.97	3.28	5,327	0.80	2.93	1.55	17.50
CLASS C
Year Ended July 31, 2007	$9.52	$0.35	$0.02	$0.37	$(0.35)	$—	$(0.35)	$9.54	3.94%	$511	1.52%	3.67%	1.82%	88.15%
Year Ended July 31, 2006	9.65	0.27	(0.13)	0.14	(0.27)	—	(0.27)	9.52	1.45	675	1.53	2.80	1.89	74.37
Year Ended July 31, 2005	9.80	0.19	(0.15)	0.04	(0.19)	— (f)	(0.19)	9.65	0.40	631	1.55	1.99	1.84	35.32
Period Ended July 31, 2004*	9.84	0.04	(0.04)	—	(0.04)	—	(0.04)	9.80	0.04	10	1.55	1.75	1.82	49.42
CLASS Y
Year Ended July 31, 2007	$9.55	$0.45	$0.01	$0.46	$(0.45)	$—	$(0.45)	$9.56	4.86%	$62,808	0.52%	4.68%	0.82%	88.15%
Year Ended July 31, 2006	9.68	0.36	(0.13)	0.23	(0.36)	—	(0.36)	9.55	2.46	60,257	0.53	3.74	0.89	74.37
Year Ended July 31, 2005	9.82	0.29	(0.14)	0.15	(0.29)	— (f)	(0.29)	9.68	1.52	85,991	0.55	2.93	0.84	35.32
Year Ended July 31, 2004	9.99	0.27	(0.13)	0.14	(0.27)	(0.04)	(0.31)	9.82	1.38	81,346	0.55	2.73	0.81	49.42
Year Ended July 31, 2003	10.09	0.33	0.01	0.34	(0.33)	(0.11)	(0.44)	9.99	3.41	88,824	0.55	3.23	0.80	17.50

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.05	$0.31	$(0.03)	$0.28	$(0.31)	$—	$(0.31)	$10.02	2.84%	$2,175	0.99%	3.10%	1.23%	68.09%
Year Ended July 31, 2006	10.21	0.28	(0.16)	0.12	(0.28)	—	(0.28)	10.05	1.22	2,792	1.00	2.78	1.44	112.73	(f)
Year Ended July 31, 2005	10.30	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.21	1.40	3,784	1.00	2.26	1.62	28.31
Year Ended July 31, 2004	10.36	0.22	(0.06)	0.16	(0.22)	—	(0.22)	10.30	1.53	4,781	0.97	2.09	1.58	11.30
Year Ended July 31, 2003	10.39	0.25	0.02	0.27	(0.25)	(0.05)	(0.30)	10.36	2.62	2,322	0.97	2.40	1.58	6.01
CLASS C
Year Ended July 31, 2007	$10.06	$0.24	$(0.04)	$0.20	$(0.24)	$—	$(0.24)	$10.02	1.97%	$10	1.74%	2.35%	1.83%	68.09%
Year Ended July 31, 2006	10.21	0.20	(0.15)	0.05	(0.20)	—	(0.20)	10.06	0.55	10	1.75	2.03	1.91	112.73	(f)
Year Ended July 31, 2005	10.31	0.16	(0.10)	0.06	(0.16)	—	(0.16)	10.21	0.54	10	1.75	1.52	1.87	28.31
Period Ended July 31, 2004*	10.32	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.31	0.26	10	1.72	1.41	1.83	11.30
CLASS Y
Year Ended July 31, 2007	$10.11	$0.34	$(0.03)	$0.31	$(0.34)	$—	$(0.34)	$10.08	3.08%	$50,835	0.74%	3.33%	0.83%	68.09%
Year Ended July 31, 2006	10.27	0.31	(0.16)	0.15	(0.31)	—	(0.31)	10.11	1.47	62,816	0.75	3.03	0.91	112.73	(f)
Year Ended July 31, 2005	10.36	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.27	1.65	65,070	0.74	2.51	0.86	28.31
Year Ended July 31, 2004	10.41	0.24	(0.05)	0.19	(0.24)	—	(0.24)	10.36	1.87	67,606	0.72	2.34	0.83	11.30
Year Ended July 31, 2003	10.45	0.28	0.01	0.29	(0.28)	(0.05)	(0.33)	10.41	2.78	63,449	0.72	2.64	0.83	6.01

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2007	$10.04	$0.45	$0.02	$0.47	$(0.45)	$—	$(0.45)	$10.06	4.80%	$2,265	0.64%	4.50%	1.07%	81.16%
Year Ended July 31, 2006	10.04	0.32	—	0.32	(0.32)	—	(0.32)	10.04	3.27	2,355	0.63	3.03	1.36	88.38
Year Ended July 31, 2005	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04	1.19	6,552	0.62	1.76	1.47	64.16
Year Ended July 31, 2004	10.24	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.10	0.36	8,743	0.62	1.74	1.43	111.13
Year Ended July 31, 2003	10.31	0.23	(0.06)	0.17	(0.23)	(0.01)	(0.24)	10.24	1.67	12,787	0.62	2.23	1.42	17.41
CLASS B
Year Ended July 31, 2007	$10.04	$0.38	$0.02	$0.40	$(0.38)	$—	$(0.38)	$10.06	4.02%	$825	1.39%	3.75%	1.67%	81.16%
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,238	1.38	2.44	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,609	1.37	1.01	1.72	64.16
Year Ended July 31, 2004	10.24	0.10	(0.14)	(0.04)	(0.10)	—	(0.10)	10.10	(0.38)	1,965	1.37	0.99	1.68	111.13
Year Ended July 31, 2003	10.31	0.15	(0.06)	0.09	(0.15)	(0.01)	(0.16)	10.24	0.91	1,994	1.37	1.46	1.67	17.41
CLASS C
Year Ended July 31, 2007	$10.04	$0.38	$0.02	$0.40	$(0.38)	$—	$(0.38)	$10.06	4.02%	$1,116	1.39%	3.75%	1.67%	81.16%
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,514	1.38	2.45	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,834	1.37	1.20	1.72	64.16
Period Ended July 31, 2004*	10.15	0.02	(0.05)	(0.03)	(0.02)	—	(0.02)	10.10	(0.26)	10	1.37	0.85	1.58	111.13
CLASS Y
Year Ended July 31, 2007	$10.04	$0.48	$0.03	$0.51	$(0.48)	$—	$(0.48)	$10.07	5.17%	$85,818	0.39%	4.74%	0.67%	81.16%
Year Ended July 31, 2006	10.05	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.04	3.42	96,102	0.38	3.43	0.77	88.38
Year Ended July 31, 2005	10.11	0.20	(0.06)	0.14	(0.20)	—	(0.20)	10.05	1.44	125,349	0.37	1.98	0.71	64.16
Year Ended July 31, 2004	10.25	0.20	(0.14)	0.06	(0.20)	—	(0.20)	10.11	0.61	215,124	0.37	1.99	0.68	111.13
Year Ended July 31, 2003	10.32	0.26	(0.06)	0.20	(0.26)	(0.01)	(0.27)	10.25	1.92	240,916	0.37	2.47	0.67	17.41

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Pacific Capital Funds:

We have audited the accompanying statements of assets and liabilities of Pacific Capital Funds—New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended July 31, 2004 and prior were audited by other auditors whose report thereon dated September 1, 2004, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended and their financial highlights for each year in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

September 24, 2007

PACIFIC CAPITAL FUNDS

Additional Tax Information (unaudited)

For the year ended July 31, 2007, the following percentages of the total ordinary income distributions paid by the Funds during the year represent qualified dividend income paid:

Qualified Dividend Income (%)
New Asia Growth Fund	12.30
International Stock Fund	100.00
Small Cap Fund	13.73
Mid-Cap Fund	41.67
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	18.19

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the year ended July 31, 2007 qualify for the corporate dividends received deduction:

Dividend Received Deduction (%)
Small Cap Fund	22.12
Mid-Cap Fund	46.10
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	18.87

The Funds may elect to pass through foreign taxes paid by the Funds to their shareholders under Code 853 of the Internal Revenue Code. The following Funds intend to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per share outstanding on July 31, 2007 are as follows:

	Foreign Source Income ($)	Foreign Tax Expense ($)
New Asia Growth Fund	0.34	0.03
International Stock Fund	0.19	0.02

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund designate 100% of their income dividends as exempt-interest dividends.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended July 31, 2007 (amounts in thousands):

Amount ($)
New Asia Growth Fund	7,883
International Stock Fund	98
Small Cap Fund	15,839
Mid-Cap Fund	7,155
Growth and Income Fund	28
Value Fund	19,141
Tax-Free Securities Fund	272

PACIFIC CAPITAL FUNDS

Trustees and Officers

July 31, 2007

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who is an “interested person” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 130 Merchant Street, 22nd Floor Honolulu, Hawaii 96813 Age: 42	Trustee	Indefinite; Since 5/04	Vice Chairman and Chief Banking Officer, Bank of Hawaii—Retail Banking (since 2007), Commercial Banking (since 2006) and Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004); Executive Vice President/Senior Vice President/Vice President, Bank of Hawaii—Corporate Banking (1996-2003).	12	Member of the Board of: Rehabilitation Hospital Foundation, Hawaii Chapter of the American Red Cross, Special Olympics of Hawaii, Oceanic Institute, Hawaii Pacific University, Hanahau’oli School, Frederic Duclos Barstow Foundation, Historic Hawaii Foundation, Hawaii Community Foundation, McInerny Foundation, Nature Conservancy of Hawaii, Strong Foundation and University of Hawaii Ahahui Koa Anuenue.

*	Mr. Ho is an “interested person” of the Trust, as identified by the 1940 Act, because of his employment with the Bank of Hawaii.

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 71	Trustee	Indefinite; Since 10/92	Trustee of The King William Charles Lunalilo Trust Estate (since 2001); President of Waste Management of Hawaii, Inc. (2001-2005); Corporate Vice President, Hawaii Area Waste Management (2001-2005); Trustee, President and Chief Executive Officer, The Chamber of Commerce of Hawaii (1996-2001).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, LLC and Westye Group (Subzero Wolf Hawaii Advisory); Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, Nature Conservancy of Hawaii, PBS Hawaii Foundation, Heald Education, LLC, Child and Family Service, and East West Center Foundation.

Richard L. Humphreys 970 N Kalaheo Avenue, Suite C110 Kailua, Hawaii 96734 Age: 63	Trustee	Indefinite; Since 3/05	President of Hawaii Receivables Management LLC (since 2001); President of Lynk Payment Systems Hawaii LLC (since 2002).	12	Member of the Board of: The Castle Group, Inc. and other charitable and civic organizations.

PACIFIC CAPITAL FUNDS

Trustees and Officers, continued

July 31, 2007

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Russell K. Okata 888 Mililani Street, Suite 601 Honolulu, Hawaii 96813 Age: 63	Trustee and (Since 3/05) Chairman	Indefinite; Since 10/92	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO (since 1981); International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO (since 1981).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (since 1993) and Aquila Three Peaks High Income Fund (since September 2007) (registered investment companies), Chairman of the Royal State Group (since 1988); Member of the Board of: Blood Bank of Hawaii, Public Schools of Hawaii Foundation, and other community organizations.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 75	Trustee	Indefinite; Since 10/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of the Asset Management Group of Bank of Hawaii.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Trustee of the Strong Foundation (support of programs for Hawaiian youth) (since 1974).

Oswald K. Stender 711 Kapiolani Boulevard, Suite 1250 Honolulu, Hawaii 96813 Age: 76	Trustee	Indefinite; Since 10/92	Trustee, Office of Hawaiian Affairs (since 1999); Director, Hawaiian Electric Industries, Inc. (public utility holding company) (1993-2004).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Director of Grace Pacific Corp.; Member of Advisory Board of Hawaiian Telecom Communications, Inc.; former Trustee of the Bernice Pauahi Bishop Estate (operation of school for children of Hawaiian ancestry) (1990-1999); Board member of various housing and real estate associations and community organizations.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Trustees and Officers, continued

July 31, 2007

Officers.    The table below sets forth certain information about each of the Trust’s officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Robert I. Crowell 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 59	President	Indefinite; Since 7/06	Executive Vice President, Bank of Hawaii (since 2002); Senior Vice President, Bank of Hawaii (1993-2002).

Jennifer Lam 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 30	Senior Vice President	Indefinite; Since 9/05	Vice President, Bank of Hawaii (since 2005); Investment Analyst, International Finance Corporation, World Bank Group (2002-2005); Investment Banking Analyst, Credit Suisse First Boston (2000-2002).

George Stevens 3435 Stelzer Road Columbus, Ohio 43219 Age: 56	Chief Compliance Officer	Indefinite; Since 2/06	Vice President, CCO Services, Citi Fund Services (since 1996).

Christopher E. Sabato 3435 Stelzer Road Columbus, Ohio 43219 Age: 38	Treasurer	Indefinite; Since 9/05	Vice President, Fund Administration, Citi Fund Services (since 1993).

Kinga Kapuscinski 100 Summer Street, Suite 1500 Boston, Massachusetts 02110 Age: 35	Secretary	Indefinite; Since 9/06	Senior Counsel, Citi Fund Services (since 2004); Associate, Goodwin Procter LLP (2001-2004).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Board Determinations

Sub-Advisory Agreements Approvals

During the period from February 2007 through July 2007, the Board of Trustees approved two Sub-Advisory Agreements among the Trust, the Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and a sub-adviser (each a “Sub-Advisory Agreement”). In March 2007 the Board approved a new Sub-Advisory Agreement with Chicago Equity Partners, LLC (“CEP”) to sub-advise the Growth Stock Fund, the Growth and Income Fund, and the Value Fund. In May 2007 the Board approved a new Sub-Advisory Agreement with Mellon Equity Associates, LLP (“Mellon Equity”) to sub-advise the “value” portion of the Small Cap Fund. Each Sub-Advisory Agreement has an initial two-year term. The agreements were approved following the recommendation of the Trust’s Independent Trustees. The information, material facts and conclusions that formed the basis for the Independent Trustees’ recommendations and the Board’s subsequent approvals are described below.

In determining whether to approve the new Sub-Advisory Agreements, the Independent Trustees evaluated information provided by the Adviser and the Sub-Advisers in accordance with section 15(c) of the Investment Company Act as described below. The Board considered among other things various data and information regarding (i) the nature, extent and quality of services to be provided to the Funds and their shareholders by the respective Sub-Advisers; (ii) the investment performance of the Funds and the Sub-Advisers; (iii) the costs of services to be provided and profits to be realized by the Sub-Advisers and their affiliates from their relationships with the relevant Funds; (iv) the extent to which economies of scale would be realized by the Sub-Advisers as the Funds’ assets grow; and (v) whether fee levels reflect any such economies of scale for the benefit of the Funds’ shareholders.

The Independent Trustees received assistance and advice regarding legal and industry standards from their independent counsel. They discussed the approvals with management representatives and in private sessions with independent legal counsel at which no representatives of management were present. In deciding to recommend approval of the new Sub-Advisory Agreements, the Independent Trustees and the Board did not identify any single or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Independent Trustees and the Board.

Based on their reviews, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined in each case, in the exercise of their business judgment, that the relevant sub-advisory fees of the Funds were fair, and that entering into the new Sub-Advisory Agreements was in the best interest of the relevant Fund’s shareholders.

Chicago Equity Partners, LLC

After considerable discussion, the Board of Trustees and management of the Trust and AMG jointly concluded that the past performance of the Growth Stock, Growth and Income and Value Funds had not met expectations. This determination coincided with an internal assessment by management of AMG’s services to the Trust. After a thorough review of these matters, management of AMG determined that its staff should focus on providing advisory services with respect to the Trust’s fixed income portfolios and should discontinue direct day-to-day management of equity portfolios in favor of selecting and monitoring equity sub-advisers. Accordingly, management of the Trust and AMG recommended to the Board that the Trust enter into a Sub-Advisory Agreement with CEP with respect to the Funds.

On March 19, 2007, the Board, including a majority of the Independent Trustees, met in person at a meeting called for the purpose of considering, among other things, the proposed Sub-Advisory Agreement for the Funds. At the meeting, representatives of AMG and CEP met in person with the Board and described the proposed

PACIFIC CAPITAL FUNDS

Board Determinations, continued

services under the Sub-Advisory Agreement, the anticipated benefits to the Funds and the proposed fees. The Board also evaluated a variety of information provided by CEP in accordance with Section 15(c) of the Investment Company Act; a report prepared by AMG based on its review of CEP’s performance record and capabilities; the Board’s past experience with CEP since October 2006 as the sole sub-adviser to the Mid-Cap Fund series of the Trust and from July 2003 to October 2006 as a participant in Bankoh Investment Partners, LLC (a joint venture with Bank of Hawaii), which acted as the sub-adviser to the Mid-Cap Fund; and information provided to the Board by CEP in June 2006 and in December 2006 (in connection with the Board’s consideration of Affiliated Managers Group, Inc.’s acquisition of a majority interest in CEP).

The Board considered the nature, extent and quality of the services expected to be provided by CEP to the Funds. In reviewing such services, the Board considered information regarding the experience and professional background of the portfolio management team at CEP; the track record of CEP in managing institutional large cap value, core and growth strategies; the qualifications and capabilities of the portfolio managers and other personnel who would have the principal investment responsibility for the Funds’ investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of CEP’s senior management and staff; the quality of CEP’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the business reputation, financial condition and operational stability of CEP. The Board also considered management’s and AMG’s familiarity with and respect for the CEP organization and the close working relationship that had evolved between AMG and CEP as a result of their previous collaboration in managing the Mid-Cap Fund. The Board determined that CEP could provide high quality services to the Funds and that CEP’s resources and the investment expertise of its professionals in managing large-cap equities could benefit each Fund.

The Trustees also reviewed the investment performance of each Fund over the one-year, three-year, five-year, and ten-year periods (or since inception period, as applicable) ended December 31, 2006 (the “Equity Performance Periods”), as compared to the total returns of each Fund’s relevant benchmark index and a peer group of comparable funds selected by eVestment Alliance (an industry research firm that ranks strategies based on total return performance). They compared this information with CEP’s composite returns for accounts utilizing the styles that CEP proposed to apply in managing the Funds.

With respect to the Growth Stock Fund, the Board noted that the Fund underperformed its proposed benchmark (the S&P 500/Citigroup Growth Index), and was in the bottom 50% of a peer group of comparable funds selected by eVestment Alliance, for each of the Equity Performance Periods. The Board also noted that CEP’s large-cap growth strategy outperformed the S&P 500/Citigroup Growth Index and was in the top 50% of the eVestment Alliance peer group during each of the Equity Performance Periods.

With respect to the Growth and Income Fund, the Board noted that the Fund underperformed its benchmark, the S&P 500 Index, and was in the bottom 75% of its eVestment Alliance peer group, for each of the Equity Performance Periods. The Board also noted that CEP’s large-cap core select strategy outperformed the S&P 500 Index for each of the Equity Performance Periods and was in the top 25% of its eVestment Alliance peer group for most of the Equity Performance Periods.

With respect to the Value Fund, the Board noted that the Fund underperformed its benchmark, the Russell 1000 Value Index, for most of the Equity Performance Periods (except for the one-year Equity Performance Period), and was in the top 50% of its eVestment Alliance peer group during the recent Equity Performance Periods but in the bottom 50% of its eVestment Alliance peer group during the longer-term Equity Performance Periods. The Board also noted that CEP’s large-cap value strategy outperformed the Russell 1000 Value Index, and was near the top 25% of its eVestment Alliance peer group, during most of the Equity Performance Periods.

PACIFIC CAPITAL FUNDS

Board Determinations, continued

Based on this review, the Board determined that the short-term and longer-term performance record of CEP indicated that CEP’s management of the Funds could benefit each Fund and its shareholders. The Board also noted CEP’s discipline and consistency over time in applying its investment approach in managing portfolios, and concluded that CEP’s investment approach and philosophy could potentially enhance each Fund’s performance.

In considering the proposed sub-advisory fee, the Board noted that the total management fee to be paid by each Fund would not be affected as a result of the addition of CEP, as the current advisory fee paid by each Fund to AMG would be reduced to ensure that the total management fees previously approved by each Fund’s shareholders would be unchanged. The Board noted that the management fees paid by the Funds had been compared to fees paid by other similarly managed mutual funds in connection with its approval of the Investment Advisory Agreement with AMG in September 2006. The Board also reviewed a sample CEP fee schedule that reflected the standard fees other institutional accounts with similar objectives and policies would expect to pay for a portfolio invested in CEP’s large-cap and mid-cap core strategies, and noted that CEP’s proposed fees represented a discount from its published fee schedule. After reviewing these matters, the Board concluded that the proposed sub-advisory fee to be paid to CEP was fair and reasonable to each Fund and its shareholders.

The Board also evaluated the projected benefits to CEP of the Funds’ sub-advisory relationship, including the projected profitability of its relationship with the Funds. The Board noted that although CEP’s sub-advisory fee did not have breakpoints and thus would not reflect economies of scale, if any, the fees CEP would receive from each Fund would be only one step higher than its lowest breakpoint for other institutional clients and would thus reflect the economies of scale of its overall investment management business. The Board considered that CEP does not generally compute profitability on an account or fund basis and that CEP would not receive significant ancillary benefits as a result of its relationship with the Funds, other than the benefit of bundled research of the type normally provided by brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Funds. The Board concluded that CEP’s projected profit margin with respect to its relationship with the Funds would be within the range of acceptable industry standards.

Based on its review, including its consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that CEP was capable of providing high quality investment sub-advisory services to each Fund that would be beneficial to each Fund and its shareholders, that CEP’s proposed sub-advisory fee was fair, and that approval of the Sub-Advisory Agreement with CEP is in the best interest of each Fund and its shareholders.

Mellon Equity Associates, LLP

In early 2007, Nicholas-Applegate Capital Management (“Nicholas-Applegate”), the sub-adviser for the “value” portion of the Small Cap Fund (the “Value Sleeve”), informed the Adviser that management of Nicholas-Applegate had decided to exit the “value” style equity management business. Accordingly, the Board instructed the Adviser to conduct a search for a new manager for the Value Sleeve and, based on its review of potential sub-advisers (which included on-site due diligence visits to the final three candidates), the Adviser recommended to the Board that Mellon Equity be appointed as a sub-adviser to the Fund.

The Board, including the Independent Trustees, approved the Sub-Advisory Agreement with Mellon Equity at a meeting of the Board held on May 21, 2007. The Board approved the new Sub-Advisory Agreement based on a variety of factors relating to Mellon Equity’s ability to provide services to the Value Sleeve. In reviewing the nature, extent and quality of the services expected to be provided by Mellon Equity with respect to the Value Sleeve, the Board considered information regarding the experience and professional background of the portfolio management team at Mellon Equity; the track record of Mellon Equity in managing institutional portfolios with

PACIFIC CAPITAL FUNDS

Board Determinations, continued

its small cap value strategy; the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Value Sleeve’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Mellon Equity’s senior management and staff; the quality of Mellon Equity’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of Mellon Equity, Mellon Financial Corporation (its parent at the time), and its anticipated parent The Bank of New York Mellon Corporation.

The Board considered a report prepared by the Adviser based on its due diligence examination of Mellon Equity. The Trustees noted that the services Mellon Equity would provide pursuant to the Sub-Advisory Agreement were substantially the same as those currently provided by Nicholas-Applegate with respect to the Value Sleeve, and that the Adviser would retain primary responsibility for oversight of the Fund’s investment sub-advisers and the allocation of assets to and among such sub-advisers. The Board concluded that Mellon Equity could provide high quality services to the Fund and that Mellon Equity’s resources and the investment expertise of its professionals in managing small cap value equities could benefit the Fund.

The Board also considered the then-pending merger between the parent company of Mellon Equity, Mellon Financial Corporation, and The Bank of New York Company, Inc. (the “Mellon Transaction”). The Board noted that no changes were planned to the portfolio management team or investment approach upon completion of the Mellon Transaction. In addition, the Board noted that, in accordance with the requirements of the Investment Company Act applicable to assets in the custody of an affiliate of a fund’s sub-adviser, the Fund’s independent public accountants would conduct an examination of the Value Sleeve’s securities at least three times during each fiscal year and that the cost of such examination was reasonable. The Board concluded that the Mellon Transaction would not adversely impact the Fund.

The Trustees also compared the investment performance over the one-year, three-year and five-year periods ended December 31, 2006 (the “Small Cap Performance Periods”) of the small cap value strategy portion of the Fund’s portfolio with the total returns of the Russell 2000 Value Index, returns of a peer group of comparable funds selected by eVestment Alliance, composite returns of small cap value accounts managed by Mellon Equity, and composite returns of small cap value accounts managed by the other two finalists. The Trustees noted that Mellon Equity outperformed the peer group median and the Russell 2000 Value Index over the longer-term, although it underperformed the peer group median and the Russell 2000 Value Index over the shorter-term period. The Trustees further noted that Mellon Equity’s small cap value strategy achieved the highest risk-adjusted returns of the three final candidates. The Board also noted Mellon Equity’s discipline and consistency over time in applying its investment approach in managing portfolios. Based on this review, the Board determined that Mellon Equity’s management of the Fund could benefit the Fund and its shareholders.

In considering Mellon Equity’s proposed sub-advisory fee, the Board noted that the addition of Mellon Equity would not change the total management fee paid by the Fund. The Board noted that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Investment Advisory Agreement with AMG and the Sub-Advisory Agreement with Nicholas-Applegate in September 2006. The Board also noted that Mellon Equity’s proposed fees represented a significant discount from its published fee schedule for other equity accounts managed using mid-cap and small-cap strategies. After reviewing these matters, the Board concluded that the proposed sub-advisory fee to be paid to Mellon Equity with respect to the Value Sleeve was fair and reasonable to the Fund and its shareholders.

PACIFIC CAPITAL FUNDS

Board Determinations, continued

The Board also evaluated the projected benefits to Mellon Equity of its sub-advisory relationship with the Fund, including the projected profitability of its relationship with the Fund. The Board noted that Mellon Equity’s sub-advisory fee included breakpoints and, therefore, would reflect economies of scale (if any). The Board considered that Mellon Equity would not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of bundled research of the type normally provided by brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund. The Board concluded that Mellon Equity’s projected profit margin with respect to its relationship with the Fund would be within the range of acceptable industry standards.

Based on its review of the materials presented at the meeting, including its consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that Mellon Equity was capable of providing high quality investment sub-advisory services to the Fund that would be beneficial to the Fund and its shareholders, that Mellon Equity’s proposed sub-advisory fee was fair, and that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

Concurrently with its approval of the new Sub-Advisory Agreement with Mellon Equity, the Board approved (i) an amendment to the Sub-Advisory Agreement with Nicholas-Applegate to reflect the termination of Nicholas-Applegate’s management services for the Value Sleeve, and (ii) an amendment to the Investment Advisory Agreement with AMG to reflect the engagement of Mellon Equity and AMG’s revised fees with respect to the Value Sleeve.

PACIFIC CAPITAL FUNDS

Additional Information

July 31, 2007

Expense Examples

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 through July 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/07	Ending Account Value 7/31/07	Expense Paid During Period* 2/1/07 - 7/31/07	Expense Ratio During Period** 2/1/07 - 7/31/07
New Asia Growth Fund	Class A	$1,000.00	$1,199.90	$8.73	1.60%
	Class B	1,000.00	1,195.20	12.79	2.35
	Class C	1,000.00	1,194.90	12.79	2.35
	Class Y	1,000.00	1,200.60	7.37	1.35

International Stock Fund	Class A	1,000.00	1,105.20	6.94	1.33
	Class B	1,000.00	1,101.00	10.84	2.08
	Class C	1,000.00	1,101.20	10.84	2.08
	Class Y	1,000.00	1,107.10	5.64	1.08

Small Cap Fund	Class A	1,000.00	971.30	7.77	1.59
	Class B	1,000.00	967.50	11.37	2.33
	Class C	1,000.00	967.60	11.37	2.33
	Class Y	1,000.00	972.30	6.50	1.33

Mid-Cap Fund	Class A	1,000.00	1,021.80	5.46	1.09
	Class C	1,000.00	1,017.90	9.21	1.84
	Class Y	1,000.00	1,022.30	4.21	0.84

Growth Stock Fund	Class A	1,000.00	997.90	6.44	1.30
	Class B	1,000.00	994.40	10.19	2.06
	Class C	1,000.00	993.20	10.18	2.06
	Class Y	1,000.00	999.00	5.20	1.05

Growth and Income Fund	Class A	1,000.00	977.70	6.33	1.29
	Class B	1,000.00	973.60	9.98	2.04
	Class C	1,000.00	974.30	9.99	2.04
	Class Y	1,000.00	979.10	5.10	1.04

Value Fund	Class A	1,000.00	991.30	6.17	1.25
	Class B	1,000.00	988.30	9.91	2.01
	Class C	1,000.00	988.40	9.91	2.01
	Class Y	1,000.00	992.60	4.99	1.01

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2007

		Beginning Account Value 2/1/07	Ending Account Value 7/31/07	Expense Paid During Period* 2/1/07 - 7/31/07	Expense Ratio During Period** 2/1/07 - 7/31/07
High Grade Core Fixed Income Fund	Class A	$1,000.00	$1,014.50	$4.65	0.93%
	Class B	1,000.00	1,011.80	8.33	1.67
	Class C	1,000.00	1,011.80	8.33	1.67
	Class Y	1,000.00	1,015.70	3.35	0.67

Tax-Free Securities Fund	Class A	1,000.00	1,010.60	4.59	0.92
	Class B	1,000.00	1,006.90	8.31	1.67
	Class C	1,000.00	1,006.90	8.31	1.67
	Class Y	1,000.00	1,011.80	3.34	0.67

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,018.20	3.85	0.77
	Class C	1,000.00	1,015.50	7.60	1.52
	Class Y	1,000.00	1,019.40	2.60	0.52

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,012.60	4.94	0.99
	Class C	1,000.00	1,008.90	8.62	1.73
	Class Y	1,000.00	1,014.80	3.65	0.73

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,022.40	3.26	0.65
	Class B	1,000.00	1,018.70	7.01	1.40
	Class C	1,000.00	1,018.70	7.01	1.40
	Class Y	1,000.00	1,024.70	2.01	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2007

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/07	Ending Account Value 7/31/07	Expense Paid During Period* 2/1/07 - 7/31/07	Expense Ratio During Period** 2/1/07 - 7/31/07
New Asia Growth Fund	Class A	$1,000.00	$1,016.86	$8.00	1.60%
	Class B	1,000.00	1,013.14	11.73	2.35
	Class C	1,000.00	1,013.14	11.73	2.35
	Class Y	1,000.00	1,018.10	6.76	1.35

International Stock Fund	Class A	1,000.00	1,018.20	6.66	1.33
	Class B	1,000.00	1,014.48	10.39	2.08
	Class C	1,000.00	1,014.48	10.39	2.08
	Class Y	1,000.00	1,019.44	5.41	1.08

Small Cap Fund	Class A	1,000.00	1,016.91	7.95	1.59
	Class B	1,000.00	1,013.24	11.63	2.33
	Class C	1,000.00	1,013.24	11.63	2.33
	Class Y	1,000.00	1,018.20	6.66	1.33

Mid-Cap Fund	Class A	1,000.00	1,019.39	5.46	1.09
	Class C	1,000.00	1,015.67	9.20	1.84
	Class Y	1,000.00	1,020.63	4.21	0.84

Growth Stock Fund	Class A	1,000.00	1,018.35	6.51	1.30
	Class B	1,000.00	1,014.58	10.29	2.06
	Class C	1,000.00	1,014.58	10.29	2.06
	Class Y	1,000.00	1,019.59	5.26	1.05

Growth and Income Fund	Class A	1,000.00	1,018.40	6.46	1.29
	Class B	1,000.00	1,014.68	10.19	2.04
	Class C	1,000.00	1,014.68	10.19	2.04
	Class Y	1,000.00	1,019.64	5.21	1.04

Value Fund	Class A	1,000.00	1,018.60	6.26	1.25
	Class B	1,000.00	1,014.83	10.04	2.01
	Class C	1,000.00	1,014.83	10.04	2.01
	Class Y	1,000.00	1,019.79	5.06	1.01

High Grade Core Fixed Income Fund	Class A	1,000.00	1,020.18	4.66	0.93
	Class B	1,000.00	1,016.51	8.35	1.67
	Class C	1,000.00	1,016.51	8.35	1.67
	Class Y	1,000.00	1,021.47	3.36	0.67

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2007

		Beginning Account Value 2/1/07	Ending Account Value 7/31/07	Expense Paid During Period* 2/1/07 - 7/31/07	Expense Ratio During Period** 2/1/07 - 7/31/07
Tax-Free Securities Fund	Class A	$1,000.00	$1,020.23	$4.61	0.92%
	Class B	1,000.00	1,016.51	8.35	1.67
	Class C	1,000.00	1,016.51	8.35	1.67
	Class Y	1,000.00	1,021.47	3.36	0.67

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,020.98	3.86	0.77
	Class C	1,000.00	1,017.26	7.60	1.52
	Class Y	1,000.00	1,022.22	2.61	0.52

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,019.89	4.96	0.99
	Class C	1,000.00	1,016.22	8.65	1.73
	Class Y	1,000.00	1,021.17	3.66	0.73

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,021.57	3.26	0.65
	Class B	1,000.00	1,017.85	7.00	1.40
	Class C	1,000.00	1,017.85	7.00	1.40
	Class Y	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-258-9232. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

INVESTMENT ADVISER
Asset Management Group of Bank of Hawaii
130 Merchant Street, Suite 370
Honolulu, HI 96813

SUB-ADVISERS
First State Investments International Limited
23 St. Andrew Square
Edinburgh
EH2 1BB

Hansberger Global Investors, Inc.
515 East Las Olas Blvd.
Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

Mellon Equity Associates, LLP
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Chicago Equity Partners, LLC
180 North LaSalle Street, Suite 3800
Chicago, IL 60601

DISTRIBUTOR
Foreside Distribution Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Boulevard, Suite 500
Columbus, OH 43215

ADMINISTRATOR
Bank of Hawaii
130 Merchant Street
Honolulu, HI 96813

SUB-ADMINISTRATOR AND TRANSFER AGENT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

To view Proxy Voting Records please visit the Pacific Capital Funds web site at www.pacificcapitalfunds.com.

PACIFIC CAPITAL
FUNDS

For more information, call
800.258.9232
or visit our website at:
www.pacificcapitalfunds.com

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds' investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain more information, please call 1-800-258-9232. Please read the prospectus carefully before investing.

Foreside Distribution Services, L.P., Distributor.

Pacific Capital Funds

MUTUAL FUNDS: ARE NOT FDIC INSURED ◆ HAVE NO BANK GUARANTEE ◆ MAY LOSE VALUE

PCR-0008 9/07

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) The audit committee has determined that no member is “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4.	Principal Accountant Fees and Services.

	2007	2006
Audit Fees	$133,500	$139,725
Audit-Related Fees	$6,500	$4,300
Tax Fees	$56,400	$54,090
All Other Fees	$0	$0

Nature of services regarding Audit-Related Fees:

2007:	Consent on N-1A charges: $4,500 plus $2,000 for 17f-2 count
2006:	Consent on N-1A charges

Nature of services regarding Tax Fees:

2007:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.
2006:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.

(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(e)(2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2007 and July 31, 2006, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $62,900 for 2007 and $58,390 for 2006.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacific Capital Funds

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date 9/26/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date 9/26/07

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date 9/26/07

*	Print the name and title of each signing officer under his or her signature.